As filed with the Securities and Exchange Commission on April 29, 2011
1933 Act Registration No. 33-17619
1940 Act Registration No. 811-05349

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. ________ ☐
Post-Effective Amendment No. 281 ☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 282 ☑
(Check appropriate box or boxes)
GOLDMAN SACHS TRUST
(Exact Name of Registrant as Specified in Charter)
71 South Wacker Drive
Chicago, Illinois 60606
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (312) 655-4400
PETER V. BONANNO, ESQ.
Goldman, Sachs & Co.
200 West Street
New York, New York 10282
(Name and Address of Agent for Service)
Copies to:
STEPHEN H. BIER, ESQ.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement
It is proposed that this filing will become effective (check appropriate box)
☑ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	April 29, 2011
GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

■	Goldman Sachs Balanced
Strategy Portfolio
■ Class A Shares: GIPAX
■ Class B Shares: GIPBX
■ Class C Shares: GIPCX
■ Institutional Shares: GIPIX
■ Service Shares: GIPSX
■ Class IR Shares: GIPTX
■ Class R Shares: GIPRX

■	Goldman Sachs Growth and
Income Strategy Portfolio
■ Class A Shares: GOIAX
■ Class B Shares: GOIBX
■ Class C Shares: GOICX
■ Institutional Shares: GOIIX
■ Service Shares: GOISX
■ Class IR Shares: GPITX
■ Class R Shares: GPIRX

■	Goldman Sachs Growth
Strategy Portfolio
■ Class A Shares: GGSAX
■ Class B Shares: GGSBX
■ Class C Shares: GGSCX
■ Institutional Shares: GGSIX
■ Service Shares: GGSSX
■ Class IR Shares: GGSTX
■ Class R Shares: GGSRX

■	Goldman Sachs Equity
Growth Strategy Portfolio
■ Class A Shares: GAPAX
■ Class B Shares: GAPBX
■ Class C Shares: GAXCX
■ Institutional Shares: GAPIX
■ Service Shares: GAPSX
■ Class IR Shares: GAPTX
■ Class R Shares: GAPRX

	■	Goldman Sachs Income Strategies Portfolio ■ Class A Shares: GXIAX ■ Class C Shares: GXICX ■ Institutional Shares: GXIIX ■ Class IR Shares: GXITX ■ Class R Shares: GXIRX
	■	Goldman Sachs Satellite Strategies Portfolio ■ Class A Shares: GXSAX ■ Class C Shares: GXSCX ■ Institutional Shares: GXSIX ■ Service Shares: GXSSX ■ Class IR Shares: GXSTX ■ Class R Shares: GXSRX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

Table of Contents

1	Goldman Sachs Balanced Strategy Portfolio—Summary

10	Goldman Sachs Growth and Income Strategy Portfolio—Summary

19	Goldman Sachs Growth Strategy Portfolio—Summary

28	Goldman Sachs Equity Growth Strategy Portfolio—Summary

36	Goldman Sachs Income Strategies Portfolio—Summary

45	Goldman Sachs Satellite Strategies Portfolio—Summary

58	Investment Management Approach

67	Risks of the Portfolios

69	Description of the Underlying Funds

80	Risks of the Underlying Funds

93	Service Providers

102	Dividends

104	Shareholder Guide
	104	How To Buy Shares
	122	How To Sell Shares

135	Taxation

138	Appendix A Additional Information on the Underlying Funds

180	Appendix B Financial Highlights

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Balanced Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Balanced Strategy Portfolio (the “Portfolio”) seeks current income and long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 113 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-169 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.00%		1.00%		None		None	None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.24%		0.24%		0.24%		0.09%		0.59%	0.24%		0.24%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.24%		0.24%		0.24%		0.09%		0.09%	0.24%		0.24%
Acquired (Underlying) Fund Fees and Expenses	0.70%		0.70%		0.70%		0.70%		0.70%	0.70%		0.70%

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Total Annual Portfolio Operating Expenses[2]	1.34%	2.09%	2.09%	0.94%	1.44%	1.09%	1.59%
Expense Limitations[3]	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%

Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.29%	2.04%	2.04%	0.89%	1.39%	1.04%	1.54%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[3]	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service and shareholder administration fees, Acquired (Underlying) Fund Fees and Expenses, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Portfolio’s average daily net assets, through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$946	$1,238	$2,068

Class B Shares
– Assuming complete redemption	$707	$950	$1,318	$2,224
– Assuming no redemption	$207	$650	$1,118	$2,224

Class C Shares
– Assuming complete redemption	$307	$650	$1,118	$2,415
– Assuming no redemption	$207	$650	$1,118	$2,415

Institutional Shares	$91	$294	$514	$1,148

Service Shares	$141	$450	$781	$1,718

Class IR Shares	$106	$341	$595	$1,323

Class R Shares	$157	$497	$860	$1,883

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2010 was 38% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 60% (within a range of 40%-80%) of its assets in Underlying Fixed Income Funds and approximately 40% (within a range of 20%-60%) of its assets in Underlying Equity Funds. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Portfolio expects to invest a relatively significant percentage of its fixed income allocation in the Goldman Sachs Short Duration Government, Global Income and Core Fixed Income Funds, and a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective.

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the Principal Risks of the Underlying Funds below.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant NAV deterioration. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk. When interest rates increase, fixed income securities held by an Underlying Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk. The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Small Cap Risk. Investments in small capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 69 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares compare to those of certain broad-based securities market indices and to the Balanced Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Strategy Composite Index is comprised of the Barclays Capital U.S. Aggregate Bond Index (60%), the S&P 500® Index (20%), and the MSCI® EAFE® Index (20%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q3 ’09 +11.41% Worst Quarter Q4 ’08 –10.40%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	2.51%	2.62%	3.73%	4.10%
Returns After Taxes on Distributions	1.78%	1.35%	2.58%	2.81%
Returns After Taxes on Distributions and Sale of Portfolio Shares	1.74%	1.67%	2.63%	2.83%

Class B Shares (Inception 1/2/98)
Returns Before Taxes	2.54%	2.58%	3.67%	4.07%

Class C Shares (Inception 1/2/98)
Returns Before Taxes	6.62%	3.00%	3.54%	3.78%

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	8.89%	4.20%	4.73%	4.98%

Service Shares (Inception 1/2/98)
Returns Before Taxes	8.44%	3.68%	4.16%	4.46%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	2.29%	1.41%	3.82%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	2.94%	3.93%	5.22%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	5.80%	5.83%	5.95%
Balanced Strategy Composite Index	9.16%	5.01%	4.99%	5.81%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	8.74%	n/a	n/a	1.26%

Class R Shares (Inception 11/30/07)
Returns	8.21%	n/a	n/a	0.75%

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	n/a	n/a	–2.99%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	n/a	n/a	–7.05%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	n/a	n/a	5.82%
Balanced Strategy Composite Index	9.16%	n/a	n/a	2.04%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of Quantitative Investment Strategies, has managed the Portfolio since 2001; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Alpha Strategies and Head of Research, has managed the Portfolio since 2009; and Nicholas Chan, CFA, Vice President and Portfolio Manager of the Quantitative Investment Strategies team, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 57 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 57 of this Prospectus.

Goldman Sachs Growth and Income Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Growth and Income Strategy Portfolio (the “Portfolio”) seeks long-term capital appreciation and current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 113 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-169 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.00%		1.00%		None		None	None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.22%		0.22%		0.22%		0.07%		0.57%	0.22%		0.22%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.22%		0.22%		0.22%		0.07%		0.07%	0.22%		0.22%
Acquired (Underlying) Fund Fees and Expenses	0.74%		0.74%		0.74%		0.74%		0.74%	0.74%		0.74%

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Total Annual Portfolio Operating Expenses[2]	1.36%	2.11%	2.11%	0.96%	1.46%	1.11%	1.61%
Expense Limitations[3]	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%

Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.33%	2.08%	2.08%	0.93%	1.43%	1.08%	1.58%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[3]	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service and shareholder administration fees, Acquired (Underlying) Fund Fees and Expenses, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Portfolio’s average daily net assets, through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$678	$954	$1,251	$2,093

Class B Shares
– Assuming complete redemption	$711	$958	$1,331	$2,248
– Assuming no redemption	$211	$658	$1,131	$2,248

Class C Shares
– Assuming complete redemption	$311	$658	$1,131	$2,439
– Assuming no redemption	$211	$658	$1,131	$2,439

Institutional Shares	$95	$303	$528	$1,175

Service Shares	$146	$459	$794	$1,744

Class IR Shares	$110	$350	$609	$1,349

Class R Shares	$161	$505	$873	$1,908

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2010 was 31% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, approximately 60% (within a range of 40%-80%) of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed Income Funds of approximately 40% (within a range of 20%-60%) of its assets is intended to provide the income component. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds and will invest a relatively significant percentage of its fixed income allocation in the Core Fixed Income and Global Income Funds.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective.

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the Principal Risks of the Underlying Funds below.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant NAV deterioration. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk. When interest rates increase, fixed income securities held by an Underlying Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk. The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Small Cap Risk. Investments in small capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 69 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares compare to those of certain broad-based securities market indices and to the Growth and Income Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Strategy Composite Index is comprised of the Barclays Capital U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (30%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ’09 +14.84% Worst Quarter Q4 ’08 –16.64%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	4.07%	1.29%	3.51%	3.99%
Returns After Taxes on Distributions	3.39%	0.08%	2.45%	2.87%
Returns After Taxes on Distributions and Sale of Portfolio Shares	2.81%	0.63%	2.53%	2.87%

Class B Shares (Inception 1/2/98)
Returns Before Taxes	4.27%	1.29%	3.46%	3.95%

Class C Shares (Inception 1/2/98)
Returns Before Taxes	8.26%	1.68%	3.32%	3.66%

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	10.64%	2.86%	4.51%	4.86%

Service Shares (Inception 1/2/98)
Returns Before Taxes	10.04%	2.34%	3.99%	4.33%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	2.29%	1.41%	3.82%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	2.94%	3.93%	5.22%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	5.80%	5.83%	5.95%
Growth and Income Strategy Composite Index	10.20%	3.90%	3.87%	4.93%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	10.34%	n/a	n/a	–1.98%

Class R Shares (Inception 11/30/07)
Returns	9.96%	n/a	n/a	–2.38%

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	n/a	n/a	–2.99%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	n/a	n/a	–7.05%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	n/a	n/a	5.82%
Growth and Income Strategy Composite Index	10.20%	n/a	n/a	–0.11%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of Quantitative Investment Strategies, has managed the Portfolio since 2001; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Alpha Strategies and Head of Research, has managed the Portfolio since 2009; and Nicholas Chan, CFA, Vice President and Portfolio Manager of the Quantitative Investment Strategies team, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 57 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 57 of this Prospectus.

Goldman Sachs Growth Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Growth Strategy Portfolio (the “Portfolio”) seeks long-term capital appreciation and, secondarily, current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 113 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-169 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.0%		1.0%		None		None	None		None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.23%		0.23%		0.23%		0.08%		0.58%	0.23%		0.23%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.23%		0.23%		0.23%		0.08%		0.08%	0.23%		0.23%
Acquired (Underlying) Fund Fees and Expenses	0.76%		0.76%		0.76%		0.76%		0.76%	0.76%		0.76%

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Total Annual Portfolio Operating Expenses[2]	1.39%	2.14%	2.14%	0.99%	1.49%	1.14%	1.64%
Expense Limitation[3]	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%

Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.35%	2.10%	2.10%	0.95%	1.45%	1.10%	1.60%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[3]	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service and shareholder administration fees, Acquired (Underlying) Fund Fees and Expenses, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Portfolio’s average daily net assets, through at least April 29, 2012, and prior to such, date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$680	$962	$1,265	$2,123

Class B Shares
– Assuming complete redemption	$713	$966	$1,346	$2,278
– Assuming no redemption	$213	$666	$1,146	$2,278

Class C Shares
– Assuming complete redemption	$313	$666	$1,146	$2,469
– Assuming no redemption	$213	$666	$1,146	$2,469

Institutional Shares	$97	$311	$543	$1,209

Service Shares	$148	$467	$809	$1,776

Class IR Shares	$112	$358	$624	$1,382

Class R Shares	$163	$513	$888	$1,940

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2010 was 28% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, approximately 80% (within a range of 60%-100%) of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed Income Funds of approximately 20% (within a range of 0%-40%) of its assets is intended to provide diversification. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective.

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant NAV deterioration. To the extent that an Underlying Fund invests in non-

investment grade fixed income securities, these risks will be more pronounced. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk. When interest rates increase, fixed income securities held by an Underlying Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk. The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Small Cap Risk. Investments in small capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States.

It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 69 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares compare to those of certain broad-based securities market indices and to the Growth Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Strategy Composite Index is comprised of the S&P 500® Index (40%), the MSCI® EAFE® Index (40%), and the Barclays Capital U.S. Aggregate Bond Index (20%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ’09 +18.56% Worst Quarter Q4 ’08 –21.72%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	5.37%	0.10%	2.78%	3.26%
Returns After Taxes on Distributions	4.78%	–0.87%	2.04%	2.51%
Returns After Taxes on Distributions and Sale of Portfolio Shares	3.74%	–0.20%	2.12%	2.49%

Class B Shares (Inception 1/2/98)
Returns Before Taxes	5.56%	0.08%	2.72%	3.23%

Class C Shares (Inception 1/2/98)
Returns Before Taxes	9.51%	0.49%	2.58%	2.95%

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	11.90%	1.65%	3.78%	4.13%

Service Shares (Inception 1/2/98)
Returns Before Taxes	11.30%	1.14%	3.25%	3.60%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	2.29%	1.41%	3.82%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	2.94%	3.93%	5.22%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	5.80%	5.83%	5.95%
Growth Strategy Composite Index	11.05%	3.63%	3.63%	5.15%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	11.66%	n/a	n/a	–4.60%

Class R Shares (Inception 11/30/07)
Returns	11.20%	n/a	n/a	–5.03%

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	n/a	n/a	–2.99%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	n/a	n/a	–7.05%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	n/a	n/a	5.82%
Growth Strategy Composite Index	11.05%	n/a	n/a	–2.44%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of Quantitative Investment Strategies, has managed the Portfolio since 2001; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Alpha Strategies and Head of Research, has managed the Portfolio since 2009; and Nicholas Chan, CFA, Vice President and Portfolio Manager of the Quantitative Investment Strategies team, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 57 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 57 of this Prospectus.

Goldman Sachs Equity Growth Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Equity Growth Strategy Portfolio (the “Portfolio”) seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 113 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-169 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.00%		1.00%		None		None	None		Non	e

Annual Portfolio Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.26%		0.26%		0.26%		0.11%		0.61%	0.26%		0.26%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.26%		0.26%		0.26%		0.11%		0.11%	0.26%		0.26%
Acquired (Underlying) Fund Fees and Expenses	0.80%		0.80%		0.80%		0.80%		0.80%	0.80%		0.80%

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Total Annual Portfolio Operating Expenses[2]	1.46%	2.21%	2.21%	1.06%	1.56%	1.21%	1.71%
Expense Limitations[3]	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%

Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.39%	2.14%	2.14%	0.99%	1.49%	1.14%	1.64%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[3]	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service and shareholder administration fees, Acquired (Underlying) Fund Fees and Expenses, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Portfolio’s average daily net assets, through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class R and/or Class IR Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$979	$1,296	$2,192

Class B Shares
– Assuming complete redemption	$717	$984	$1,377	$2,347
– Assuming no redemption	$217	$684	$1,177	$2,347

Class C Shares
– Assuming complete redemption	$317	$684	$1,177	$2,536
– Assuming no redemption	$217	$684	$1,177	$2,536

Institutional Shares	$101	$330	$577	$1,285

Service Shares	$151	$485	$842	$1,848

Class IR Shares	$116	$376	$657	$1,457

Class R Shares	$167	$531	$920	$2,011

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2010 was 27% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, substantially all (within a range of 80%-100%) of the Portfolio’s total assets will be allocated among Underlying Equity Funds. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective.

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the

Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the Principal Risks of the Underlying Funds below.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk. The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 69 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares compare to those of certain broad-based securities market indices and to the Equity Growth Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Strategy Composite Index is comprised of the S&P 500® Index (50%) and the MSCI® EAFE® Index (50%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ’09 +20.94% Worst Quarter Q4 ’08 –23.84%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	6.43%	0.01%	2.68%	3.08%
Returns After Taxes on Distributions	6.05%	–0.83%	2.23%	2.59%
Returns After Taxes on Distributions and Sale of Portfolio Shares	4.47%	–0.14%	2.23%	2.52%

Class B Shares (Inception 1/2/98)
Returns Before Taxes	6.83%	–0.01%	2.61%	3.05%

				Since
For the period ended December 31, 2010	1 Year	5 Years	10 Years	Inception
Class C Shares (Inception 1/2/98)
Returns Before Taxes	10.82%	0.41%	2.50%	2.78%

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	13.09%	1.54%	3.67%	3.92%

Service Shares (Inception 1/2/98)
Returns Before Taxes	12.53%	1.05%	3.16%	3.42%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	2.29%	1.41%	3.82%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	2.94%	3.93%	5.22%
Equity Growth Strategy Composite Index	11.71%	2.71%	2.76%	4.63%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	12.89%	n/a	n/a	–5.85%

Class R Shares (Inception 11/30/07)
Returns	12.34%	n/a	n/a	–6.17%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	n/a	n/a	–2.99%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	n/a	n/a	–7.05%
Equity Growth Strategy Composite Index	11.71%	n/a	n/a	–4.92%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of Quantitative Investment Strategies, has managed the Portfolio since 2001; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Alpha Strategies and Head of Research, has managed the Portfolio since 2009; and Nicholas Chan, CFA, Vice President and Portfolio Manager of the Quantitative Investment Strategies team, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 57 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 57 of this Prospectus.

Goldman Sachs Income Strategies Portfolio—Summary

Investment Objective

The Goldman Sachs Income Strategies Portfolio (the “Portfolio”) seeks current income and long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 113 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-169 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A	Class C	Institutional	Class IR	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None

Annual Portfolio Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and Service Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	1.07%	1.07%	0.92%	1.07%	1.07%
Service Fees
Shareholder Administration Fees
All Other Expenses
Acquired (Underlying) Fund Fees and Expenses	0.81%	0.81%	0.81%	0.81%	0.81%

Total Annual Portfolio Operating Expenses[2]	2.25%	3.00%	1.85%	2.00%	2.50%
Expense Limitations[3]	(0.87)%	(0.87)%	(0.87)%	(0.87)%	(0.87)%

Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.38%	2.13%	0.98%	1.13%	1.63%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, Acquired (Underlying) Fund Fees and Expenses, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.01% of the Portfolio’s average daily net assets, through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class R and/or Class IR Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class R and/or Class IR Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$1,134	$1,612	$2,925

Class C Shares
– Assuming complete redemption	$316	$844	$1,499	$3,252
– Assuming no redemption	$216	$844	$1,499	$3,252

Institutional Shares	$100	$496	$917	$2,093

Class IR Shares	$115	$542	$995	$2,253

Class R Shares	$165	$694	$1,250	$2,766

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2010 was 70% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, approximately 60% (within a range of 40%-80%) of the Portfolio’s total assets will be allocated among Underlying Fixed Income Funds and approximately 40% (within a range of 20%-60%) of the Portfolio’s total assets will be allocated among Underlying Equity Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a significant percentage of its fixed income allocation in the High Yield, Global Income, Investment Grade Credit, Local Emerging Markets Debt and Emerging Markets Debt Funds and will invest a significant percentage of its assets in the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, and International Real Estate Securities Funds.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective.

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying

Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the Principal Risks of the Underlying Funds below.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant NAV deterioration. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk. When interest rates increase, fixed income securities held by an Underlying Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Liquidity Risk. The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Option Writing Risk. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (premium) at the time of selling the call option. When an Underlying Fund writes stock index (or related exchange-traded fund (“ETF”)) call options, it receives cash but limits its opportunity to profit from an increase in the market value of the index beyond the exercise price (plus the premium received) of the option. In a rising market, such Underlying Funds could significantly underperform the market, and these Underlying Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but each Underlying Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio and in a period of a sharply falling equity market, these Underlying Funds will likely also experience sharp declines in their net asset value.

Real Estate Industry Risk. The Real Estate Securities and International Real Estate Securities Funds are subject to certain risks associated with real estate, including, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.

Small Cap Risk. Investments in small capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk. Because the investment advisers of certain Underlying Funds balance investment considerations and tax considerations, the pre-tax performance of those Underlying Funds may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Underlying Funds to shareholders. A high percentage of the Underlying Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal

National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 69 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class C, Institutional, Class R and Class IR Shares compare to those of certain broad-based securities market indices and to the Income Strategies Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Strategies Composite Index is comprised of the S&P 500® Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ’09 +14.11% Worst Quarter Q4 ’08 –15.56%

AVERAGE ANNUAL TOTAL RETURN

		Since
For the period ended December 31, 2010	1 Year	Inception
Class A Shares (Inception 3/30/07)
Returns Before Taxes	6.22%	–0.06%
Returns After Taxes on Distributions	4.89%	–1.60%
Returns After Taxes on Distributions and Sale of Portfolio Shares	4.18%	–0.86%

Class C Shares (Inception 3/30/07)
Returns Before Taxes	10.42%	0.68%

Institutional Shares (Inception 3/30/07)
Returns Before Taxes	12.83%	1.85%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	–1.05%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	6.15%
Income Strategies Composite Index	10.40%	3.71%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	12.66%	1.47%

Class R Shares (Inception 11/30/07)
Returns	12.00%	1.02%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	–2.99%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	5.82%
Income Strategies Composite Index	10.40%	2.77%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Class R and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of Quantitative Investment Strategies, has managed the Portfolio since 2007; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Alpha Strategies and Head of Research, has managed the Portfolio since 2009; and Nicholas Chan, CFA, Vice President and Portfolio Manager of the Quantitative Investment Strategies team, has managed the Portfolio since 2007.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 57 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 57 of this Prospectus.

Goldman Sachs Satellite Strategies Portfolio—Summary

Investment Objective

The Goldman Sachs Satellite Strategies Portfolio (the “Portfolio”) seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 113 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-169 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		1.00%		None		None	None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.12%		0.12%		0.12%		0.12%	0.12%		0.12%
Distribution and Service Fees	0.25%		1.00%		None		None	None		0.50%
Other Expenses	0.26%		0.26%		0.11%		0.61%	0.26%		0.26%
Service Fees	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.26%		0.26%		0.11%		0.11%	0.26%		0.26%
Acquired (Underlying) Fund Fees and Expenses	0.96%		0.96%		0.96%		0.96%	0.96%		0.96%

	Class A	Class C	Institutional	Service	Class IR	Class R
Total Annual Portfolio Operating Expenses[2]	1.59%	2.34%	1.19%	1.69%	1.34%	1.84%
Expense Limitations[3]	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%

Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.53%	2.28%	1.13%	1.63%	1.28%	1.78%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[3]	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service and shareholder administration fees, Acquired (Underlying) Fund Fees and Expenses, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.01% of the Portfolio’s average daily net assets, through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Class R and/or Class IR Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Class R and/or Class IR Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$1,020	$1,365	$2,336

Class C Shares
– Assuming complete redemption	$332	$726	$1,247	$2,676
– Assuming no redemption	$232	$726	$1,247	$2,676

Institutional Shares	$116	$373	$651	$1,443

Service Shares	$166	$528	$915	$1,998

Class IR Shares	$131	$420	$731	$1,613

Class R Shares	$181	$574	$992	$2,159

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2010 was 18% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, at least 80% of the Portfolio’s total assets will be allocated among Underlying Funds that the Investment Adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have had lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. Satellite funds can be both equity and fixed income funds. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective.

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocated to those Underlying Funds. See the Principal Risks of the Underlying Funds below.

Temporary Investments. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Commodity Sector Risk. Exposure to the commodities markets may subject the Commodity Strategy Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Commodity Strategy Fund invests may be issued by companies in the financial services sector and events affecting issues in the financial services sector may cause the Commodity Strategy Fund’s share value to fluctuate.

Concentration Risk. Concentration risk is the risk that an Underlying Fund’s performance will be significantly affected by developments in the sector in which its investments are concentrated. By concentrating its assets in a single sector or group of sectors, an Underlying Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on that sector or group of sectors will negatively impact the Underlying Fund to a greater extent than if the Underlying Fund’s assets were diversified across different sectors.

Conflict of Interest Risk. Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant NAV deterioration. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk. When interest rates increase, fixed income securities held by an Underlying Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk. Borrowing and the use of derivatives result in leverage, which can magnify the effects of changes in the value of an Underlying Fund and make it more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Liquidity Risk. The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Obligations Risk. The High Yield Floating Rate Fund is subject to certain risks associated with investments in loan obligations. Loan obligations are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to Investment. Many loan obligations are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. This will also have an adverse impact on the High Yield Floating Rate Fund’s ability to dispose of particular loan obligations or loan participations when necessary to meet the High Yield Floating Rate Fund’s liquidity needs or when necessary in response to a specific economic event, such as a decline in the credit quality of the borrower.

Loan Participation Risk. The High Yield Floating Rate Fund is subject to certain risks associated with investments in loan participations. The High Yield Floating Rate Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and interest. Where the High Yield Floating Rate Fund lacks direct recourse, the Fund will look to an agent for the lenders to enforce appropriate credit remedies against the borrower. The High Yield Floating Rate Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of certain loan participations, the High Yield Floating Rate Fund may be regarded as a creditor of the agent lender rather than of the underlying borrower, and therefore may be subject to the risk that the agent lender may become insolvent.

Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment Grade Investments Risk. Certain Underlying Funds may invest in non-investment grade investments (commonly known as “junk bonds”) that are considered speculative. Non-investment grade investments and unrated investments of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These investments may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the non-investment grade markets generally and less secondary market liquidity. Certain Underlying Funds may purchase the securities or obligations of issuers that are in default.

Real Estate Industry Risk. The Real Estate Securities and International Real Estate Securities Funds are subject to certain risks associated with real estate, including, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-

performance and out-performance in comparison to equity securities markets in general.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.

Second Lien Loans Risk. The High Yield Floating Rate Fund may invest in second lien loans. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

Senior Loan Risk. The High Yield Floating Rate Fund may invest in senior loans, which hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most senior loans than is the case for many other types of securities, and the High Yield Floating Rate Fund’s investment adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the High Yield Floating Rate Fund to realize full value in the event of the need to sell a senior loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although senior loans in which the High Yield Floating Rate Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the High Yield Floating Rate Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the High Yield Floating Rate Fund, such as invalidation of senior loans.

Small Cap Risk. Investments in small capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Subsidiary and Tax Risk. The Commodity Strategy Fund, by investing in its wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the “Subsidiary”), will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are similar to those that are permitted to be held by the Commodity Strategy Fund. The Commodity Strategy Fund is limited in the extent to which it may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary may invest in these commodity-linked derivatives without limitation. There can be no assurance that the investment objective of the Subsidiary will be achieved. Because the Subsidiary is not registered under the Investment Company Act, it is not subject to all the investor protections thereof. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Commodity Strategy Fund and/or the Subsidiary to operate as described in its prospectus and could adversely affect the Commodity Strategy Fund. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 69 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Institutional Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class C, Institutional, Service, Class R and Class IR Shares compare to those of certain broad-based securities market indices and to the Satellite Strategies Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Strategies Composite Index is comprised of the Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (30%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ’09 +22.24% Worst Quarter Q4 ’08 –28.94%

AVERAGE ANNUAL TOTAL RETURN

		Since
For the period ended December 31, 2010	1 Year	Inception
Class A Shares (Inception 3/30/07)
Returns Before Taxes	7.88%	–2.60%
Returns After Taxes on Distributions	5.98%	–4.14%
Returns After Taxes on Distributions and Sale of Fund Shares	5.13%	–3.06%

Class C Shares (Inception 3/30/07)
Returns Before Taxes	12.44%	–1.86%

		Since
For the period ended December 31, 2010	1 Year	Inception
Institutional Shares (Inception 3/30/07)
Returns Before Taxes	14.66%	–0.81%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	–1.05%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	–3.49%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	6.15%
Satellite Strategies Composite Index	10.20%	1.65%

Service Shares (Inception 8/29/08)
Returns Before Taxes	14.17%	–0.82%
S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	1.46%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	–0.75%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	6.71%
Satellite Strategies Composite Index	10.20%	3.70%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	14.34%	–3.02%

Class R Shares (Inception 11/30/07)
Returns	14.01%	–3.50%

S&P 500® Index (reflects no deduction for fees or expenses)	15.06%	–2.99%
MSCI® EAFE® (gross) Index (reflects no deduction for fees, expenses or taxes)	8.21%	–7.05%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	6.54%	5.82%
Satellite Strategies Composite Index	10.20%	–0.11%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Class R and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer of Quantitative Investment Strategies, has managed the Portfolio since 2007; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies team—Alpha Strategies and Head of Research, has managed the Portfolio since 2009; and Nicholas Chan, CFA, Vice President and Portfolio Manager of the Quantitative Investment Strategies team, has managed the Portfolio since 2007.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 57 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 57 of this Prospectus.

Fund of Funds Portfolios – Additional
Summary Information

Tax Information

The Portfolios’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through an Authorized Institution, the Portfolio and/or its related companies may pay the Authorized Institution for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVES

The Balanced Strategy and Income Strategies Portfolios both seek current income and long-term capital appreciation. The Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income. The Equity Growth Strategy Portfolio and the Satellite Strategies Portfolio both seek long-term capital appreciation. Each Portfolio’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Balanced Strategy Portfolio

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed Income Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio may invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds and a relatively significant percentage of its fixed income allocation in the Short Duration Government, Global Income and Core Fixed Income Funds.

The Portfolio’s benchmark indices are the S&P 500® Index, the MSCI® EAFE® Index, the Barclays Capital U.S. Aggregate Bond Index and the Balanced Strategy Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process. The MSCI® EAFE® Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance in 21 developed markets, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Balanced Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Strategy Composite Index is comprised of the Barclays Capital U.S. Aggregate Bond Index (60%), the S&P 500® Index (20%), and the MSCI® EAFE® Index (20%).

INVESTMENT MANAGEMENT APPROACH

Growth and Income Strategy Portfolio

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed Income Funds is intended to provide the income component. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds and will invest a relatively significant percentage of its fixed income allocation in the Core Fixed Income and Global Income Funds.

The Portfolio’s benchmark indices are the S&P 500® Index, the MSCI® EAFE® Index, the Barclays Capital U.S. Aggregate Bond Index and the Growth and Income Strategy Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process. The MSCI® EAFE® Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance in 21 developed markets, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Growth and Income Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Strategy Composite Index is comprised of the Barclays Capital U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (30%).

Growth Strategy Portfolio

Under normal conditions, approximately 80% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed Income Funds is intended to provide diversification. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds.

The Portfolio’s benchmark indices are the S&P 500® Index, the MSCI® EAFE® Index, the Barclays Capital U.S. Aggregate Bond Index and the Growth Strategy Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process.

The MSCI® EAFE® Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance in 21 developed markets, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Growth Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Strategy Composite Index is comprised of the S&P 500® Index (40%), the MSCI® EAFE® Index (40%), and the Barclays Capital U.S. Aggregate Bond Index (20%).

Equity Growth Strategy Portfolio

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments relative to the other Portfolios in this Prospectus. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds.

The Portfolio’s benchmark indices are the S&P 500® Index, the MSCI® EAFE® Index, and the Equity Growth Strategy Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process. The MSCI® EAFE® Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance in 21 developed markets, excluding the U.S. and Canada. The Equity Growth Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Strategy Composite Index is comprised of the S&P 500® Index (50%) and the MSCI® EAFE® Index (50%).

Income Strategies Portfolio

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed Income Funds and approximately 40% of the Portfolio’s total assets will be allocated among Underlying Equity Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a significant percentage of its fixed income allocation

INVESTMENT MANAGEMENT APPROACH

in the Global Income, Local Emerging Markets Debt, Investment Grade Credit, High Yield and Emerging Markets Debt Funds and will invest a significant percentage of its assets in the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, and International Real Estate Securities Funds.

The Portfolio’s benchmark indices are the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index and the Income Strategies Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process. The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Income Strategies Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Strategies Composite Index is comprised of the S&P 500® Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%).

Satellite Strategies Portfolio

Under normal conditions, at least 80% of the Portfolio’s total assets will be allocated among Underlying Funds that the Investment Adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have had low correlations to traditional market exposures such as large cap equities and investment grade fixed income. Satellite funds can be both equity and fixed income funds. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities.

The Portfolio’s benchmark indices are the S&P 500® Index, the MSCI® EAFE® Index, the Barclays Capital U.S. Aggregate Bond Index and the Satellite Strategies Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process. The MSCI® EAFE® Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance in 21 developed markets, excluding the U.S. and Canada. The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Satellite Strategies Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Strategies Composite Index is comprised of the Barclays Capital U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (30%).

GSAM’s Satellite Strategies Investment Philosophy:

For the Satellite Strategies Portfolio, the Investment Adviser believes there are three primary sources of risk that contribute to portfolio return—interest rate risk, equity market risk and active management risk. The first two risks—interest rate and equity market—constitute “market risk” (beta), meaning risk naturally associated with bond or stock market returns. Active management risk, however, comes from the pursuit of non-market related return (alpha) through active, skilled portfolio management.

Through a Core and Satellite approach to portfolio construction, investors can separate these three sources of portfolio risk to seek additional return opportunities. Investors achieve their desired exposure to equity and fixed income markets through Core investments—typically U.S. large cap equities and fixed income obtained through passive, structured and/or actively-managed strategies. Active and skilled portfolio management can contribute to alpha return of any mutual fund. However, investors can pursue additional return opportunities through less correlated satellite strategies such as emerging markets, high yield and commodities investments. The Investment Adviser believes the result of Core and Satellite investing is more efficient portfolio construction—and higher risk-adjusted return potential. Because the risks of satellite investments are typically less correlated with market risk, the Investment Adviser believes they can be added to any portfolio to increase diversification and return opportunities—without greatly impacting a portfolio’s overall risk.

The Investment Adviser’s Quantitative Investment Strategies Group uses a disciplined, rigorous and quantitative approach in allocating to the satellite asset classes included in the Portfolio. The Portfolio starts with a strategic allocation among the various asset classes. For this strategic allocation the Investment Adviser uses a proprietary asset allocation model. In contrast to traditional equity and fixed income selection strategies which focus on individual stocks and bonds, the model focuses on broad asset classes, such as emerging markets, high yield and commodities. The Investment Adviser’s model uses financial and economic factors that are designed to capture the risks and returns of global asset classes across markets. While the asset allocation process is rigorous and quantitative, allocation is driven by intuitive economic reasoning. On a monthly basis, the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly.

INVESTMENT MANAGEMENT APPROACH

The Investment Adviser employs GSAM’s proprietary Black Litterman asset allocation technique to set the Satellite Strategies Portfolio’s strategic allocations.

All Portfolios

The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of Underlying Funds including Underlying Fixed Income Funds and Underlying Equity Funds. An investor may choose to invest in one or more of the Portfolios based on factors including individual investment goals, risk tolerance and financial circumstances.

Each Portfolio and Underlying Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. Each Underlying Fund may, for temporary defensive purposes, invest a substantial portion, and in some cases all, of its total assets in some or all of the following: U.S. government securities, commercial paper rated at least A-2 by Standard & Poor’s Ratings Group (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, cash and cash equivalents. When a Portfolio’s or an Underlying Fund’s assets are invested in such instruments, the Portfolio or Underlying Fund may not be achieving its investment objective.

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range
Balanced Strategy
Equity	40%	20%–60%
Fixed Income	60%	40%–80%

Growth and Income Strategy
Equity	60%	40%–80%
Fixed Income	40%	20%–60%

Growth Strategy
Equity	80%	60%–100%
Fixed Income	20%	0%–40%

Portfolio	Target	Range
Equity Growth Strategy
Equity	100%	80%–100%
Fixed Income	0%	0%–20%

Income Strategies
Equity	40%	20%–60%
Fixed Income	60%	40%–80%

Satellite Strategies
Equity	N/A	25%–75%
Fixed Income	N/A	25%–75%

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

As of December 31, 2010, more than 25% of the total assets of each of the Growth Strategy Portfolio and Equity Growth Strategy Portfolio were invested in the Structured International Equity Fund.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the SAI are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

INVESTMENT MANAGEMENT APPROACH

GSAM’s Asset Allocation Investment Philosophy:

For each of the Portfolios (other than the Satellite Strategies Portfolio), the Investment Adviser’s Quantitative Investment Strategies Group uses a disciplined, rigorous and quantitative approach to global tactical asset allocation for each of the Portfolios. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. The Investment Adviser’s GTAA models use financial and economic factors that are designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

The Asset Allocation Investment Process involves investing a Portfolio’s assets in other Goldman Sachs Funds within specified equity and fixed income percentage ranges.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting markets that the Investment Adviser believes to be attractive and underweighting markets it considers to be unattractive. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs GSAM’s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Portfolio is managed.

ADDITIONAL PERFORMANCE INFORMATION

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Portfolio’s Summary section are applicable only to the time period covered by the bar chart.

Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares.

These definitions apply to the after-tax returns shown in the “Performance” section of each Portfolio’s Summary section.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Portfolio’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Portfolio Shares. These returns reflect taxes paid on distributions on a Portfolio’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The principal risks of each Portfolio are discussed in the Summary sections of this Prospectus. The following gives additional information on the risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

■	Affiliated Persons—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory, transfer agency and/or principal underwriting services provided. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter. Other funds with similar investment strategies may perform better or worse than the Underlying Funds.

■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

■	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.

■	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Underlying Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Central and South America, Eastern Europe, Africa and the Middle East. Each Portfolio may also invest in Underlying Funds that in turn invest in investment grade fixed income securities, emerging market debt securities, inflation protected securities and non-investment grade fixed income securities (“junk bonds”) (which are considered speculative). In addition, the Underlying Funds may purchase derivative securities including structured notes; enter into forward currency and options on currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. Certain Portfolios may invest in an Underlying Fund that in turn has exposure to the commodities markets and be subject to greater volatility than investments in traditional securities. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and in the SAI.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are currently expected to be used for investment by one or more of the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that currently exist or may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval or notice. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and in the SAI. This Prospectus is not an offer to sell and is not soliciting an offer to buy any of the Underlying Funds. In addition, a description of the Portfolios’ policies and procedures with respect to the disclosure of a Portfolio’s portfolio security holdings is available in the SAI. For information regarding the disclosure of an Underlying Fund’s portfolio securities holdings, see the applicable Underlying Fund’s prospectus.

Underlying Fund	Investment Objectives	Investment Criteria
Structured Large Cap Value	Long-term growth of capital and dividend income.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: valuation, profitability, quality, management, momentum and sentiment. The Fund seeks to maintain risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index.

Structured Large Cap Growth	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: valuation, profitability, quality, management, momentum and sentiment. The Fund seeks to maintain risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index.

Underlying Fund	Investment Objectives	Investment Criteria
Strategic Growth	Long-term growth of capital.	At least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in equity investments. The Fund may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Large Cap Value	Long-term capital appreciation.	At least 80% of its Net Assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public market capitalization within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies, and may invest up to 20% of its Net Assets in fixed income securities.

Structured Small Cap Equity	Long-term growth of capital.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: valuation, profitability, quality, management, momentum and sentiment. The Fund seeks to maintain risk, style, capitalization and industry characteristics similar to the Russell 2000® Index.

Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	At least 80% of its Net Assets in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITs, real estate industry companies or other real estate related investments. The Fund may invest up to 15% of its total assets in foreign securities, including securities quoted in foreign currencies, and may invest up to 20% of its total assets in fixed income investments.

Structured International Equity	Long-term growth of capital.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, profitability, quality, management, momentum and sentiment. The Fund seeks to maintain risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.

DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria
Emerging Markets Equity	Long-term capital appreciation.	At least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Fund may invest up to 20% of its Net Assets in certain fixed income securities and in certain equity and fixed income securities of developed country issuers.

Commodity Strategy	Long-term total return.	The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. The Fund may also invest in a wholly-owned Cayman Island subsidiary that has the same investment objective as the Fund and invests in a portfolio of commodity index-linked securities, commodity-linked securities, other derivative investments that provide exposure to the commodity markets, and other instruments, including fixed income securities. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Fund’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Fund invests, directly or through its Subsidiary, at least 25% of its assets in instruments which provide exposure to the performance of the commodity markets.

International Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	At least 80% of its Net Assets in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States. The Fund expects that a substantial portion of its assets will be invested in REITs, real estate industry companies or other real estate related investments. The Fund may invest up to 20% of its total assets in U.S. issuers and certain fixed income investments.

Underlying Fund	Investment Objectives	Investment Criteria
U.S. Equity Dividend and Premium	Income and total return.	At least 80% of its Net Assets in dividend-paying equity investments in large-cap U.S. issuers, (including foreign issuers that are traded in the United States) with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. The Fund uses a variety of quantitative techniques when selecting investments. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund expects that, under normal circumstances, it will sell call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of the Fund’s portfolio.

Structured Emerging Markets Equity	Long-term growth of capital.	At least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability, quality and sentiment. The Fund seeks to maintain risk, style, capitalization and industry characteristics similar to the MSCI® Emerging Markets Index (adjusted for country views).

Structured International Small Cap	Long-term growth of capital.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research including but not limited to valuation, profitability, quality, management, momentum and sentiment. The Fund seeks to maintain risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Small Cap Index.

International Small Cap	Long-term capital appreciation.	At least 80% of its Net Assets in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria
International Equity Dividend and Premium Fund	Total return, with an emphasis on income.	At least 80% of its Net Assets in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of the market capitalization of the MSCI® EAFE® Index at the time of investment. The Fund uses a variety of quantitative techniques when selecting investments. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index. The Fund expects that, under normal circumstances, it will sell call options on the MSCI® EAFE® Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of the Fund’s portfolio.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity
Financial Square Prime Obligations	Maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Dollar-Weighted Average Portfolio Maturity = Not more than 60 days; Dollar-weighted Average Portfolio Life = Not more than 120 days	N/A

Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration* = Two-Year U.S. Treasury Note Index plus or minus 0.5 years	2-year U.S. Treasury note

Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.	Target Duration* = Barclays Capital U.S. Aggregate Bond Index plus or minus one year	5-year U.S. Treasury note

Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration* = Barclays Capital Global Aggregate Index (USD Hedged) plus or minus 2.5 years	6-year bond

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration* = Barclays Capital U.S. Corporate High Yield Bond Index –2% Issuer Capped plus or minus 2.5 years	N/A

High Yield Floating Rate Fund	A high level of current income.	Target Duration* = less than 0.5 years The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 5-7 years).	Low

*	The Underlying Fund’s duration approximates its price sensitivity to changes in interest rates.

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments
High-quality, short-term fixed income securities.	Minimum = AAA/Aaa or A-1/P-1	U.S. Treasury Obligations, U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other U.S. entities, asset-backed and receivables-backed securities, and repurchase agreements.

At least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities.	U.S. Government Securities and repurchase agreements collateralized by such securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans. Also invests in futures, swaps and other derivatives.

At least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB–/Baa3 (at time of purchase)	Foreign fixed income, custodial receipts, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities. Also invests in futures, swaps and other derivatives.

At least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers.	Minimum = BBB–/Baa3 (at time of purchase) At least 25% = AAA/Aaa	Mortgage-backed and asset-backed securities, U.S. Government securities, custodial receipts, corporate debt securities, certificates of deposit, bankers’ acceptances, commercial paper, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities. Also invests in futures, swaps and other derivatives.

At least 80% of its Net Assets in high-yield, fixed income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% = BB/Ba or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed income securities, loan participations, custodial receipts, municipal securities, preferred stock, structured securities, foreign currencies and repurchase agreements. Also invests in futures, swaps and other derivatives.

At least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade.	At least 80% = BB+/Ba1 or below (at time of purchase)	Fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. May also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities. May also invest in credit default swaps on credit and loan indices and forward contracts and other derivatives.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity
Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years	10-year U.S. government bond

Ultra-Short Duration Government	A high level of current income, consistent with low volatility of principal.	Target Duration* = 9 months plus or minus 1 year	9-month U.S. Treasury bill

Government Income	A high level of current income, consistent with safety of principal.	Target Duration* = Barclays Capital Government/Mortgage Index plus or minus 1 year	5-year U.S. Treasury note

U.S. Mortgages	A high level of total return consisting of income and capital appreciation.	Target Duration* = Barclays Capital U.S. Securitized Index plus or minus 0.5 years	N/A

Investment Grade Credit	A high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Credit Index.	Target Duration* = Barclays Capital U.S. Credit Index plus or minus 1 year	7-year U.S. Treasury note

*	The Underlying Fund’s duration approximates its price sensitivity to changes in interest rates.

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments
At least 80% of its Net Assets in fixed income securities of issuers located in emerging countries.	The Fund may invest in securities without regard to credit rating.	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issues, fixed and floating rate, senior and subordinated corporate debt obligations, loan participations and repurchase agreements. Also invests in futures, swaps and other derivatives.

At least 80% of its Net Assets in U.S. Government Securities, including mortgage-backed securities. The Fund may invest in repurchase agreements collateralized by U.S. Government Securities.	U.S. Government Securities and repurchase agreements collateralized by such securities Minimum for non-U.S. Government Securities = AAA/Aaa (at time of purchase)	The Fund may also invest in other non-government securities.

At least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Also invests in non-government securities such as mortgage-backed securities, asset-backed securities and corporate securities.	U.S. Government Securities Minimum for non-U.S. Government Securities = AAA/Aaa (at time of purchase)	The Fund may also invest in futures, swaps and other derivatives.

At least 80% of its Net Assets in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities.	Minimum = BBB–/Baa3 (at time of purchase)	Mortgage dollar rolls, U.S. Government Securities and asset-backed securities. Also invests in futures, swaps and other derivatives.

At least 80% of its Net Assets in investment grade fixed income securities including corporate securities, U.S. Government Securities, mortgage-backed securities, asset-backed securities and municipal securities.
	Minimum = BBB–/Baa3 (at time of purchase)	Also invests in futures, swaps and other derivatives.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity
Local Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = J.P. Morgan Government Bond Index—Emerging Markets Global Diversified Index plus or minus 2 years	N/A

*	The Underlying Fund’s duration approximates its price sensitivity to changes in interest rates.

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments
At least 80% of its Net Assets in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.	The Fund may invest in securities without regard to credit rating.	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers, fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), loan participations, and repurchase agreements with respect to the foregoing. Also invests in futures, swaps and other derivatives.

Risks of the Underlying Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the applicable Underlying Funds for each Portfolio are discussed in the Summary sections of this Prospectus. The following summarizes the risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Risks That Apply To All Underlying Funds:

■	Credit/Default Risk—An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. The credit quality of an Underlying Fund’s portfolio securities may meet the Underlying Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an Underlying Fund’s holding may impair the Underlying Fund’s liquidity and have the potential to cause significant NAV deterioration.

■	Derivatives Risk—Loss may result from an Underlying Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

■	Interest Rate Risk—When interest rates increase, fixed income securities held by an Underlying Fund may decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Liquidity Risk—An Underlying Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that an Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept

RISKS OF THE UNDERLYING FUNDS

a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities.

Underlying Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the an Underlying Fund’s NAV.

Although an Underlying Fund reserves the right to meet redemption requests through in-kind distributions, to date no Underlying Fund has historically paid redemptions in kind. While an Underlying Fund may pay redemptions in kind in the future, it may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of an Underlying Fund’s shares. Redemptions by these shareholders of their shares of the Underlying Fund may further increase the Underlying Fund’s liquidity risk and may impact the Underlying Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

■	Management Risk—A strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.

■	Market Risk—The value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Underlying Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	NAV Risk—NAV of an Underlying Fund and the value of your investment may fluctuate.

Risks That Apply Primarily To The Underlying Fixed Income and Commodity Strategy Funds:

■	Call Risk—An issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

■	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Underlying Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks which may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Risk That Applies Primarily To The Underlying Equity and Commodity Strategy Funds:

■	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Risks That Are Particularly Important For Specific Underlying Funds:

■	Absence of Regulation—In general, there is less governmental regulation and supervision of transactions in the over the counter (OTC) markets (in which option

RISKS OF THE UNDERLYING FUNDS

contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

■	Commodity Sector Risk—Exposure to the commodities markets may subject the Commodity Strategy Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Commodity Strategy Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause the Commodity Fund’s share value to fluctuate.

■	Concentration Risk—Concentration risk is the risk that an Underlying Fund’s performance will be significantly affected by developments in the sector in which its investments are concentrated. By concentrating its assets in a single sector or group of sectors, an Underlying Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on that sector or group of sectors will negatively impact the Underlying Fund to a greater extent than if the Underlying Fund’s assets were diversified across different sectors. The Underlying Fund’s investments may be concentrated in issuers within the same country, state, region, currency, industry or economic sector. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the investments of these Underlying Funds or the other Underlying Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

■	Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

■	Counterparty Risk—Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

■	Distressed Debt Risk—The High Yield Floating Rate Fund may invest in obligations of financially troubled companies sometimes known as “distressed” securities). In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the High Yield Floating Rate Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the High Yield Floating Rate Fund may be required to sell its investment at a loss. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the High Yield Floating Rate Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy

RISKS OF THE UNDERLYING FUNDS

process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

■	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

■	Foreign Risk—Certain Underlying Funds may be subject to risk of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in security registration or settlement and custody. The Underlying Funds that invest in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.

■	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.

■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Leverage Risk—Borrowing and the use of derivatives result in leverage which can magnify the effects of changes in the value of an Underlying Fund and make it more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

■	Loan Obligations Risk—The High Yield Floating Rate Fund is subject to certain risks associated with investments in loan obligations. Loan obligations are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment, leaving all or part of a loan obligation unsecured. Unsecured loan obligations or unsecured portions of loan obligations are subject to greater risk of loss in the event of default by the borrower than secured loans. Many loan obligations are subject to legal or contractual restrictions on resale and are relatively illiquid and may be difficult to value. The purchase and sale of a loan obligation are subject to the requirements of the credit agreement governing the loan obligation. Loan obligations are not traded on an exchange and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. These factors will also have an adverse impact on the High Yield Floating Rate Fund’s ability to dispose of particular loan obligations or loan participations when necessary to meet the Fund’s liquidity needs or when necessary in response to a specific economic event, such as a decline in the credit quality of the borrower.

■	Loan Participation Risk—The High Yield Floating Rate Fund is subject to certain risks associated with investments in loan participations. The risk that the High Yield Floating Rate Fund will have limited recourse against a borrower who fails to pay scheduled principal and interest. When the High Yield Floating Rate Fund acts as colander in connection with a participation interest or when it acquires certain participation interests, the High Yield Floating Rate Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Floating Rate Fund lacks direct recourse, it will look to

RISKS OF THE UNDERLYING FUNDS

an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Floating Rate Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the High Yield Floating Rate Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

■	Mid-Cap and Small-Cap Risk—Certain Underlying Funds may invest in small cap and mid cap stocks. The securities of small-capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of an Underlying Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	Mortgage-Backed and Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an Underlying Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund may have to reinvest that money at the lower prevailing interest rates. An Underlying Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Underlying Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk.” To the extent that an Underlying Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Underlying Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

■	Non-Diversification Risk—The Global Income, Emerging Market Debt, Local Emerging Markets Debt, Real Estate Securities, International Real Estate Securities and Commodity Strategy Funds are non-diversified meaning that each fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, these Underlying Funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments.

■	Non-Hedging Foreign Currency Trading Risk—Certain Underlying Funds may engage, to a greater extent than the other Underlying Funds, in forward foreign currency transactions for speculative purposes. These Underlying Funds’ investment advisers may purchase or sell foreign currencies through the use of forward contracts based on the investment advisers’ judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the investment advisers seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment advisers’ expectations may produce significant losses to these Underlying Funds.

■	Non-investment Grade Investments Risk—Certain Underlying Funds may invest in non-investment grade investments (commonly known as “junk bonds”) that are considered speculative. Non-investment grade investments and unrated investments of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These investments may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the non-investment grade markets generally and less secondary market liquidity. Certain Underlying Funds may purchase the securities or obligations of issuers that are in default.

■	Option Writing Risk—Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (premium) at the time of selling the call option. When an Underlying Fund writes (sells) stock index (or related ETF) call options, it receives cash but limits its

RISKS OF THE UNDERLYING FUNDS

opportunity to profit from an increase in the market value of the index beyond the exercise price (plus the premium received) of the option. In a rising market, such Underlying Funds could significantly underperform the market. These Underlying Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but each Underlying Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio and in a period of a sharply falling equity market, these Underlying Funds will likely also experience sharp declines in their net asset value.

■	Real Estate Industry Risk—The Real Estate Securities and International Real Estate Securities Funds are subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

■	REIT Risk—The International Real Estate Securities Fund, Real Estate Securities Fund and Commodity Strategy Fund invests in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.

■	Second Lien Loans Risk—The High Yield Floating Rate Fund may invest in second lien loans. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

■	Senior Loan Risk—The High Yield Floating Rate Fund may invest in senior loans, which hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most senior loans than is the case for many other types of securities, and the High Yield Floating Rate Fund’s investment adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the High Yield Floating Rate Fund to realize full value in the event of the need to sell a senior loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although senior loans in which the High Yield Floating Rate Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the High Yield Floating Rate Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the High Yield Floating Rate Fund, such as invalidation of senior loans.

■	Sovereign Risk—Certain Underlying Funds will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. Sovereign Risk includes the following risks:

■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high

RISKS OF THE UNDERLYING FUNDS

government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Subsidiary and Tax Risk—By investing in the Subsidiary, the Commodity Strategy Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are similar to those that are permitted to be held by the Fund. The Fund is limited in the extent to which it may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary may invest in these commodity-linked derivatives without limitation. There can be no assurance that the investment objective of the Subsidiary will be achieved. Because the Subsidiary is not registered under the Investment Company Act, it is not subject to all the investor protections thereof. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in its Prospectus and could adversely affect the Fund. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The IRS has issued a private letter ruling to the Fund in which it concluded that income from certain commodity-linked notes and income derived from the Fund’s investment in the Subsidiary will constitute qualifying income. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS.

■	Tax-Managed Investment Risk—Because the investment advisers of certain Underlying Funds balance investment considerations and tax considerations, the pre-tax performance of those Underlying Funds may be lower than the performance of similar funds that are not tax-managed. This is because the investment adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Underlying Funds to shareholders. A high percentage of the Underlying Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, New York 10282	Balanced Strategy Growth and Income Strategy Growth Strategy Equity Growth Strategy Income Strategies Satellite Strategies

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Underlying Fund
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Emerging Markets Equity Global Income International Small Cap

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 1990 and is an affiliate of Goldman Sachs. GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2010, GSAM, including its investment advisory affiliates, had assets under management of $717.1 billion.

Under a Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed Income Funds as separate groups.

The Investment Adviser also performs the following additional services for the Portfolios:

■	Supervises all non-advisory operations of the Portfolios
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Portfolio
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
	Contractual	For the Fiscal
	Management Fee	Year Ended
Portfolio	Annual Rate	December 31, 2010
Balanced Strategy	0.15%	0.15%

Growth and Income Strategy	0.15%	0.15%

Growth Strategy	0.15%	0.15%

Equity Growth Strategy	0.15%	0.15%

Income Strategies	0.124%	0.124%

Satellite Strategies	0.124%	0.124%

The Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Portfolios for 2010 is available in the Portfolios’ semi-annual report dated June 30, 2010.

The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service and shareholder administration fees, Acquired (Underlying) Fund Fees and Expenses, transfer agency fees and expenses, taxes interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.01% of the Income Strategies and Satellite Strategies Portfolio’s average daily net assets, and to 0.004% of all other Portfolio’s average daily net assets through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

SERVICE PROVIDERS

UNDERLYING FUND FEES

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of the Underlying Fund’s average daily net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued in the future, consistent with the terms of any arrangements in place, the total operating expense ratios of certain Underlying Funds would be higher.

			Total Net
			Operating
			Expense
Underlying Fund	Management Fee		Ratio
Financial Square Prime Obligations		0.205%	0.23%

Short Duration Government	First $1 Billion	0.50%	0.50%
	Next $1 Billion	0.45%
	Next $3 Billion	0.43%
	Next $3 Billion	0.42%
	Over $8 Billion	0.41%

Core Fixed Income	First $1 Billion	0.40%	0.48%
	Next $1 Billion	0.36%
	Next $3 Billion	0.34%
	Next $3 Billion	0.33%
	Over $8 Billion	0.32%

Global Income	First $1 Billion	0.65%	0.69%
	Next $1 Billion	0.59%
	Next $3 Billion	0.56%
	Next $3 Billion	0.55%
	Over $8 Billion	0.54%

High Yield	First $2 Billion	0.70%	0.71%
	Next $3 Billion	0.63%
	Next $3 Billion	0.60%
	Over $8 Billion	0.59%

High Yield Floating Rate	First $1 Billion	0.60%	0.74%
	Next $1 Billion	0.54%
	Next $3 Billion	0.51%
	Next $3 Billion	0.50%
	Over $8 Billion	0.49%

			Total Net
			Operating
			Expense
Underlying Fund	Management Fee		Ratio
Ultra-Short Duration Government	First $1 Billion	0.40%	0.49%
	Next $1 Billion	0.36%
	Next $3 Billion	0.34%
	Next $3 Billion	0.33%
	Over $8 Billion	0.32%

Government Income	First $1 Billion	0.54%	0.58%
	Next $1 Billion	0.49%
	Next $3 Billion	0.47%
	Next $3 Billion	0.46%
	Over $8 Billion	0.45%

U.S. Mortgages	First $1 Billion	0.40%	0.37%
	Next $1 Billion	0.36%
	Next $3 Billion	0.34%
	Next $3 Billion	0.33%
	Over $8 Billion	0.32%

Investment Grade Credit	First $1 Billion	0.40%	0.37%
	Next $1 Billion	0.36%
	Next $3 Billion	0.34%
	Next $3 Billion	0.33%
	Over $8 Billion	0.32%

Structured Large Cap Growth	First $1 Billion	0.65%	0.55%
	Next $1 Billion	0.59%
	Next $3 Billion	0.56%
	Next $3 Billion	0.55%
	Over $8 Billion	0.54%

Structured Large Cap Value	First $1 Billion	0.60%	0.54%
	Next $1 Billion	0.54%
	Next $3 Billion	0.51%
	Next $3 Billion	0.50%
	Over $8 Billion	0.49%

Structured Small Cap Equity	First $2 Billion	0.85%	0.85%
	Next $3 Billion	0.77%
	Next $3 Billion	0.73%
	Over $8 Billion	0.72%

Strategic Growth	First $1 Billion	1.00%	0.75%
	Next $1 Billion	0.90%
	Next $3 Billion	0.86%
	Next $3 Billion	0.84%
	Over $8 Billion	0.82%

SERVICE PROVIDERS

			Total Net
			Operating
			Expense
Underlying Fund	Management Fee		Ratio
Large Cap Value	First $1 Billion	0.75%	0.77%
	Next $1 Billion	0.68%
	Next $3 Billion	0.65%
	Next $3 Billion	0.64%
	Over $8 Billion	0.63%

Emerging Markets Debt	First $2 Billion	0.80%	0.88%
	Next $3 Billion	0.72%
	Next $3 Billion	0.68%
	Over $8 Billion	0.67%

Emerging Markets Equity	First $2 Billion	1.20%	1.51%
	Next $3 Billion	1.08%
	Next $3 Billion	1.03%
	Over $8 Billion	1.01%

Real Estate Securities	First $1 Billion	1.00%	1.04%
	Next $1 Billion	0.90%
	Next $3 Billion	0.86%
	Next $3 Billion	0.84%
	Over $8 Billion	0.82%

International Real Estate	First $2 Billion	1.05%	1.13%
	Next $3 Billion	0.95%
	Next $3 Billion	0.90%
	Over $8 Billion	0.88%

Commodity Strategy	First $2 Billion	0.50%	0.59%
	Next $3 Billion	0.45%
	Next $3 Billion	0.43%
	Over $8 Billion	0.42%

U.S. Equity Dividend and Premium	First $1 Billion	0.75%	0.84%
	Next $1 Billion	0.68%
	Next $3 Billion	0.65%
	Next $3 Billion	0.64%
	Over $8 Billion	0.63%

Structured Emerging Markets	First $2 Billion	1.00%	1.05%
	Next $3 Billion	0.90%
	Next $3 Billion	0.86%
	Over $8 Billion	0.84%

Structured International Equity	First $1 Billion	0.85%	0.85%
	Next $1 Billion	0.77%
	Next $3 Billion	0.73%
	Next $3 Billion	0.72%
	Over $8 Billion	0.71%

			Total Net
			Operating
			Expense
Underlying Fund	Management Fee		Ratio
International Small Cap	First $2 Billion	1.10%	1.20%
	Next $3 Billion	0.99%
	Next $3 Billion	0.94%
	Over $8 Billion	0.92%

Local Emerging Markets Debt	First $2 Billion	0.90%	1.01%
	Next $3 Billion	0.81%
	Next $3 Billion	0.77%
	Over $8 Billion	0.75%

International Equity Dividend and Premium	First $1 Billion	0.81%	0.90%
	Next $1 Billion	0.73%
	Next $3 Billion	0.69%
	Next $3 Billion	0.68%
	Over $8 Billion	0.67%

Structured International Small Cap	First $1 Billion	0.85%	0.90%
	Next $1 Billion	0.85%
	Next $3 Billion	0.77%
	Next $3 Billion	0.73%
	Over $8 Billion	0.72%

PORTFOLIO MANAGERS

The Quantitative Investment Strategies (“QIS”) team manages exposure to stock, bond, currency and commodities markets. The team develops sophisticated quantitative models and processes to generate potential alpha by forecasting returns and managing exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

Quantitative Investment Strategies Team

■	The QIS team consists of over 110 professionals, including 14 Ph.Ds, with extensive academic and practitioner experience

■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

SERVICE PROVIDERS

	Years
	Primarily
	Responsible
Name and Title	Since	Five Year Employment History
Katinka Domotorffy, CFA Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	2001	Ms. Domotorffy joined the Investment Adviser as a member of the QIS team in 1998. She is the Head and Chief Investment Officer of the QIS team.

William Fallon, Ph.D. Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies— Alpha Strategies, Head of Research	2009	Mr. Fallon joined the Investment Adviser as a member of the QIS team in 1998. He is Co-Chief Investment Officer of Alpha Strategies and Head of Research.

Nicholas Chan, CFA Vice President, Portfolio Manager Quantitative Investment Strategies team	2006	Mr. Chan joined the Investment Adviser as a member of the QIS team in 2000. He is a member of the Client Portfolio Management team and is also a Portfolio Manager for the Asset Allocation Portfolios.

Katinka Domotorffy, CFA, Managing Director, Head and Chief Investment Officer (“CIO”) of the QIS team, and William Fallon, Ph.D., Managing Director, Co-CIO of QIS team—Alpha Strategies and Head of Research, are ultimately responsible for the Funds’ investment process. Nicholas Chan, CFA co-manages the implementation and execution process with Ms. Domotorffy and has participated in the Funds’ management since 2000. The strategic and tactical allocations of the Funds are model-driven and generated by a computer-powered optimizer. The QIS group collectively decides on constraints and adjustments to the trades generated by the quantitative models.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 71 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to Institutional and Service Shares and 0.19% of average daily net assets with respect to Class A, Class B, Class C, Class IR and Class R Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which the Underlying Funds may directly and indirectly invest. Thus, it is likely that the Underlying Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Underlying Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Underlying Fund performance, and Goldman Sachs would still receive significant compensation from the Underlying Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of

SERVICE PROVIDERS

the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Underlying Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, an Underlying Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Underlying Funds’ investment adviser takes a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Underlying Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Underlying Funds. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Underlying Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Underlying Funds or who engage in transactions with or for the Underlying Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Underlying Funds’ Board of Trustees, the Underlying Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Underlying Fund to the extent that the Underlying Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Underlying Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Funds’ portfolio investment transactions in accordance with applicable law.

Dividends

Each Portfolio pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Portfolio
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing or via telephone in some instances to the Transfer Agent (either directly or, for accounts opened through an Authorized Institution, through your Authorized Institution) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Portfolio. If cash dividends are elected with respect to the Portfolio’s annual dividends from net investment income, then cash dividends must also be elected with respect to the net capital gains component, if any, of the Portfolio’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Portfolio	Income Dividends	Distributions
Balanced Strategy	Quarterly	Annually

Growth and Income Strategy	Quarterly	Annually

Growth Strategy	Annually	Annually

Equity Growth Strategy	Annually	Annually

Income Strategies	Monthly	Annually

Satellite Strategies	Quarterly	Annually

From time to time a portion of a Portfolio’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Portfolio’s net investment income for the period calculated in accordance with good accounting practice.

DIVIDENDS

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Portfolios’ shares.

HOW TO BUY SHARES

Shares Offering
Shares of the Portfolios are continuously offered through the Distributor. In addition, certain Authorized Institutions (including certain banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Portfolio, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Portfolio, may designate other financial intermediaries to accept such orders.

The Portfolios and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Portfolios?
You may purchase shares of the Portfolios through Authorized Institutions. In order to make an initial investment in a Portfolio you must furnish to your Authorized Institution the information in the Account Application.

Note: Authorized Institutions may receive different compensation for selling different class shares.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

To open an account, contact your Authorized Institution. For an investment in Institutional Shares only, you may also contact the Portfolio directly. See the back cover of this Prospectus for contact information.

Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

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For purchases by check, the Portfolios will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Portfolio may accept cashier’s checks or official bank checks.

Class IR and Class R Shares are not sold directly to the public. Instead, Class IR and Class R Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class IR and Class R Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Portfolios. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee Based Program.

Retirement Plans generally may open an account and purchase Class IR and/or Class R Shares through Authorized Institutions, financial planners, Retirement Plan administrators and other financial intermediaries. Either Class IR or Class R Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through a Retirement Plan’s administrator or record-keeper.

Class B Shares of the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Equity Growth Strategy Portfolio are generally no longer available for purchase by current or prospective investors. Please see “What Should I Know About Class B Shares?” for additional information.

What Is My Minimum Investment In The Portfolios?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares the following minimum investments apply:

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Portfolio alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

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Type of Investor	Minimum Investment
■  Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations
No minimum

There is no minimum purchase or account (minimum) requirements with respect to Service Shares. An Authorized Institution may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Authorized Institution may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

No minimum amount is required for initial purchases in Class IR and Class R Shares or additional investments in Institutional Shares, Service, Class IR or Class R Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Goldman Sachs Trust (the “Trust”); brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?
If shares of a Portfolio are held in a “street name” account (i.e., accounts maintained and serviced by your Authorized Institution), all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Portfolio and its Transfer Agent. Since the Portfolios will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman

Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Provide facilities to answer inquiries and respond to correspondence

■	Acts as liaison between the Authorized Institution’s customers and the Trust
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Certain Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Portfolio will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution or other financial intermediary on a business day, and the order will be priced at the Portfolio’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

■	Authorized Institutions and other financial intermediaries are responsible for transmitting accepted orders to the Portfolios within the time period agreed upon by them.

You should contact your Authorized Institution or financial intermediary to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the

SHAREHOLDER GUIDE

Portfolios and other Goldman Sachs Portfolios. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Portfolios. The payments are in addition to the distribution and service fees, sales charges and service and shareholder administration fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Portfolios and other Goldman Sachs Funds, which may consist of payments relating to the Portfolios’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolios and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Portfolios, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Portfolio based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other financial intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Portfolio.
■	Close a Portfolio to new investors from time to time and reopen any such Portfolio whenever it is deemed appropriate by such Portfolio’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Portfolios.

The Portfolios may allow you to purchase shares with securities instead of cash if consistent with a Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Portfolio) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program. Federal law requires the Portfolios to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Portfolios. Applications without the required information

SHAREHOLDER GUIDE

may not be accepted by the Portfolios. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Portfolios reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolios; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolios are unable to verify an investor’s identity or obtain all required information. The Portfolios and their agents will not be responsible for any loss in an investor’s account or any tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Portfolio’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Portfolio receives your order in proper form. The price you receive when you sell shares is a Portfolio’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Portfolio receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Portfolios’ investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined in good faith under procedures established by the Board of Trustees.

To the extent a Portfolio invests in foreign securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Portfolios, the Portfolios will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, it involves the risk that the values used by the Portfolios to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds, such as the Underlying Funds, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Portfolio shares will generally not be priced on any day the New York Stock Exchange is closed, although Portfolio shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets open for all or part of the day.
■	On any business day when the SIFMA recommends that the bond markets close early, each Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If a Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that

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is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Portfolio’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange or the bond market is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Portfolio is closed. As a result, if a Portfolio holds an Underlying Fund that holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Portfolio shares.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Portfolio is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the Portfolios are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933.

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months.

***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Portfolios equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Portfolios which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution or other financial intermediary must notify the Portfolios’ Transfer Agent at the time of your purchase order

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that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Portfolios or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Institution or other financial intermediary;

(ii)	Information or records regarding shares of the Portfolios or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Institution or other financial intermediary; and

(iii)	Information or records regarding shares of the Portfolios or other Goldman Sachs Funds held at any Authorized Institution or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made (after the end of the month in which the purchase was made, for purchases made prior to December 6, 2010), a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees to with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Portfolios may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Portfolio;

■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000.
■	These requirements may be waived at the discretion of the Trust’s officers;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Portfolios available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Institution and the Portfolios if you no longer are eligible for the exemption.

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A Portfolio will grant you an exemption subject to confirmation of your entitlement by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Portfolio’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Portfolios and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Portfolios and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Portfolios’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all

Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS APPLICABLE TO CLASS B SHARES

What Should I Know About Class B Shares?
Effective November 2, 2009 (the “Effective Date”), Class B Shares of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy Portfolios may no longer be purchased by new or existing shareholders, except as described below. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in this Prospectus. Shareholders of Class B Shares may continue to reinvest dividends and capital gains into their accounts. After the Effective Date, shareholders of Class B Shares with automatic investment plans into Class B Shares are no longer able to make automatic investments into Class B Shares. Shareholders of Class B Shares may also exchange their Class B Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the Portfolios’ Class B Shares received by the Portfolios after the Effective Date will be rejected.

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Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class B Shares, including the payment of compensation to Authorized Institutions. An amount equal to 4% of the amount invested is normally paid by the Distributor to Authorized Institutions.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Portfolio will automatically convert into Class A Shares of the same Portfolio on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Portfolio by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Portfolio based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Portfolios at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

■	When counting the number of months since a purchase of Class A, Class B or Class C Shares were made, all purchases made during a month will be combined and considered to have been made on the first day of that month (the first day of the next month, for purchases of Class A Shares made prior to December 6, 2010).

■	When counting the number of months since a purchase of Class B or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Portfolios will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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■	Information about sales charges and sales charge waivers is available free of charge on the Portfolios’ website at www.goldmansachsfunds.com.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Portfolios reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
■	Redemptions or exchanges of Portfolio shares held through an Employee Benefit Plan using the Portfolio as part of a qualified default investment alternative or “QDIA;” or

■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Portfolios.

HOW TO SELL SHARES

How Can I Sell Shares Of The Portfolios?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Institution. Generally, each Portfolio will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Portfolios as described under “How to buy Shares—Shares Offering.” A Portfolio may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Institution in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	A request is made in writing to redeem Class A, Class B or Class C Shares in an amount over $50,000 via check;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a domestic bank account that is not your bank account designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying

SHAREHOLDER GUIDE

himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. You risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

■	The telephone redemption option does not apply to shares held in a “street name” account. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.

■	The telephone redemption option may be modified or terminated at any time without prior notice.

■	A Portfolio may redeem via check up to $50,000 in Class A, Class B, Class C, Class IR and Class R Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

SHAREHOLDER GUIDE

■	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Institutions may set times by which they must receive redemption requests. These Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Portfolio is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.
■	Redeem your shares if your account balance is below the required Portfolio minimum. The Portfolios will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Portfolios will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Portfolios in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Portfolio as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Portfolio and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem.

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Portfolio To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of a Portfolio for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Portfolios do not impose any charge for exchanges, although the Portfolios may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Portfolio at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if

SHAREHOLDER GUIDE

the amount in the Portfolio resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Portfolio. For further information, contact your Authorized Institution.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Portfolio. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Portfolio account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Portfolio from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.goldmansachsfunds.com and from your Authorized Institution, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Portfolio Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.

■	You may elect to cross-reinvest into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A, Class B or Class C Shares of a Portfolio for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

■	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

SHAREHOLDER GUIDE

Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A, Class B or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of Class B and C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?
Authorized Institutions and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Portfolio shares. In addition, Authorized Institutions and other financial intermediaries are responsible for providing to you any communication from a Portfolio to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class B, Class C, Class IR or Class R shares and a monthly account statement if you invest in Service Shares or Institutional Shares. If your account is held in “street name” (i.e., through your Authorized Institution), you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. A

Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

The types of reports Class IR and/or Class R shareholders will receive depends on the related arrangements in effect with respect to such shareholders’ Retirement Plan or Eligible Fee-Based Program.

DISTRIBUTION AND SERVICES FEES

What Are The Different Distribution And/Or Service Fees Paid By The Portfolio’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs and Authorized Institutions. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Portfolios. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Portfolio for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.75% and 0.50%, respectively, of a Portfolio’s average daily net assets attributed to Class A, Class B, Class C and Class R Shares. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Institutions;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and

SHAREHOLDER GUIDE

■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B, Class C and Class R Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins paying the annual 0.25% and 0.50% distribution fee for the Class A and Class R Shares, respectively, as an ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS B AND CLASS C PERSONAL ACCOUNT AND MAINTENANCE SERVICES FEES

Under the Class B and Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Portfolio’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Portfolios. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the Portfolios (other than the Income Strategies Portfolio), has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Portfolio that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Portfolio shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Portfolio. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. As a further deterrent to excessive trading, many foreign equity securities held by the Underlying Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Portfolio is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Portfolio followed or preceded by a redemption or exchange out of the same Portfolio. If a Portfolio detects that a shareholder has completed two or more round trip transactions in a single Portfolio within a rolling 90-day period, the Portfolio may reject or restrict subsequent purchase or exchange

SHAREHOLDER GUIDE

orders by that shareholder permanently. In addition, a Portfolio may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Portfolio detects other trading activity that is deemed to be disruptive to the management of the Portfolio or otherwise harmful to the Portfolio. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Portfolio pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Portfolio that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolios with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Portfolios on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Portfolios’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Portfolio a fee for providing certain shareholder information requested as part of the Portfolio’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolios and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Portfolios. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a Retirement Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income, while any distributions on long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Portfolio shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Portfolio distributions to noncorporate shareholders attributable to dividends received by the Portfolios directly or through the Underlying Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, noncorporate shareholders must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date. The amount of a Portfolio’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end for taxable years after 2012.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced by a high portfolio turnover rate. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund and the International Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond February 15.

Each Underlying Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Portfolio may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Portfolios may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Portfolio’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less

TAXATION

will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, (such as pursuant to a dividend reinvestment in shares of that Portfolio). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security or Tax Identification Number on your Account Application. By law, each Portfolio must withhold 28% (currently scheduled to increase to 31% after 2012) of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains, and for distributions before January 1, 2012, short term capital gains and qualified interest income. Although this designation will be made for capital gain distributions, the Portfolios do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. Investors is included in the SAI.

Appendix A
Additional Information on the
Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed Income Funds invest primarily in fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock. Certain Underlying Fixed Income Funds can also make substantial investments in futures contracts, swaps and other derivatives. Each Underlying Fund may also invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the Securities and Exchange Commission (“SEC”).

In recent years, certain investment markets have experienced substantial price volatility. To the extent a Portfolio’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Portfolio’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

The Ultra-Short Duration Government Fund, U.S. Mortgages Fund, Government Income Fund, U.S. Equity Dividend and Premium Fund and Financial Square Prime Obligations Fund, and Short-Duration Government Fund invest in U.S. Government Securities, related repurchase agreements and certain derivative instruments, and none of these Underlying Funds invest in foreign securities. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

APPENDIX A

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In recent years, stock markets have experienced substantial price volatility.

An investment in REITs by an Underlying Fund involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

The Underlying Fixed Income Funds will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

Certain Underlying Funds will be subject to the risk related to exposure to the commodities markets. Exposure to the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

The portfolio turnover rates of the Underlying Funds have ranged from 14% to 560% during their most recent fiscal years. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

B. Other Risks of the Underlying Funds

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Certain Underlying Funds may, to the extent consistent with their investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous

APPENDIX A

time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Writing Index and Related ETF Call Options. When certain Underlying Funds write (sell) index or related ETF call options, they forego the opportunity to benefit from an increase in the value of the index or related ETF above the exercise price (plus the premium received) of the option, but continue to bear the risk of a decline in the value of the index or related ETF. As the seller of the index or related ETF call options, the Underlying Fund receives cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of an index or related ETF call option either (i) has the right to any appreciation in the value of the index or related ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index or related ETF over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index or related ETF and the exercise price of the option. The premium, the exercise price and the market value of the index or related ETF determine the gain or loss realized by the Underlying Fund as the seller of the index or related ETF call option. Certain Underlying Funds can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the fund.

Risks of Foreign Investments. In general, certain of the Underlying Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S.

issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject an Underlying Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers

APPENDIX A

deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Custody Risk. An Underlying Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America, and Africa. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Underlying Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition,

APPENDIX A

significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Underlying Funds’ currency exposure in emerging countries may not be covered by such instruments.

Risks of Derivative Investments. The Underlying Funds may invest in derivative instruments including without limitation, options, futures, swaps, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to an investment adviser for those purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, an investment adviser’s attempts to hedge portfolios risk through the use of derivative instruments may not be successful, and the investment adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss. Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Investments in Central and South America. A significant portion of the Emerging Markets Debt Fund’s portfolio and the Local Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military

APPENDIX A

in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on these Underlying Fund’s investments in Central and South America.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (5% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by an Underlying Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in an Underlying Fund’s portfolio become illiquid, the Underlying Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of an Underlying Fund’s net assets, the Underlying Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force an Underlying Fund to liquidate any portfolio instrument where the Underlying Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of an Underlying Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, an Underlying Fund may continue to hold the security if its investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

Equity Investments by Certain Underlying Fixed Income Funds. After its purchase, a portfolio investment held by certain Underlying Fixed Income Funds (such as a convertible debt obligation) may convert to an equity security. Alternatively, certain Underlying Fixed Income Funds may acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Underlying Fund may continue to hold the investment if the Underlying Fund’s investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed

APPENDIX A

income securities are described in the next section below. Further information is provided in the SAI, which is available upon request.

Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the investment adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider which action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund.

As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund’s portfolio and may lead to increased expenses to an Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Concentration Risks. The International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund, Commodity Strategy Fund, Global Income Fund and Emerging Markets Debt Fund are each registered as a “non-diversified” fund under the Act and are, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund and Emerging Markets Debt Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Risks of Sovereign Debt. Investment in sovereign debt obligations by an Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

APPENDIX A

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Structured Investment Vehicles. Certain Underlying Funds may invest in structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. Each Underlying Fund may, for temporary defensive purposes, invest a substantial portion, and in some cases all, of its total assets in some or all of the following:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
■	Cash
■	Cash equivalents

When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

Risks of Equity Swap Transactions. Certain Underlying Funds participate in equity swap transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when an Underlying Fund takes a long position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Underlying Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Underlying Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Underlying Fund on the notional amount. In other cases, when the Underlying Fund takes a short position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Underlying Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Underlying Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the investment adviser of the Underlying Fund may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Underlying Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the investment adviser of the Underlying Fund does not accurately analyze and predict future market trends, the values of assets or economic factors, the Underlying Fund may suffer a loss, which may be substantial.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of an Underlying Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in an Underlying Fund may impact the Underlying Fund’s liquidity and NAV. These redemptions may also force an Underlying Fund to sell securities, which may negatively impact the Underlying Fund’s brokerage and tax costs.

APPENDIX A

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks.

An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Stable NAV Risk. The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share. Stable NAV Risk is the risk that the Financial Square Prime Obligations Fund will not be able to maintain a NAV per share of $1.00 at all times. Shareholders of the Financial Square Prime Obligations Fund, such as a Portfolio, should not rely on or expect the Fund’s investment adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes an Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain of the Underlying Funds may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage-Backed or asset-backed securities may expose an Underlying Fund to the risk of earning a lower rate of return upon reinvestment of principal. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Certain of the Underlying Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued

APPENDIX A

by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions).

These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multifamily and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by an Underlying Fund if they have the required rating from an NRSRO. Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate, and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent an Underlying Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have been an adverse effect on the Underlying Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. Certain Underlying Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to

APPENDIX A

generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even where there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by an Underlying Fund based on investments in private activity bonds will be subject to the federal alternative minimum tax.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s duration. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration in the credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in such municipal securities. Letters of credit and other obligations of foreign banks and financial

APPENDIX A

institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Brady Bonds and Similar Instruments. Certain Underlying Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause an Underlying Fund to suffer a loss of interest or principal on its holdings.

In addition, an Underlying Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Act. As a result, an Underlying Fund’s investment in such securities may be limited by certain investment restrictions contained in the Act.

Commercial Paper. An Underlying Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by an Underlying Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Underlying Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. The Financial Square Prime Obligations Fund may invest in other short-term obligations, including master demand notes and short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A master demand note permits the investment of varying amounts by the Underlying Fund under an agreement between the Underlying Fund and an issuer. The principal amount of a master demand note may be increased from time to time by the parties (subject to specified maximums) or decreased by the Underlying Fund or the issuer. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Underlying Fund may be regarded as illiquid.

Corporate Debt Obligations; Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend

APPENDIX A

yields than nonconvertible securities of similar quality. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Duration. The duration of certain of the Underlying Fixed Income Funds approximates their price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, an Underlying Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and an Underlying Fund’s average maturity may lengthen beyond the investment adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The investment adviser of an Underlying Fund may use futures contracts, options on futures contracts and swaps to manage the Underlying Fund’s target duration in accordance with its benchmark. An Underlying Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The investment adviser of an Underlying Fund uses derivative instruments, among other things, to manage the durations of the fund’s investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of an Underlying Fund. An Underlying Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from an Underlying Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by an Underlying Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from an Underlying Fund’s investment adviser’s expectations may produce significant losses in an Underlying Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, an Underlying Fund’s investment adviser’s use of derivatives may not be effective in fulfilling an Underlying Fund’s investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by an Underlying Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit.

APPENDIX A

Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by an Underlying Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Underlying Funds.

Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the Structured Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. The Emerging Markets Equity Fund may invest up to 20% of its net assets plus any borrowings for investment purposes (measured at time of purchase) and the Real Estate Securities Fund and International Real Estate Securities Fund may invest up to 20% of its total assets not including securities lending collateral (measured at time of purchase) in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, an Underlying Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of an Underlying Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally

APPENDIX A

more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate (when an Underlying Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, each Underlying Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Underlying Fund may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

When writing an option, an Underlying Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the option contract.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments.

APPENDIX A

Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

When writing an option, an Underlying Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Underlying Funds.

Futures contracts and related options present the following risks:

■	While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.

■	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

An Underlying Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, an Underlying Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, an Underlying Fund is permitted to set aside liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Underlying Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The

APPENDIX A

holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When an Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. Each of the Real Estate Securities Fund and International Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each of these Underlying Funds will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. An Underlying Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help an Underlying Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and an Underlying Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, an Underlying Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Underlying Fund. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund.

APPENDIX A

Unseasoned Companies. Certain Underlying Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Investments. Non-investment grade investments and unrated investments of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade investments are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These investments, also referred to as high yield investments, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade investments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade investments are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade investments tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated investments which react primarily to fluctuations in the general level of interest rates.

As a result, the an Underlying Fund’s ability to achieve its investment objectives may depend to a greater extent on the investment adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated investments. Issuers of non-investment grade investments may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated investments by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated investments, whether or not based on fundamental analysis, may depress the prices for such investments.

A holder’s risk of loss from default is significantly greater for non-investment grade investments than is the case for holders of other debt instruments because such noninvestment grade investments are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such investments. Investment by an Underlying Fund in defaulted investments poses additional risk of loss should nonpayment of principal and interest continue in respect of such investments. Even if such investments are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade investments is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such investments is not as liquid as, and is more volatile than, the secondary market for higher-rated investments. In addition, market trading volume for high yield investments is generally lower and the secondary market for such investments could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause an Underlying Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield investments in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated investments. They do not, however, evaluate the market value risk of non-investment grade investments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Credit Ratings. The Commodity Strategy Fund also has credit rating requirements for the securities it buys. The Underlying Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Underlying Fund if they are determined by its investment adviser to be of comparable quality. A security satisfies the Underlying Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. This is so even if the downgrade causes the

APPENDIX A

average credit quality of the Underlying Fund to be lower than that stated in its prospectus. Furthermore, during this period, the investment adviser will only buy securities at or above the Underlying Fund’s average rating requirement. If a downgrade occurs, the investment adviser will consider what action, including the sale of such security, is in the best interests of the Underlying Fund and its shareholders.

The Commodity Strategy Fund may invest in credit default swaps, which are derivative investments. When the Underlying Fund sells a credit default swap (commonly known as selling protection), the Underlying Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. The Underlying Fund will be the seller of a credit default swap only when the credit of the security is deemed by the investment adviser to meet the Underlying Fund’s minimum credit criteria at the time the swap is first entered into.

Commodity-Linked Derivative Instruments. The Commodity Strategy Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes, commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. The Underlying Fund will not directly invest in commodities. The Underlying Fund invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Underlying Fund economically to movements in commodity prices.

Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Underlying Fund’s investment adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Under favorable economic conditions, the Underlying Fund’s investments in commodity-linked derivative instruments may be expected to underperform an investment in traditional securities. Over the long term, the returns on such investments are expected to exhibit low or negative correlation with stocks and bonds.

The Underlying Fund’s investment adviser generally intends to invest in commodity-linked derivative investments whose returns are linked to the GSCI. However, the Underlying Fund is not an index fund and the Underlying Fund’s investment adviser may make allocations that differ from the weightings in the GSCI.

Equity Swaps. Certain Underlying Funds may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

Swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive

APPENDIX A

to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired. When entering into swap contracts, an Underlying Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the swap contract.

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, an Underlying Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Certain Underlying Funds may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Underlying Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Certain Underlying Funds may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by an Underlying Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, the Underlying Fund’s custodian or their affiliates and from which the Investment Adviser, the Underlying Fund’s custodian or their affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed either 33 1/3% or 20% (depending on the Underlying Fund’s policy) of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund

APPENDIX A

loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund. An Underlying Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Index Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain

Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, index swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when an Underlying Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection

APPENDIX A

against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Underlying Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when an Underlying Fund is a seller of a credit default swap, in addition to the credit exposure the Underlying Fund has on the other assets held in its portfolio, the Underlying Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Underlying Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. An Underlying Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by its investment adviser to meet the Underlying Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates or in its evaluation of the creditworthiness of swap counterparties and issuers of the underlying assets, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts or writing options, an Underlying Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap or option contract.

In the case of swaps that do not cash settle, for example, an Underlying Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, an Underlying Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., an Underlying Fund’s daily net liability) under the swaps, if any, rather than their full notional value. An Underlying Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to segregate assets equal to the full notional amount of the swaps.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2010, 2009, 2008 and 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request). The information for the fiscal year ended December 31, 2006 was audited by the Portfolios’ former independent registered public accounting firm.

BALANCED STRATEGY PORTFOLIO

	Balanced Strategy Portfolio—Class A Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.65	$8.39	$11.08	$11.21	$10.89

Income (loss) from investment operations
Net investment incomeab	0.21	0.36	0.30	0.33	0.29
Net realized and unrealized gain (loss)	0.60	1.29	(2.54)	0.20	0.89

Total from investment operations	0.81	1.65	(2.24)	0.53	1.18

Distributions to shareholders
From net investment income	(0.24)	(0.39)	(0.30)	(0.34)	(0.34)
From net realized gains	—	—	(0.15)	(0.32)	(0.52)

Total distributions	(0.24)	(0.39)	(0.45)	(0.66)	(0.86)

Net asset value, end of year	$10.22	$9.65	$8.39	$11.08	$11.21

Total return[c]	8.46%	19.94%	(20.35)%	4.66%	11.09%
Net assets at end of year (in 000s)	$427,998	$444,114	$368,640	$365,794	$225,576
Ratio of net expenses to average net assets[d]	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets[b]	2.15%	4.03%	2.97%	2.91%	2.60%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.64%	0.65%	0.65%	0.66%	0.68%
Portfolio turnover rate	38%	58%	52%	34%	89%

See page 219 for all footnotes.

APPENDIX B

	Balanced Strategy Portfolio—Class B Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.65	$8.39	$11.08	$11.21	$10.89

Income (loss) from investment operations
Net investment incomeab	0.13	0.29	0.22	0.24	0.19
Net realized and unrealized gain (loss)	0.60	1.29	(2.53)	0.20	0.91

Total from investment operations	0.73	1.58	(2.31)	0.44	1.10

Distributions to shareholders
From net investment income	(0.16)	(0.32)	(0.23)	(0.25)	(0.26)
From net realized gains	—	—	(0.15)	(0.32)	(0.52)

Total distributions	(0.16)	(0.32)	(0.38)	(0.57)	(0.78)

Net asset value, end of year	$10.22	$9.65	$8.39	$11.08	$11.21

Total return[c]	7.62%	19.03%	(20.96)%	3.96%	10.16%
Net assets at end of year (in 000s)	$32,659	$37,883	$34,376	$41,072	$33,894
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of net investment income to average net assets[b]	1.36%	3.27%	2.15%	2.05%	1.70%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.39%	1.40%	1.40%	1.41%	1.43%
Portfolio turnover rate	38%	58%	52%	34%	89%

See page 219 for all footnotes.

	Balanced Strategy Portfolio—Class C Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.65	$8.39	$11.08	$11.21	$10.90

Income (loss) from investment operations
Net investment incomeab	0.13	0.29	0.22	0.25	0.21
Net realized and unrealized gain (loss)	0.60	1.29	(2.53)	0.19	0.88

Total from investment operations	0.73	1.58	(2.31)	0.44	1.09

Distributions to shareholders
From net investment income	(0.16)	(0.32)	(0.23)	(0.25)	(0.26)
From net realized gains	—	—	(0.15)	(0.32)	(0.52)

Total distributions	(0.16)	(0.32)	(0.38)	(0.57)	(0.78)

Net asset value, end of year	$10.22	$9.65	$8.39	$11.08	$11.21

Total return[c]	7.64%	19.05%	(20.96)%	3.92%	10.22%
Net assets at end of year (in 000s)	$126,032	$144,726	$130,433	$159,007	$92,178
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of net investment income to average net assets[b]	1.34%	3.26%	2.15%	2.18%	1.86%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.39%	1.40%	1.40%	1.41%	1.43%
Portfolio turnover rate	38%	58%	52%	34%	89%

See page 219 for all footnotes.

APPENDIX B

	Balanced Strategy Portfolio—Institutional Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.66	$8.39	$11.09	$11.22	$10.89

Income (loss) from investment operations
Net investment incomeab	0.25	0.40	0.35	0.37	0.31
Net realized and unrealized gain (loss)	0.60	1.29	(2.56)	0.20	0.93

Total from investment operations	0.85	1.69	(2.21)	0.57	1.24

Distributions to shareholders
From net investment income	(0.28)	(0.42)	(0.34)	(0.38)	(0.39)
From net realized gains	—	—	(0.15)	(0.32)	(0.52)

Total distributions	(0.28)	(0.42)	(0.49)	(0.70)	(0.91)

Net asset value, end of year	$10.23	$9.66	$8.39	$11.09	$11.22

Total return[c]	8.89%	20.53%	(20.10)%	5.15%	11.50%
Net assets at end of year (in 000s)	$147,670	$140,770	$155,233	$130,286	$91,738
Ratio of net expenses to average net assets[d]	0.19%	0.19%	0.19%	0.19%	0.19%
Ratio of net investment income to average net assets[b]	2.57%	4.43%	3.54%	3.20%	2.77%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.24%	0.25%	0.25%	0.26%	0.28%
Portfolio turnover rate	38%	58%	52%	34%	89%

See page 219 for all footnotes.

	Balanced Strategy Portfolio—Service Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.67	$8.41	$11.10	$11.23	$10.91

Income (loss) from investment operations
Net investment incomeab	0.21	0.33	0.30	0.28	0.29
Net realized and unrealized gain (loss)	0.60	1.31	(2.55)	0.23	0.88

Total from investment operations	0.81	1.64	(2.25)	0.51	1.17

Distributions to shareholders
From net investment income	(0.23)	(0.38)	(0.29)	(0.32)	(0.33)
From net realized gains	—	—	(0.15)	(0.32)	(0.52)

Total distributions	(0.23)	(0.38)	(0.44)	(0.64)	(0.85)

Net asset value, end of year	$10.25	$9.67	$8.41	$11.10	$11.23

Total return[c]	8.44%	19.75%	(20.42)%	4.61%	10.87%
Net assets at end of year (in 000s)	$3,971	$3,710	$4,433	$5,973	$3,514
Ratio of net expenses to average net assets[d]	0.69%	0.69%	0.69%	0.70%	0.69%
Ratio of net investment income to average net assets[b]	2.14%	3.74%	2.93%	2.44%	2.54%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.74%	0.75%	0.75%	0.77%	0.78%
Portfolio turnover rate	38%	58%	52%	34%	89%

See page 219 for all footnotes.

APPENDIX B

	Balanced Strategy Portfolio—Class IR Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$9.64	$8.38	$11.07	$11.63

Income (loss) from investment operations
Net investment incomeab	0.25	0.51	0.32	0.11
Net realized and unrealized gain (loss)	0.58	1.16	(2.53)	(0.16)

Total from investment operations	0.83	1.67	(2.21)	(0.05)

Distributions to shareholders
From net investment income	(0.26)	(0.41)	(0.33)	(0.19)
From net realized gains	—	—	(0.15)	(0.32)

Total distributions	(0.26)	(0.41)	(0.48)	(0.51)

Net asset value, end of period	$10.21	$9.64	$8.38	$11.07

Total return[c]	8.74%	20.28%	(20.17)%	(0.38)%
Net assets at end of period (in 000s)	$771	$32	$8	$10
Ratio of net expenses to average net assets[d]	0.34%	0.34%	0.34%	0.34%[e]
Ratio of net investment income to average net assets[b]	2.55%	5.65%	3.15%	0.96%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.39%	0.40%	0.40%	0.35%[e]
Portfolio turnover rate	38%	58%	52%	34%

See page 219 for all footnotes.

	Balanced Strategy Portfolio—Class R Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$9.62	$8.38	$11.07	$11.63

Income (loss) from investment operations
Net investment incomeab	0.24	0.46	0.34	0.11
Net realized and unrealized gain (loss)	0.54	1.16	(2.60)	(0.16)

Total from investment operations	0.78	1.62	(2.26)	(0.05)

Distributions to shareholders
From net investment income	(0.22)	(0.38)	(0.28)	(0.19)
From net realized gains	—	—	(0.15)	(0.32)

Total distributions	(0.22)	(0.38)	(0.43)	(0.51)

Net asset value, end of period	$10.18	$9.62	$8.38	$11.07

Total return[c]	8.21%	19.66%	(20.57)%	(0.43)%
Net assets at end of period (in 000s)	$5,063	$848	$22	$10
Ratio of net expenses to average net assets[d]	0.84%	0.84%	0.84%	0.84%[e]
Ratio of net investment income to average net assets[b]	2.47%	5.01%	3.52%	1.00%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.89%	0.90%	0.90%	0.85%[e]
Portfolio turnover rate	38%	58%	52%	34%

See page 219 for all footnotes.

APPENDIX B

GROWTH AND INCOME STRATEGY PORTFOLIO

	Growth and Income Strategy Portfolio—Class A Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.81	$8.11	$12.88	$12.95	$12.18

Income (loss) from investment operations
Net investment incomeab	0.22	0.35	0.28	0.31	0.26
Net realized and unrealized gain (loss)	0.76	1.71	(4.38)	0.34	1.42

Total from investment operations	0.98	2.06	(4.10)	0.65	1.68

Distributions to shareholders
From net investment income	(0.24)	(0.36)	(0.32)	(0.41)	(0.33)
From net realized gains	—	—	(0.35)	(0.31)	(0.58)

Total distributions	(0.24)	(0.36)	(0.67)	(0.72)	(0.91)

Net asset value, end of year	$10.55	$9.81	$8.11	$12.88	$12.95

Total return[c]	10.12%	25.87%	(31.94)%	5.12%	13.95%
Net assets at end of year (in 000s)	$1,097,565	$1,272,519	$1,214,344	$2,088,839	$1,282,452
Ratio of net expenses to average net assets[d]	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets[b]	2.24%	4.04%	2.49%	2.34%	2.02%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.62%	0.63%	0.63%	0.61%	0.63%
Portfolio turnover rate	31%	40%	39%	36%	84%

See page 219 for all footnotes.

	Growth and Income Strategy Portfolio—Class B Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.79	$8.10	$12.85	$12.92	$12.16

Income (loss) from investment operations
Net investment incomeab	0.15	0.29	0.20	0.21	0.14
Net realized and unrealized gain (loss)	0.76	1.70	(4.36)	0.35	1.44

Total from investment operations	0.91	1.99	(4.16)	0.56	1.58

Distributions to shareholders
From net investment income	(0.17)	(0.30)	(0.24)	(0.32)	(0.24)
From net realized gains	—	—	(0.35)	(0.31)	(0.58)

Total distributions	(0.17)	(0.30)	(0.59)	(0.63)	(0.82)

Net asset value, end of year	$10.53	$9.79	$8.10	$12.85	$12.92

Total return[c]	9.35%	24.84%	(32.40)%	4.37%	13.05%
Net assets at end of year (in 000s)	$102,328	$116,466	$107,669	$178,132	$123,497
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of net investment income to average net assets[b]	1.51%	3.31%	1.79%	1.54%	1.10%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.37%	1.38%	1.38%	1.36%	1.38%
Portfolio turnover rate	31%	40%	39%	36%	84%

See page 219 for all footnotes.

APPENDIX B

	Growth and Income Strategy Portfolio—Class C Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.76	$8.07	$12.81	$12.89	$12.14

Income (loss) from investment operations
Net investment incomeab	0.15	0.28	0.20	0.22	0.17
Net realized and unrealized gain (loss)	0.75	1.71	(4.35)	0.33	1.41

Total from investment operations	0.90	1.99	(4.15)	0.55	1.58

Distributions to shareholders
From net investment income	(0.17)	(0.30)	(0.24)	(0.32)	(0.25)
From net realized gains	—	—	(0.35)	(0.31)	(0.58)

Total distributions	(0.17)	(0.30)	(0.59)	(0.63)	(0.83)

Net asset value, end of year	$10.49	$9.76	$8.07	$12.81	$12.89

Total return[c]	9.27%	24.92%	(32.42)%	4.35%	13.06%
Net assets at end of year (in 000s)	$353,844	$424,560	$441,004	$755,381	$418,813
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of net investment income to average net assets[b]	1.46%	3.23%	1.76%	1.63%	1.31%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.37%	1.38%	1.38%	1.36%	1.38%
Portfolio turnover rate	31%	40%	39%	36%	84%

See page 219 for all footnotes.

	Growth and Income Strategy Portfolio—Institutional Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.84	$8.14	$12.92	$12.98	$12.21

Income (loss) from investment operations
Net investment incomeab	0.27	0.34	0.33	0.36	0.30
Net realized and unrealized gain (loss)	0.77	1.76	(4.39)	0.35	1.43

Total from investment operations	1.04	2.10	(4.06)	0.71	1.73

Distributions to shareholders
From net investment income	(0.29)	(0.40)	(0.37)	(0.46)	(0.38)
From net realized gains	—	—	(0.35)	(0.31)	(0.58)

Total distributions	(0.29)	(0.40)	(0.72)	(0.77)	(0.96)

Net asset value, end of year	$10.59	$9.84	$8.14	$12.92	$12.98

Total return[c]	10.64%	26.27%	(31.63)%	5.49%	14.41%
Net assets at end of year (in 000s)	$154,835	$162,453	$285,106	$435,385	$249,858
Ratio of net expenses to average net assets[d]	0.19%	0.19%	0.19%	0.19%	0.19%
Ratio of net investment income to average net assets[b]	2.69%	3.95%	2.90%	2.68%	2.30%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.22%	0.23%	0.23%	0.21%	0.23%
Portfolio turnover rate	31%	40%	39%	36%	84%

See page 219 for all footnotes.

APPENDIX B

	Growth and Income Strategy Portfolio—Service Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.79	$8.10	$12.86	$12.92	$12.16

Income (loss) from investment operations
Net investment incomeab	0.23	0.32	0.29	0.27	0.23
Net realized and unrealized gain (loss)	0.75	1.72	(4.39)	0.38	1.43

Total from investment operations	0.98	2.04	(4.10)	0.65	1.66

Distributions to shareholders
From net investment income	(0.24)	(0.35)	(0.31)	(0.40)	(0.32)
From net realized gains	—	—	(0.35)	(0.31)	(0.58)

Total distributions	(0.24)	(0.35)	(0.66)	(0.71)	(0.90)

Net asset value, end of year	$10.53	$9.79	$8.10	$12.86	$12.92

Total return[c]	10.04%	25.63%	(31.98)%	5.08%	13.76%
Net assets at end of year (in 000s)	$5,918	$6,124	$8,051	$11,941	$5,248
Ratio of net expenses to average net assets[d]	0.69%	0.69%	0.69%	0.70%	0.69%
Ratio of net investment income to average net assets[b]	2.27%	3.69%	2.60%	2.04%	1.82%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.72%	0.73%	0.73%	0.72%	0.73%
Portfolio turnover rate	31%	40%	39%	36%	84%

See page 219 for all footnotes.

	Growth and Income
	Strategy Portfolio—Class IR Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$9.79	$8.10	$12.87	$13.61

Income (loss) from investment operations
Net investment incomeab	0.27	0.28	0.33	0.16
Net realized and unrealized gain (loss)	0.73	1.79	(4.40)	(0.27)

Total from investment operations	1.00	2.07	(4.07)	(0.11)

Distributions to shareholders
From net investment income	(0.27)	(0.38)	(0.35)	(0.32)
From net realized gains	—	—	(0.35)	(0.31)

Total distributions	(0.27)	(0.38)	(0.70)	(0.63)

Net asset value, end of period	$10.52	$9.79	$8.10	$12.87

Total return[c]	10.34%	25.99%	(31.79)%	(0.74)%
Net assets at end of period (in 000s)	$210	$39	$7	$10
Ratio of net expenses to average net assets[d]	0.34%	0.34%	0.34%	0.34%[e]
Ratio of net investment income to average net assets[b]	2.75%	2.94%	2.89%	1.24%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.37%	0.38%	0.38%	0.34%[e]
Portfolio turnover rate	31%	40%	39%	36%

See page 219 for all footnotes.

APPENDIX B

	Growth and Income
	Strategy Portfolio—Class R Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$9.78	$8.10	$12.87	$13.61

Income (loss) from investment operations
Net investment incomeab	0.30	0.75	0.26	0.16
Net realized and unrealized gain (loss)	0.67	1.28	(4.38)	(0.28)

Total from investment operations	0.97	2.03	(4.12)	(0.12)

Distributions to shareholders
From net investment income	(0.23)	(0.35)	(0.30)	(0.31)
From net realized gains	—	—	(0.35)	(0.31)

Total distributions	(0.23)	(0.35)	(0.65)	(0.62)

Net asset value, end of period	$10.52	$9.78	$8.10	$12.87

Total return[c]	9.96%	25.50%	(32.12)%	(0.79)%
Net assets at end of period (in 000s)	$3,314	$583	$22	$10
Ratio of net expenses to average net assets[d]	0.84%	0.84%	0.84%	0.84%[e]
Ratio of net investment income to average net assets[b]	3.02%	8.02%	2.29%	1.20%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.87%	0.88%	0.88%	0.84%[e]
Portfolio turnover rate	31%	40%	39%	36%

See page 219 for all footnotes.

GROWTH STRATEGY PORTFOLIO

	Growth Strategy Portfolio—Class A Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.87	$7.87	$14.35	$14.57	$13.00

Income (loss) from investment operations
Net investment income[b]	0.22 [a]	0.24 [a]	0.28	0.30 [a]	0.22 [a]
Net realized and unrealized gain (loss)	0.91	2.00	(5.95)	0.35	2.00

Total from investment operations	1.13	2.24	(5.67)	0.65	2.22

Distributions to shareholders
From net investment income	(0.25)	(0.24)	(0.31)	(0.45)	(0.26)
From net realized gains	—	—	(0.50)	(0.42)	(0.39)

Total distributions	(0.25)	(0.24)	(0.81)	(0.87)	(0.65)

Net asset value, end of year	$10.75	$9.87	$7.87	$14.35	$14.57

Total return[c]	11.46%	28.55%	(39.31)%	4.58%	17.14%
Net assets at end of year (in 000s)	$789,340	$902,200	$853,210	$1,756,012	$1,007,967
Ratio of net expenses to average net assets[d]	0.59%	0.59%	0.59%	0.60%	0.59%
Ratio of net investment income to average net assets[b]	2.16%	2.73%	1.95%	1.96%	1.56%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.63%	0.64%	0.64%	0.62%	0.63%
Portfolio turnover rate	28%	39%	33%	36%	51%

See page 219 for all footnotes.

APPENDIX B

	Growth Strategy Portfolio—Class B Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.91	$7.90	$14.34	$14.58	$13.02

Income (loss) from investment operations
Net investment income[b]	0.14 [a]	0.17 [a]	0.18	0.18 [a]	0.08 [a]
Net realized and unrealized gain (loss)	0.91	2.01	(5.91)	0.35	2.03

Total from investment operations	1.05	2.18	(5.73)	0.53	2.11

Distributions to shareholders
From net investment income	(0.16)	(0.17)	(0.21)	(0.35)	(0.16)
From net realized gains	—	—	(0.50)	(0.42)	(0.39)

Total distributions	(0.16)	(0.17)	(0.71)	(0.77)	(0.55)

Net asset value, end of year	$10.80	$9.91	$7.90	$14.34	$14.58

Total return[c]	10.63%	27.64%	(39.76)%	3.74%	16.26%
Net assets at end of year (in 000s)	$97,344	$114,216	$111,318	$222,083	$139,356
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.35%	1.34%
Ratio of net investment income to average net assets[b]	1.39%	1.97%	1.25%	1.18%	0.59%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.38%	1.39%	1.39%	1.37%	1.38%
Portfolio turnover rate	28%	39%	33%	36%	51%

See page 219 for all footnotes.

	Growth Strategy Portfolio—Class C Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.83	$7.83	$14.22	$14.46	$12.94

Income (loss) from investment operations
Net investment income[b]	0.14 [a]	0.16 [a]	0.17	0.18 [a]	0.11 [a]
Net realized and unrealized gain (loss)	0.89	2.01	(5.85)	0.35	1.99

Total from investment operations	1.03	2.17	(5.68)	0.53	2.10

Distributions to shareholders
From net investment income	(0.16)	(0.17)	(0.21)	(0.35)	(0.19)
From net realized gains	—	—	(0.50)	(0.42)	(0.39)

Total distributions	(0.16)	(0.17)	(0.71)	(0.77)	(0.58)

Net asset value, end of year	$10.70	$9.83	$7.83	$14.22	$14.46

Total return[c]	10.52%	27.74%	(39.77)%	3.79%	16.28%
Net assets at end of year (in 000s)	$373,504	$444,309	$465,634	$955,014	$544,678
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.35%	1.34%
Ratio of net investment income to average net assets[b]	1.37%	1.92%	1.21%	1.20%	0.80%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.38%	1.39%	1.39%	1.37%	1.38%
Portfolio turnover rate	28%	39%	33%	36%	51%

See page 219 for all footnotes.

APPENDIX B

	Growth Strategy Portfolio—Institutional Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.89	$7.88	$14.41	$14.61	$13.02

Income (loss) from investment operations
Net investment income[b]	0.28 [a]	0.27 [a]	0.31	0.33 [a]	0.27 [a]
Net realized and unrealized gain (loss)	0.90	2.02	(5.97)	0.39	2.01

Total from investment operations	1.18	2.29	(5.66)	0.72	2.28

Distributions to shareholders
From net investment income	(0.30)	(0.28)	(0.37)	(0.50)	(0.30)
From net realized gains	—	—	(0.50)	(0.42)	(0.39)

Total distributions	(0.30)	(0.28)	(0.87)	(0.92)	(0.69)

Net asset value, end of year	$10.77	$9.89	$7.88	$14.41	$14.61

Total return[c]	11.90%	29.12%	(39.09)%	5.00%	17.64%
Net assets at end of year (in 000s)	$115,999	$106,456	$97,798	$206,475	$175,684
Ratio of net expenses to average net assets[d]	0.19%	0.19%	0.19%	0.20%	0.19%
Ratio of net investment income to average net assets[b]	2.78%	3.16%	2.63%	2.15%	1.93%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.23%	0.24%	0.24%	0.22%	0.23%
Portfolio turnover rate	28%	39%	33%	36%	51%

See page 219 for all footnotes.

	Growth Strategy Portfolio—Service Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.85	$7.84	$14.29	$14.53	$12.95

Income (loss) from investment operations
Net investment income[b]	0.21 [a]	0.19 [a]	0.27	0.32 [a]	0.17 [a]
Net realized and unrealized gain (loss)	0.90	2.04	(5.93)	0.31	2.04

Total from investment operations	1.11	2.23	(5.66)	0.63	2.21

Distributions to shareholders
From net investment income	(0.24)	(0.22)	(0.29)	(0.45)	(0.24)
From net realized gains	—	—	(0.50)	(0.42)	(0.39)

Total distributions	(0.24)	(0.22)	(0.79)	(0.87)	(0.63)

Net asset value, end of year	$10.72	$9.85	$7.84	$14.29	$14.53

Total return[c]	11.30%	28.48%	(39.38)%	4.42%	17.06%
Net assets at end of year (in 000s)	$6,647	$7,182	$8,881	$18,224	$4,766
Ratio of net expenses to average net assets[d]	0.69%	0.69%	0.69%	0.70%	0.69%
Ratio of net investment income to average net assets[b]	2.14%	2.29%	1.79%	2.11%	1.20%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.73%	0.74%	0.74%	0.72%	0.73%
Portfolio turnover rate	28%	39%	33%	36%	51%

See page 219 for all footnotes.

APPENDIX B

	Growth Strategy Portfolio—Class IR Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$9.79	$7.81	$14.29	$15.41

Income (loss) from investment operations
Net investment income[b]	0.26 [a]	0.88 [a]	0.30	0.22 [a]
Net realized and unrealized gain (loss)	0.88	1.38	(5.93)	(0.41)

Total from investment operations	1.14	2.26	(5.63)	(0.19)

Distributions to shareholders
From net investment income	(0.28)	(0.28)	(0.35)	(0.51)
From net realized gains	—	—	(0.50)	(0.42)

Total distributions	(0.28)	(0.28)	(0.85)	(0.93)

Net asset value, end of period	$10.65	$9.79	$7.81	$14.29

Total return[c]	11.66%	29.00%	(39.21)%	(1.14)%
Net assets at end of period (in 000s)	$675	$546	$6	$10
Ratio of net expenses to average net assets[d]	0.34%	0.34%	0.34%	0.34%[e]
Ratio of net investment income to average net assets[b]	2.61%	9.20%	2.39%	1.47%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.38%	0.39%	0.39%	0.34%[e]
Portfolio turnover rate	28%	39%	33%	36%

See page 219 for all footnotes.

	Growth Strategy Portfolio—Class R Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$9.71	$7.78	$14.29	$15.41

Income (loss) from investment operations
Net investment income[b]	0.27 [a]	0.60 [a]	0.27	0.21 [a]
Net realized and unrealized gain (loss)	0.82	1.59	(5.94)	(0.41)

Total from investment operations	1.09	2.19	(5.67)	(0.20)

Distributions to shareholders
From net investment income	(0.25)	(0.26)	(0.34)	(0.50)
From net realized gains	—	—	(0.50)	(0.42)

Total distributions	(0.25)	(0.26)	(0.84)	(0.92)

Net asset value, end of period	$10.55	$9.71	$7.78	$14.29

Total return[c]	11.20%	28.27%	(39.44)%	(1.19)%
Net assets at end of period (in 000s)	$3,588	$1,184	$32	$10
Ratio of net expenses to average net assets[d]	0.84%	0.84%	0.84%	0.84%[e]
Ratio of net investment income to average net assets[b]	2.73%	6.30%	2.18%	1.43%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.88%	0.89%	0.89%	0.84%[e]
Portfolio turnover rate	28%	39%	33%	36%

See page 219 for all footnotes.

APPENDIX B

EQUITY GROWTH STRATEGY PORTFOLIO

	Equity Growth Strategy Portfolio—Class A Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.24	$8.04	$15.63	$16.04	$13.82

Income (loss) from investment operations
Net investment incomeab	0.19	0.16	0.19	0.29	0.15
Net realized and unrealized gain (loss)	1.11	2.19	(6.87)	0.48	2.70

Total from investment operations	1.30	2.35	(6.68)	0.77	2.85

Distributions to shareholders
From net investment income	(0.21)	(0.15)	(0.25)	(0.49)	(0.25)
From net realized gains	—	—	(0.66)	(0.69)	(0.38)

Total distributions	(0.21)	(0.15)	(0.91)	(1.18)	(0.63)

Net asset value, end of year	$11.33	$10.24	$8.04	$15.63	$16.04

Total return[c]	12.66%	29.26%	(42.52)%	4.97%	20.64%
Net assets at end of year (in 000s)	$296,969	$340,567	$300,859	$631,909	$328,625
Ratio of net expenses to average net assets[d]	0.59%	0.59%	0.59%	0.60%	0.59%
Ratio of net investment income to average net assets[b]	1.79%	1.81%	1.43%	1.70%	1.01%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.66%	0.67%	0.66%	0.64%	0.68%
Portfolio turnover rate	27%	34%	22%	33%	35%

See page 219 for all footnotes.

	Equity Growth Strategy Portfolio—Class B Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.88	$7.77	$15.10	$15.55	$13.42

Income (loss) from investment operations
Net investment income (loss)ab	0.11	0.09	0.10	0.14	(0.01)
Net realized and unrealized gain (loss)	1.06	2.10	(6.61)	0.49	2.65

Total from investment operations	1.17	2.19	(6.51)	0.63	2.64

Distributions to shareholders
From net investment income	(0.12)	(0.08)	(0.16)	(0.39)	(0.13)
From net realized gains	—	—	(0.66)	(0.69)	(0.38)

Total distributions	(0.12)	(0.08)	(0.82)	(1.08)	(0.51)

Net asset value, end of year	$10.93	$9.88	$7.77	$15.10	$15.55

Total return[c]	11.89%	28.22%	(42.91)%	4.16%	19.71%
Net assets at end of year (in 000s)	$29,225	$33,103	$31,403	$59,979	$38,904
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.35%	1.34%
Ratio of net investment income (loss) to average net assets[b]	1.09%	1.01%	0.80%	0.86%	(0.05)%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.41%	1.42%	1.41%	1.39%	1.43%
Portfolio turnover rate	27%	34%	22%	33%	35%

See page 219 for all footnotes.

APPENDIX B

	Equity Growth Strategy Portfolio—Class C Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.84	$7.73	$15.03	$15.48	$13.40

Income (loss) from investment operations
Net investment incomeab	0.10	0.09	0.10	0.15	0.03
Net realized and unrealized gain (loss)	1.06	2.10	(6.58)	0.48	2.60

Total from investment operations	1.16	2.19	(6.48)	0.63	2.63

Distributions to shareholders
From net investment income	(0.12)	(0.08)	(0.16)	(0.39)	(0.17)
From net realized gains	—	—	(0.66)	(0.69)	(0.38)

Total distributions	(0.12)	(0.08)	(0.82)	(1.08)	(0.55)

Net asset value, end of year	$10.88	$9.84	$7.73	$15.03	$15.48

Total return[c]	11.83%	28.39%	(42.93)%	4.23%	19.68%
Net assets at end of year (in 000s)	$158,142	$182,232	$170,281	$341,389	$178,989
Ratio of net expenses to average net assets[d]	1.34%	1.34%	1.34%	1.35%	1.34%
Ratio of net investment income to average net assets[b]	1.04%	1.02%	0.76%	0.94%	0.24%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.41%	1.42%	1.41%	1.39%	1.43%
Portfolio turnover rate	27%	34%	22%	33%	35%

See page 219 for all footnotes.

	Equity Growth Strategy Portfolio—Institutional Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.35	$8.12	$15.81	$16.20	$13.94

Income (loss) from investment operations
Net investment incomeab	0.27	0.19	0.26	0.45	0.20
Net realized and unrealized gain (loss)	1.08	2.23	(6.98)	0.40	2.73

Total from investment operations	1.35	2.42	(6.72)	0.85	2.93

Distributions to shareholders
From net investment income	(0.25)	(0.19)	(0.31)	(0.55)	(0.29)
From net realized gains	—	—	(0.66)	(0.69)	(0.38)

Total distributions	(0.25)	(0.19)	(0.97)	(1.24)	(0.67)

Net asset value, end of year	$11.45	$10.35	$8.12	$15.81	$16.20

Total return[c]	13.09%	29.81%	(42.28)%	5.41%	21.05%
Net assets at end of year (in 000s)	$59,900	$50,926	$39,471	$76,432	$25,864
Ratio of net expenses to average net assets[d]	0.19%	0.19%	0.19%	0.20%	0.19%
Ratio of net investment income to average net assets[b]	2.52%	2.22%	2.01%	2.66%	1.29%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.26%	0.27%	0.26%	0.24%	0.28%
Portfolio turnover rate	27%	34%	22%	33%	35%

See page 219 for all footnotes.

APPENDIX B

	Equity Growth Strategy Portfolio—Service Shares
	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.14	$7.96	$15.50	$15.92	$13.75

Income (loss) from investment operations
Net investment incomeab	0.17	0.15	0.19	0.28	0.26
Net realized and unrealized gain (loss)	1.10	2.17	(6.83)	0.47	2.55

Total from investment operations	1.27	2.32	(6.64)	0.75	2.81

Distributions to shareholders
From net investment income	(0.19)	(0.14)	(0.24)	(0.48)	(0.26)
From net realized gains	—	—	(0.66)	(0.69)	(0.38)

Total distributions	(0.19)	(0.14)	(0.90)	(1.17)	(0.64)

Net asset value, end of year	$11.22	$10.14	$7.96	$15.50	$15.92

Total return[c]	12.53%	29.22%	(42.59)%	4.88%	20.50%
Net assets at end of year (in 000s)	$3,540	$4,770	$4,069	$8,039	$2,917
Ratio of net expenses to average net assets[d]	0.69%	0.69%	0.69%	0.70%	0.69%
Ratio of net investment income to average net assets[b]	1.61%	1.76%	1.48%	1.68%	1.71%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.76%	0.77%	0.76%	0.74%	0.78%
Portfolio turnover rate	27%	34%	22%	33%	35%

See page 219 for all footnotes.

	Equity Growth Strategy Portfolio—Class IR Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$10.16	$7.98	$15.57	$17.08

Income (loss) from investment operations
Net investment incomeab	0.24	0.84	0.24	0.27
Net realized and unrealized gain (loss)	1.07	1.53	(6.88)	(0.54)

Total from investment operations	1.31	2.37	(6.64)	(0.27)

Distributions to shareholders
From net investment income	(0.24)	(0.19)	(0.29)	(0.55)
From net realized gains	—	—	(0.66)	(0.69)

Total distributions	(0.24)	(0.19)	(0.95)	(1.24)

Net asset value, end of period	$11.23	$10.16	$7.98	$15.57

Total return[c]	12.89%	29.70%	(42.41)%	(1.41)%
Net assets at end of period (in 000s)	$553	$320	$6	$10
Ratio of net expenses to average net assets[d]	0.34%	0.34%	0.34%	0.34%[e]
Ratio of net investment income to average net assets[b]	2.36%	8.65%	1.87%	1.64%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.41%	0.42%	0.41%	0.35%[e]
Portfolio turnover rate	27%	34%	22%	33%

See page 219 for all footnotes.

APPENDIX B

	Equity Growth Strategy Portfolio—Class R Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$10.22	$8.01	$15.57	$17.08

Income (loss) from investment operations
Net investment incomeab	0.41	0.27	0.19	0.26
Net realized and unrealized gain (loss)	0.85	2.09	(6.87)	(0.53)

Total from investment operations	1.26	2.36	(6.68)	(0.27)

Distributions to shareholders
From net investment income	(0.22)	(0.15)	(0.22)	(0.55)
From net realized gains	—	—	(0.66)	(0.69)

Total distributions	(0.22)	(0.15)	(0.88)	(1.24)

Net asset value, end of period	$11.26	$10.22	$8.01	$15.57

Total return[c]	12.34%	29.56%	(42.64)%	(1.46)%
Net assets at end of period (in 000s)	$4,389	$285	$6	$10
Ratio of net expenses to average net assets[d]	0.84%	0.84%	0.84%	0.84%[e]
Ratio of net investment income to average net assets[b]	3.90%	2.92%	1.43%	1.59%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.91%	0.92%	0.91%	0.85%[e]
Portfolio turnover rate	27%	34%	22%	33%

See page 219 for all footnotes.

INCOME STRATEGIES PORTFOLIO

	Income Strategies Portfolio—Class A Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[h]

Net asset value, beginning of period	$7.96	$6.57	$9.75	$10.00

Income (loss) from investment operations
Net investment incomeab	0.33	0.39	0.35	0.34	[j]
Net realized and unrealized gain (loss)	0.63	1.37	(2.92)	(0.25)

Total from investment operations	0.96	1.76	(2.57)	0.09

Distributions to shareholders
From net investment income	(0.34)	(0.37)	(0.39)[i]	(0.34)
From net realized gains	—	—	(0.22)	—

Total distributions	(0.34)	(0.37)	(0.61)	(0.34)

Net asset value, end of period	$8.58	$7.96	$6.57	$9.75

Total return[c]	12.36%	27.39%	(26.81)%	0.83%
Net assets at end of period (in 000s)	$14,054	$10,619	$5,305	$5,969
Ratio of net expenses to average net assets[d]	0.57%	0.57%	0.57%	0.64	%ej
Ratio of net investment income to average net assets[b]	4.00%	5.44%	4.03%	4.50	%ej
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.44%	1.76%	2.17%	3.36	%ej
Portfolio turnover rate	70%	34%	98%	36%

See page 219 for all footnotes.

APPENDIX B

	Income Strategies Portfolio—Class C Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[h]

Net asset value, beginning of period	$8.00	$6.56	$9.74	$10.00

Income (loss) from investment operations
Net investment incomeab	0.27	0.33	0.29	0.31	[j]
Net realized and unrealized gain (loss)	0.63	1.37	(2.92)	(0.27)

Total from investment operations	0.90	1.70	(2.63)	0.04

Distributions to shareholders
From net investment income	(0.28)	(0.26)	(0.33)[i]	(0.30)
From net realized gains	—	—	(0.22)	—

Total distributions	(0.28)	(0.26)	(0.55)	(0.30)

Net asset value, end of period	$8.62	$8.00	$6.56	$9.74

Total return[c]	11.46%	26.53%	(27.36)%	0.24%
Net assets at end of period (in 000s)	$8,130	$4,674	$3,188	$2,960
Ratio of net expenses to average net assets[d]	1.32%	1.32%	1.32%	1.39	%ej
Ratio of net investment income to average net assets[b]	3.31%	4.64%	3.33%	4.08	%ej
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	2.19%	2.51%	2.92%	4.11	%ej
Portfolio turnover rate	70%	34%	98%	36%

See page 219 for all footnotes.

	Income Strategies Portfolio—Institutional Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[h]

Net asset value, beginning of period	$7.95	$6.57	$9.75	$10.00

Income (loss) from investment operations
Net investment incomeab	0.35	0.40	0.38	0.36	[j]
Net realized and unrealized gain (loss)	0.64	1.40	(2.92)	(0.24)

Total from investment operations	0.99	1.80	(2.54)	0.12

Distributions to shareholders
From net investment income	(0.38)	(0.42)	(0.42)[i]	(0.37)
From net realized gains	—	—	(0.22)	—

Total distributions	(0.38)	(0.42)	(0.64)	(0.37)

Net asset value, end of period	$8.56	$7.95	$6.57	$9.75

Total return[c]	12.83%	27.92%	(26.59)%	1.20%
Net assets at end of period (in 000s)	$7,614	$9,708	$7,541	$11,934
Ratio of net expenses to average net assets[d]	0.17%	0.17%	0.17%	0.24	%ej
Ratio of net investment income to average net assets[b]	4.31%	5.73%	4.38%	4.74	%ej
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.04%	1.36%	1.77%	2.96	%ej
Portfolio turnover rate	70%	34%	98%	36%

See page 219 for all footnotes.

APPENDIX B

	Income Strategies Portfolio—Class IR Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$7.95	$6.57	$9.75	$9.97

Income (loss) from investment operations
Net investment incomeab	0.37	0.39	0.37	0.12
Net realized and unrealized gain (loss)	0.61	1.38	(2.92)	(0.19)

Total from investment operations	0.98	1.77	(2.55)	(0.07)

Distributions to shareholders
From net investment income	(0.36)	(0.39)	(0.41)[i]	(0.15)
From net realized gains	—	—	(0.22)	—

Total distributions	(0.36)	(0.39)	(0.63)	(0.15)

Net asset value, end of period	$8.57	$7.95	$6.57	$9.75

Total return[c]	12.66%	27.73%	(26.75)%	(0.67)%
Net assets at end of period (in 000s)	$501	$9	$7	$10
Ratio of net expenses to average net assets[d]	0.32%	0.32%	0.32%	0.32%[e]
Ratio of net investment income to average net assets[b]	4.49%	5.57%	4.25%	1.17%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.19%	1.51%	1.92%	0.68%[e]
Portfolio turnover rate	70%	34%	98%	36%

See page 219 for all footnotes.

	Income Strategies Portfolio—Class R Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$7.99	$6.57	$9.75	$9.97

Income (loss) from investment operations
Net investment incomeab	0.31	0.36	0.33	0.11
Net realized and unrealized gain (loss)	0.63	1.39	(2.91)	(0.18)

Total from investment operations	0.94	1.75	(2.58)	(0.07)

Distributions to shareholders
From net investment income	(0.32)	(0.33)	(0.38)[i]	(0.15)
From net realized gains	—	—	(0.22)	—

Total distributions	(0.32)	(0.33)	(0.60)	(0.15)

Net asset value, end of period	$8.61	$7.99	$6.57	$9.75

Total return[c]	12.00%	27.23%	(27.01)%	(0.71)%
Net assets at end of period (in 000s)	$45	$9	$7	$10
Ratio of net expenses to average net assets[d]	0.82%	0.82%	0.82%	0.82%[e]
Ratio of net investment income to average net assets[b]	3.78%	5.07%	3.74%	1.13%[f]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.69%	2.01%	2.42%	1.18%[e]
Portfolio turnover rate	70%	34%	98%	36%

See page 219 for all footnotes.

APPENDIX B

SATELLITE STRATEGIES PORTFOLIO

	Satellite Strategies Portfolio—Class A Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[h]

Net asset value, beginning of period	$7.34	$5.58	$10.18	$10.00

Income (loss) from investment operations
Net investment income[b]	0.40 [n]	0.36 [a]	0.28 [a]	0.51	ak
Net realized and unrealized gain (loss)	0.62	1.69	(4.51)	0.03

Total from investment operations	1.02	2.05	(4.23)	0.54

Distributions to shareholders
From net investment income	(0.41)	(0.27)	(0.33)	(0.31)
From net realized gains	—	(0.02)	(0.04)	(0.05)

Total distributions	(0.41)	(0.29)	(0.37)	(0.36)

Net asset value, end of period	$7.95	$7.34	$5.58	$10.18

Total return[c]	14.20%	37.31%	(41.99)%	5.48%
Net assets at end of period (in 000s)	$212,886	$131,389	$57,958	$28,671
Ratio of net expenses to average net assets[d]	0.57%	0.57%	0.57%	0.65	%ek
Ratio of net investment income to average net assets[b]	5.78%	5.66%	3.27%	6.53	%ek
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.63%	0.71%	0.84%	2.26	%ek
Portfolio turnover rate	18%	58%	50%	52%

See page 219 for all footnotes.

	Satellite Strategies Portfolio—Class C Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[h]

Net asset value, beginning of period	$7.31	$5.56	$10.15	$10.00

Income (loss) from investment operations
Net investment income[b]	0.34 [n]	0.31 [a]	0.23 [a]	0.46	ak
Net realized and unrealized gain (loss)	0.63	1.69	(4.51)	0.02

Total from investment operations	0.97	2.00	(4.28)	0.48

Distributions to shareholders
From net investment income	(0.36)	(0.23)	(0.27)	(0.28)
From net realized gains	—	(0.02)	(0.04)	(0.05)

Total distributions	(0.36)	(0.25)	(0.31)	(0.33)

Net asset value, end of period	$7.92	$7.31	$5.56	$10.15

Total return[c]	13.48%	36.29%	(42.43)%	4.80%
Net assets at end of period (in 000s)	$101,615	$50,972	$26,696	$13,312
Ratio of net expenses to average net assets[d]	1.32%	1.32%	1.32%	1.40	%ek
Ratio of net investment income to average net assets[b]	5.17%	4.81%	2.67%	5.92	%ek
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	1.38%	1.46%	1.59%	3.01	%ek
Portfolio turnover rate	18%	58%	50%	52%

See page 219 for all footnotes.

APPENDIX B

	Satellite Strategies Portfolio—Institutional Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[h]

Net asset value, beginning of period	$7.33	$5.57	$10.17	$10.00

Income (loss) from investment operations
Net investment income[b]	0.42 [n]	0.42 [a]	0.35 [a]	0.38	ak
Net realized and unrealized gain (loss)	0.63	1.66	(4.55)	0.17

Total from investment operations	1.05	2.08	(4.20)	0.55

Distributions to shareholders
From net investment income	(0.44)	(0.30)	(0.36)	(0.33)
From net realized gains	—	(0.02)	(0.04)	(0.05)

Total distributions	(0.44)	(0.32)	(0.40)	(0.38)

Net asset value, end of period	$7.94	$7.33	$5.57	$10.17

Total return[c]	14.66%	37.89%	(41.81)%	5.57%
Net assets at end of period (in 000s)	$442,808	$242,969	$54,327	$13,356
Ratio of net expenses to average net assets[d]	0.17%	0.17%	0.17%	0.25	%ek
Ratio of net investment income to average net assets[b]	6.30%	6.37%	4.24%	4.93	%ek
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.23%	0.31%	0.44%	1.86	%ek
Portfolio turnover rate	18%	58%	50%	52%

See page 219 for all footnotes.

	Satellite Strategies Portfolio—
	Service Shares
	For the Fiscal		For the
	Year Ended		Period Ended
	December 31,		December 31,
	2010	2009	2008[l]

Net asset value, beginning of period	$7.31	$5.56	$9.30

Income (loss) from investment operations
Net investment income[b]	0.38 [n]	0.53 [a]	0.13 [a]
Net realized and unrealized gain (loss)	0.63	1.51	(3.60)

Total from investment operations	1.01	2.04	(3.47)

Distributions to shareholders
From net investment income	(0.40)	(0.27)	(0.23)
From net realized gains	—	(0.02)	(0.04)

Total distributions	(0.40)	(0.29)	(0.27)

Net asset value, end of period	$7.92	$7.31	$5.56

Total return[c]	14.17%	37.17%	(37.37)%
Net assets at end of period (in 000s)	$22,401	$11,311	$222
Ratio of net expenses to average net assets[d]	0.67%	0.67%	0.67%[e]
Ratio of net investment income to average net assets[b]	5.97%	7.60%	2.20%[m]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.73%	0.81%	0.94%[e]
Portfolio turnover rate	18%	58%	50%

See page 219 for all footnotes.

APPENDIX B

	Satellite Strategies Portfolio—Class IR Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$7.34	$5.58	$10.17	$10.51

Income (loss) from investment operations
Net investment income[b]	0.42 [n]	0.96 [a]	0.27 [a]	0.16 [a]
Net realized and unrealized gain (loss)	0.61	1.11	(4.47)	(0.23)

Total from investment operations	1.03	2.07	(4.20)	(0.07)

Distributions to shareholders
From net investment income	(0.43)	(0.29)	(0.35)	(0.22)
From net realized gains	—	(0.02)	(0.04)	(0.05)

Total distributions	(0.43)	(0.31)	(0.39)	(0.27)

Net asset value, end of period	$7.94	$7.34	$5.58	$10.17

Total return[c]	14.34%	37.70%	(41.79)%	(0.61)%
Net assets at end of period (in 000s)	$19,947	$6,331	$4	$10
Ratio of net expenses to average net assets[d]	0.32%	0.32%	0.32%	0.32%[e]
Ratio of net investment income to average net assets[b]	6.21%	13.43%	2.92%	1.51%[m]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.38%	0.46%	0.59%	0.45%[e]
Portfolio turnover rate	18%	58%	50%	52%

See page 219 for all footnotes.

	Satellite Strategies Portfolio—Class R Shares
				For the
	For the Fiscal Years Ended			Period Ended
	December 31,			December 31,
	2010	2009	2008	2007[g]

Net asset value, beginning of period	$7.32	$5.57	$10.17	$10.51

Income (loss) from investment operations
Net investment income[b]	0.41 [n]	0.50 [a]	0.29 [a]	0.15 [a]
Net realized and unrealized gain (loss)	0.59	1.53	(4.54)	(0.22)

Total from investment operations	1.00	2.03	(4.25)	(0.07)

Distributions to shareholders
From net investment income	(0.39)	(0.26)	(0.31)	(0.22)
From net realized gains	—	(0.02)	(0.04)	(0.05)

Total distributions	(0.39)	(0.28)	(0.35)	(0.27)

Net asset value, end of period	$7.93	$7.32	$5.57	$10.17

Total return[c]	14.01%	36.96%	(42.16)%	(0.65)%
Net assets at end of period (in 000s)	$761	$160	$21	$10
Ratio of net expenses to average net assets[d]	0.82%	0.82%	0.82%	0.82%[e]
Ratio of net investment income to average net assets[b]	6.13%	7.44%	3.55%	1.46%[m]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets[d]	0.88%	0.96%	1.09%	0.95%[e]
Portfolio turnover rate	18%	58%	50%	52%

See page 219 for all footnotes.

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
c	Assumes investment at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year/period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
d	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.
e	Annualized.
f	The ratio is not annualized as the Portfolio’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
g	Commenced operations on November 30, 2007.
h	The Income Strategies and Satellite Strategies Portfolios commenced operations on March 30, 2007.
i	Includes distribution from capital of $0.03 per share.
j	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.
k	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.
l	Commenced operations on August 29, 2008.
m	The ratio is not annualized as the Portfolio’s income for the year ended December 31 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

n	Calculated based on the SEC methodology.

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Fund of Funds Portfolios
Prospectus

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement Of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

	Institutional and Service	Class A, B, C, IR & R
■ By telephone:	1-800-621-2550	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Portfolios’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FFPR011

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 29, 2011

	CLASS A	CLASS B	CLASS C	CLASS R	CLASS IR	SERVICE	INSTITUTIONAL
FUND	SHARES	SHARES	SHARES	SHARES	SHARES	SHARES	SHARES
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO	GIPAX	GIPBX	GIPCX	GIPRX	GIPTX	GIPSX	GIPIX
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO	GOIAX	GOIBX	GOICX	GPIRX	GPITX	GOISX	GOIIX
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO	GGSAX	GGSBX	GGSCX	GGSRX	GGSTX	GGSSX	GGSIX
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO	GAPAX	GAPBX	GAXCX	GAPRX	GAPTX	GAPSX	GAPIX
GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO	GXIAX	—	GXICX	GXIRX	GXITX	—	GXIIX
GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO	GXSAX	—	GXSCX	GXSRX	GXSTX	GXSSX	GXSIX
(Fund of Funds Portfolios of Goldman Sachs Trust)
71 South Wacker Drive
Chicago, Illinois 60606
          This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio and Goldman Sachs Satellite Strategies Portfolio (collectively, the “Portfolios” and each individually, a “Portfolio”) dated April 29, 2011, and as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman, Sachs & Co. by calling the applicable telephone number, or writing to one of the addresses listed below; or from institutions (“Service Organizations”) acting on behalf of their customers. As of November 2, 2009, Class B Shares are no longer offered.
          The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Portfolio contained in each Portfolio’s 2010 Annual Report are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of each Portfolio’s Annual Report are incorporated by reference herein. A Portfolio’s Annual Report (when available) may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 1-800-526-7384 (for Class A, Class B, Class C, Class R and Class IR Shareholders) or 1-800-621-2550 (for Institutional and Service Shareholders).
GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is April 29, 2011.
 - i -

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
200 West Street
New York, New York 10282
GOLDMAN, SACHS & CO.
Distributor
200 West Street
New York, New York 10282
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll-free (in U.S.)...800-621-2550 (for Institutional and Service Shareholders) or 800-526-7384 (for Class A, Class B, Class C, Class R and Class IR Shareholders)
 -ii-

INTRODUCTION
          Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Balanced Strategy Portfolio (“Balanced Strategy Portfolio”), Goldman Sachs Equity Growth Strategy Portfolio (formerly, Aggressive Growth Strategy Portfolio) (“Equity Growth Strategy Portfolio”), Goldman Sachs Growth and Income Strategy Portfolio (“Growth and Income Strategy Portfolio”), Goldman Sachs Growth Strategy Portfolio (“Growth Strategy Portfolio”), Goldman Sachs Income Strategies Portfolio (“Income Strategies Portfolio”), and Goldman Sachs Satellite Strategies Portfolio (“Satellite Strategies Portfolio”) (each, also a “Portfolio” and collectively, the “Portfolios”). The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Portfolios and other series. Additional series and classes may be added in the future from time to time. The Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Equity Growth Strategy Portfolio currently offer seven classes of shares: Class A Shares, Class B Shares (subject to the limitations described herein), Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class IR Shares. The Satellite Strategies Portfolio currently offers six classes of shares: Class A Shares, Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class IR Shares. The Income Strategies Portfolio currently offers five classes of shares: Class A Shares, Class C Shares, Institutional Shares, Class R Shares and Class IR Shares. See “SHARES OF THE TRUST.”
          As of November 2, 2009 (the “Effective Date”), Class B Shares are no longer available for purchase by new or existing shareholders. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in each Fund’s Prospectus. Class B shareholders may continue to reinvest dividends and capital gains into their accounts. Class B shareholders can no longer make automatic investments into Class B Shares. Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for a Fund’s Class B Shares will be rejected.
          Each Portfolio is a separately managed, diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”), with its own investment objectives and policies. Each Portfolio has been constructed as a “fund of funds,” which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust.
          Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser to each Portfolio. In this SAI, GSAM is sometimes referred to as the “Investment Adviser.” Goldman Sachs serves as each Portfolio’s distributor and transfer agent. Each Portfolio’s custodian is State Street Bank and Trust Company (“State Street”).
          The following information relates to and supplements the description of each Portfolio’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Portfolios’ investment objectives and policies. Investing in the Portfolios entails certain risks and there is no assurance that a Portfolio will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.
INVESTMENT OBJECTIVES AND POLICIES
          Each Portfolio has a distinct investment objective and policies. There can be no assurance that a Portfolio’s objective will be achieved. The investment objective and policies of each Portfolio, and the associated risks of each Portfolio are discussed in the Portfolios’ Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations including Rule 35d-1 of the Act and the SEC’s interpretive positions thereunder, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Equity Growth Strategy Portfolio’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in the particular type of investment suggested by its name.
          Each of the Portfolios seeks to achieve its objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser (the “Underlying Funds”). These Underlying Funds currently include the: Structured Large Cap Value Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund, Structured International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, International Real Estate Securities Fund, Structured Emerging Markets Equity Fund, Structured International Small Cap Fund, International Small Cap Fund, Strategic Growth Fund, Large Cap Value Fund, U.S. Equity Dividend and Premium Fund, and International Equity Dividend and Premium Fund (the “Underlying Equity Funds”); Short Duration Government Fund, Core Fixed Income Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Government Income Fund, Investment Grade Credit Fund, Ultra-Short Duration Government Fund, High Yield Floating Rate Fund and U.S. Mortgages Fund (the “Underlying Fixed Income Funds”); and the Commodity Strategy and Financial Square Prime Obligations Funds. The value of the Underlying Funds’ investments and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make, and supplements the information in the Portfolios’ Prospectus.
Description of Underlying Funds
Structured Large Cap Value Fund
          Objective. The Structured Large Cap Value Fund seeks long-term growth of capital and dividend income. The Underlying Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.
          Primary Investment Focus. The Structured Large Cap Value Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. The Underlying Fund is not required to limit its investments to securities in the Russell 1000® Value Index. As of April 11, 2011, the capitalization range of the Russell 1000® Value Index was between $191.9 million and $434.0 billion.
          The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000®

Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
          Other. The Structured Large Cap Value Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Structured Large Cap Growth Fund
          Objective. The Structured Large Cap Growth Fund seeks long-term growth of capital. The Underlying Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.
          Primary Investment Focus. The Structured Large Cap Growth Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. The Underlying Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. As of April 11, 2010, the capitalization range of the Russell 1000® Growth Index was between $146.4 million and $335.3 billion.
          The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
          Other. The Structured Large Cap Growth Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Structured Small Cap Equity Fund
          Objective. The Structured Small Cap Equity Fund seeks long-term growth of capital. This Underlying Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in U.S. issuers.
          Primary Investment Focus. The Structured Small Cap Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Underlying Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. As of April 11, 2010, the capitalization range of the Russell 2000® Index was between $11.4 million and $6.0 billion.
          The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The

Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, based on six investment themes: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000® Index is an index designed to represent an investable universe of small cap companies. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
          Other. The Structured Small Cap Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Structured International Equity Fund
          Objective. The Structured International Equity Fund seeks long-term growth of capital. This Underlying Fund seeks to achieve its objective through a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.
          Primary Investment Focus. The Structured International Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.
          The Underlying Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Underlying Fund’s assets are invested in at least three foreign countries. The Underlying Fund may invest in the securities of issuers in emerging countries.
          The Underlying Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund seeks to maximize the Underlying Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.
          Other. The Structured International Equity Fund’s investments in fixed income securities are limited to securities that are considered to be cash equivalents.
Emerging Markets Equity Fund
          Objective. The Emerging Markets Equity Fund seeks capital appreciation. This Underlying Fund seeks to achieve its objective by investing primarily in the equity securities of emerging country issuers.
          Primary Investment Focus. The Emerging Markets Equity Fund invests, under normal circumstances, substantially all, and at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Underlying Fund’s investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations. The investment adviser currently intends that the Underlying Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments: Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kuwait, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Qatar, Romania,

Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, UAE (Abu Dhabi and Dubai), Ukraine, Venezuela and Vietnam.
          An emerging country issuer is any company that either: (i) has a class of its securities whose principal securities markets is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries. An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.
          Under normal circumstances, the Underlying Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Underlying Fund’s investments is determined by the investment adviser’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest weightings are given to companies the Underlying Fund’s investment adviser believes have the most upside return potential relative to their contribution to overall portfolio risk.
          Other. The Emerging Markets Equity Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed income securities of private and government emerging country issuers; and (ii) equity and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.
Real Estate Securities Fund
          Objective. The Real Estate Securities Fund seeks total return comprised of long-term growth of capital and dividend income.
          Primary Investment Focus. The Real Estate Securities Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry.
          A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Real estate industry companies may include REITs, REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.
          The Underlying Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Underlying Fund’s investment adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The investment adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Underlying Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
          Investing in real estate securities involves certain unique risks. Investments in real estate industry companies may be affected by changes in the value of the underlying property owned by the issuer or by overbuilding, changes in zoning laws, environmental concerns and limits on rents. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REIT issuers are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. Real estate companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.
          The Underlying Fund’s investments, especially investments in real estate industry companies that hold its mortgages, may be subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
          Other. The Real Estate Securities Fund may invest up to 20% of its total assets in fixed income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Underlying Fund’s investment objective.
          This Underlying Fund is “non-diversified’’ under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
International Real Estate Securities Fund
          Objective. The International Real Estate Securities Fund seeks total return comprised of long-term growth of capital and dividend income.
          Primary Investment Focus. The International Real Estate Securities Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry (“real estate industry companies’’) outside the United States. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. Real estate companies may include REITs, REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.
          The Underlying Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Underlying Fund’s investment adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The investment adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. The Underlying Fund invests primarily in real estate industry companies organized outside the United States or whose securities are principally traded outside the United States.
          Investing in real estate securities involves certain unique risks. Investments in real estate industry companies may be affected by changes in the value of the underlying property owned by the issuer or by overbuilding, changes in zoning laws, environmental concerns and limits on rents. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REIT issuers are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. Real estate companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

          The Underlying Fund’s investments, especially investments in real estate industry companies that hold its mortgages, may be subject to interest rate risks. When interest rates decline, the value of investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a real estate company’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
          The Underlying Fund expects to invest a substantial portion of its assets in the securities of issuers located in Japan, the United Kingdom, Australia, Hong Kong, Singapore, Canada and France. From time to time, the Underlying Fund’s investments in a particular country may exceed 25% of its investment portfolio.
          Other. The International Real Estate Securities Fund may invest up to 20% of its total assets in REITs or real estate companies organized or principally traded in the United States and fixed income investments, such as government debt, corporate debt and bank obligations, that offer the potential to further the Underlying Fund’s investment objective.
          This Underlying Fund is “non-diversified’’ under the Act, and may invest more of its assets in fewer issuers than “diversified’’ mutual funds. Therefore, the Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Structured Emerging Markets Equity Fund
          Objective. The Structured Emerging Markets Equity Fund seeks long-term growth of capital. This Underlying Fund seeks this objective by investing primarily in the equity securities of emerging country issuers.
          Primary Investment Focus. The Structured Emerging Markets Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Underlying Fund may allocate its assets among emerging countries as determined by the Underlying Fund’s investment adviser. The Underlying Fund’s investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European countries. The investment adviser currently intends that the Underlying Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.
          An emerging country issuer is any company that either: (i) has a class of its securities whose principal securities market is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries. Under normal circumstances, the Underlying Fund will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country.
          The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to its benchmark index, the MSCI® Emerging Markets Index, adjusted for country views. The MSCI® Emerging

Markets Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets. As of April 11, 2011, the MSCI® Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. Additionally, the QIS team’s views of the relative attractiveness of emerging countries and currencies are considered in allocating the Underlying Fund’s assets among emerging countries.
          Other. The Structured Emerging Markets Equity Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
Structured International Small Cap Fund
          Objective. The Structured International Small Cap Fund seeks long-term growth of capital. This Underlying Fund seeks this objective through a broadly diversified portfolio of equity investments in small cap companies that are organized outside the United States or whose securities are principally traded outside the U.S.
          Primary Investment Focus. The Structured International Small Cap Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the MSCI® EAFE® Small Cap Index at the time of investment, although the Underlying Fund is not required to limit its investments to securities in the MSCI® EAFE® Small Cap Index. In addition, if the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. As of April 11, 2011, the capitalization range of the MSCI® EAFE® Small Cap Index was between approximately $51.9 million and $6.2 billion. In addition, these issuers are organized outside the United States, or have securities that are principally traded outside the United States.
          The Underlying Fund uses a “structured” quantitative style of management that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including, but not limited to, such investment themes as: Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Underlying Fund maintains risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Small Cap Index. The MSCI® EAFE® Small Cap Index is a free float-adjusted market capitalization index that is constructed using MSCI’s GIMI Methodology. It is designed to measure the equity market performance of the small market capitalization segment of developed markets, excluding the US and Canada. As of April 11, 2010, the MSCI® EAFE® Small Cap Index consisted of the following developed market country provisional small cap indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Fund is not required to limit its investments to securities of issuers organized or principally traded in these countries. The Underlying Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.
          Other. The Structured International Small Cap Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.

International Small Cap Fund
          Objective. The International Small Cap Fund seeks long-term capital appreciation. This Underlying Fund seeks this objective by investing primarily in the equity securities of small companies around the world, outside the U.S.
          Primary Investment Objective. The International Small Cap Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in non-U.S. small-cap companies. These are companies:

•	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment. If the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. As of April 11, 2010, the capitalization range of the S&P Developed Ex-U.S. Small Cap Index was between $17.1 million and $11.7 billion; and

•	That are organized outside the United States or whose securities are principally traded outside the United States.
          The Underlying Fund seeks to achieve its investment objective by investing in issuers that are considered by its investment adviser to be strategically positioned for long-term growth, through its evaluation of factors such as a company’s financial position relative to peers, current financial condition, competitive position in its industry, ability to capitalize on future growth and equity valuation.
          The Underlying Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Underlying Fund’s assets are invested in at least three foreign countries. The Underlying Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Underlying Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Underlying Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Central and South American, African, Asian and Eastern European nations.
          Other. The International Small Cap Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range of companies constituting the S&P Developed Ex-U.S. Small Cap Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.
Strategic Growth Fund
          Objective. The Strategic Growth Fund seeks long-term growth of capital.
          Primary Investment Focus. The Strategic Growth Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. This Underlying Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Underlying Fund’s investment adviser to be strategically positioned for consistent long-term growth. Although the Underlying Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Large Cap Value Fund
          Objective. The Large Cap Value Fund seeks long-term capital appreciation.
          Primary Investment Focus. The Large Cap Value Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Underlying Fund moves outside this range, the Underlying Fund may, but is not required to, sell the securities. As of April 11, 2010, the capitalization range of the Russell 1000® Value Index was between $191.9 million and $434.0 billion. The Underlying Fund seeks its investment objective by investing in value opportunities that the Underlying Fund’s investment adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Underlying Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.
          Other. The Large Cap Value Fund may invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.
U.S. Equity Dividend and Premium Fund
          Objective. The U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. This Underlying Fund seeks this objective primarily through investment in large-cap U.S. equity securities and through S&P 500 Index or related ETF option call writing.
          Primary Investment Focus. The U.S. Equity Dividend and Premium Fund invests, under normal circumstances, at least 80% of its Net Assets in divided-paying equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500 at the time of investment.
          The Underlying Fund uses a variety of quantitative techniques when selecting investments. The Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
          The Underlying Fund invests primarily in a diversified portfolio of common stocks of large-cap U.S. issuers represented in the S&P 500 Index and maintains industry weightings similar to those of the S&P 500 Index. The Underlying Fund seeks to generate additional cash flow by the sale of call options on the S&P 500 Index (or related ETFs). The volatility of the Underlying Fund’s portfolio is expected to be reduced by the Underlying Fund’s sale of call options. The Underlying Fund anticipates that its cash flow will be derived from dividends on the common stock in its portfolio and premiums it receives from selling call options. Cash flow from dividends will generally be considered income and will be included in quarterly distributions of income. Cash flow from options premiums is considered to be capital and will be included in the Underlying Fund’s annual distribution of net capital gains. In addition, the Underlying Fund’s returns will be affected by the capital appreciation and depreciation of the securities held in its portfolio.
          The Underlying Fund expects that, under normal circumstances, it will sell call options in an amount that is between 25% and 75% of the value of the Underlying Fund’s portfolio. As the seller of the call options, the Underlying Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of index call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Underlying Fund as the seller of call option. The Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund.
          During periods in which the U.S. equity markets are generally unchanged or falling, a diversified portfolio with a call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise prices) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums), a portfolio with a call option writing strategy could significantly underperform the same portfolio without the options.
          Tax-Efficient Investing. The U.S. Equity Dividend and Premium Fund seeks to achieve returns primarily in the form of qualifying dividends paid on common stocks and long-term capital gains. Typically the options strategy will generate realized capital gains in a declining or modestly rising equity market, and will realize capital losses in a strongly rising equity market. These gains or losses will be a mix of short- and long-term character. The Underlying Fund will seek to offset any short-term realized capital gains from the options strategy with realized short-term losses in the stock portfolio. The Underlying Fund does not seek to defer the realization of long-term capital gains. In fact, it seeks to generate and distribute long-term capital gains. It merely seeks to avoid or minimize any net short-term capital gains.
          The returns of the options strategy will be characterized as capital gains or losses. These will be aggregated with realized capital gains and losses from the equity portfolio to determine the Underlying Fund’s net capital gain or loss. The Underlying Fund generally will not make a distribution of capital gain unless it ends the year with an overall net capital gain. This means that it is possible the Underlying Fund will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from stock transactions, then the gain from the options strategy will remain in the Underlying Fund, and add to the Underlying Fund’s net asset value, but will not be distributed in that year.
          Other. The U.S. Equity Dividend and Premium Fund’s investments in fixed income securities are limited to securities that are considered cash equivalents.
International Equity Dividend and Premium Fund
          Objective. The International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. This Underlying Fund seeks this objective primarily through investment in large-cap companies that are organized outside the United States or whose securities are primarily traded outside the United States along with exposure to MSCI® EAFE® Index or related ETF option call writing.
          Primary Investment Focus. The International Equity Dividend and Premium Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the MSCI® EAFE® Index at the time of investment.
          The Underlying Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Underlying Fund’s assets are invested in at least three foreign countries. The Underlying Fund may invest in the securities of issuers in emerging countries.

          The Underlying Fund uses a variety of quantitative techniques when selecting investments. The Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index.
          The Underlying Fund invests primarily in a diversified portfolio of common stocks of large-cap foreign issuers represented in the MSCI® EAFE® Index and maintains industry weightings similar to those of the MSCI® EAFE® Index. The Underlying Fund seeks to generate additional cash flow by the sale of call options on the MSCI® EAFE® Index, other national or regional stock market indices (or related ETFs). The volatility of the Underlying Fund’s portfolio is expected to be reduced by the Underlying Fund’s sale of call options. The Underlying Fund anticipates that its cash flow will be derived from dividends on the common stock in its portfolio and premiums it receives from selling call options. Cash flow from dividends will generally be considered income and will be included in quarterly distributions of income. Cash flow from options’ premiums is considered to be capital and will be included in the Underlying Fund’s annual distribution of net capital gains. In addition, the Underlying Fund’s returns will be affected by the capital appreciation and depreciation of the securities held in its portfolio.
          The Underlying Fund expects that, under normal circumstances, it will sell call options in an amount that is between 25% and 75% of the value of the Underlying Fund’s portfolio. As the seller of the call options, the Underlying Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Underlying Fund as the seller of the call option. The Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund.
          During periods in which the international equity markets are generally unchanged or falling, a diversified portfolio with the call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums), a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.
          Tax-Efficient Investing. The International Equity Dividend and Premium Fund seeks to achieve returns primarily in the form of qualifying dividends paid on common stocks and long-term capital gains. Typically the options strategy will generate realized capital gains in a declining or modestly rising equity market, and will realize capital losses in a strongly rising equity market. These gains or losses will be a mix of short- and long-term character. The Underlying Fund will seek to offset any short-term realized capital gains from the options strategy with realized short-term losses in the stock portfolio. The Underlying Fund does not seek to defer the realization of long-term capital gains. In fact, it seeks to generate and distribute long-term capital gains. It merely seeks to avoid or minimize any net short-term capital gains.
          The returns of the options strategy will be characterized as capital gains or losses. These will be aggregated with realized capital gains and losses from the equity portfolio to determine the Underlying Fund’s net capital gain or loss. The Underlying Fund generally will not make a distribution of capital gain unless it ends the year with an overall net capital gain. This means that it is possible the Underlying Fund will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from stock transactions, then the gain from the options strategy will remain in the Underlying Fund, and add to the Underlying Fund’s net asset value, but will not be distributed in that year.
          Other. The International Equity Dividend and Premium Fund’s investments in fixed income securities are limited to securities that are considered to be cash equivalents.
Short Duration Government Fund
          Objective. The Short Duration Government Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.
          Duration. Under normal interest rate conditions, the Short Duration Government Fund’s duration is expected to be equal to that of the Underlying Fund’s benchmark, the Two-year U.S. Treasury Note Index, plus or minus 0.5 years. (Historically, over the last ten years, the duration of the Two-Year U.S. Treasury Note Index has been approximately 1.89 years).
          Investment Sector. The Short Duration Government Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Underlying Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. 100% of the Underlying Fund’s portfolio will be invested in U.S. dollar-denominated securities.
          Credit Quality. The Short Duration Government Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.
Core Fixed Income Fund
          Objective. The Core Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.
          Duration. The Core Fixed Income Fund’s duration approximates its price sensitivity to changes in interest rates. (Historically, over the last ten years, the duration of the Barclays Capital U.S. Aggregate Bond Index has ranged between 5.14 and 3.41 years).
          Investment Sector. The Core Fixed Income Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed securities. This Underlying Fund may also invest in custodial receipts, municipal securities and convertible securities. The Underlying Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Underlying Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its Total Assets and 10% of the Underlying Fund’s Total Assets may be invested in obligations of issuers in countries with emerging markets or economies. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Underlying Fund’s Total Assets. In pursuing its investment objective, the Underlying Fund uses the Barclays Capital U.S. Aggregate Bond Index as its performance benchmark, but the Underlying Fund will not attempt to replicate the Barclays Capital U.S. Aggregate Bond Index. The Underlying Fund may, therefore, invest in securities that are not included in the Barclays Capital U.S. Aggregate Bond Index.
          Credit Quality. All U.S. dollar-denominated fixed income securities purchased by the Core Fixed Income Fund will be rated, at the time of purchase, at least BBB- or Baa3 by an NRSRO or, if unrated, will be determined by the Underlying Fund’s investment adviser to be of comparable quality.

Global Income Fund
          Objective. The Global Income Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.
          Duration. The Global Income Fund’s duration approximates its price sensitivity to changes in interest rates. (Historically, over the last ten years the duration of the Barclays Capital Global Aggregate Index (USD Hedged) has ranged between 4.49 and 5.73 years).
          Investment Sector. The Global Income Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers. The Underlying Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. Under normal market conditions, the Underlying Fund will: (i) have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars; (ii) invest in securities of issuers in at least three countries; and (iii) seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.
          The Underlying Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Underlying Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Underlying Fund may also invest up to 10% of its total assets in issuers in emerging countries.
          The fixed income securities in which the Underlying Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities; (iii) corporate debt securities; (iv) certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) mortgage-backed and asset-backed securities.
          Credit Quality. All securities purchased by the Global Income Fund will be rated, at the time of purchase, at least BBB- or Baa3 and at least 50% of its total assets will be invested in securities rated, at the time of purchase, AAA or Aaa. Securities will either be rated by a NRSRO, or, if unrated, will be determined by the Underlying Fund’s investment adviser to be of comparable quality.
          Other. The Global Income Fund is “non-diversified’’ under the Act, and may invest more of its assets in fewer issuers than “diversified’’ mutual funds. Therefore, the Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
High Yield Fund
          Objective. The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation.
          Duration. Under normal interest rate conditions, the High Yield Fund’s duration is expected to be equal to that of the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped, plus or minus 2.5 years. (Historically, over the last ten years, the duration of the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped has ranged between 3.98 and 5.21 years). The duration of the Underlying Fund’s high yield portfolio does not accurately represent the Underlying Fund’s sensitivity to interest rates.

          Investment Sector. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Underlying Fund’s investment adviser to be of comparable quality. This Underlying Fund may invest in all types of fixed income securities, including: senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Underlying Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the investment adviser has entered into transactions that are intended to hedge the Underlying Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.
          Under normal market conditions, the Underlying Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government Securities. The Underlying Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Underlying Fund or when the equity securities are received by the Underlying Fund in connection with a corporate restructuring of an issuer.
          Non-investment grade fixed income securities (commonly known as “junk bonds”) tend to offer higher yields than higher-rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than more highly rated securities. The Underlying Fund may purchase the securities of issuers that are in default.
          Credit Quality. The High Yield Fund invests at least 80% of its Net Assets in securities rated BB or Ba or lower at the time of purchase or, if unrated, determined by its investment adviser to be of comparable quality.
Emerging Markets Debt Fund
          Objective: The Emerging Markets Debt Fund seeks a high level of total return consisting of income and capital appreciation.
          Duration: Under normal interest rate conditions, the Emerging Markets Debt Fund’s duration is expected to be equal to that of the Underlying Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, plus or minus 2 years. (Historically, over the last ten years the duration of the J.P. Morgan EMBI Global Diversified Index has been approximately 6.41 years).
          Investment Sector: The Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities of issuers located in emerging countries. The Underlying Fund’s investment adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The investment adviser currently intends that the Underlying Fund’s investment focus will be in the following emerging countries: Argentina, Brazil, Colombia, Ecuador, Egypt, Malaysia, Mexico, Peru, The Philippines, Poland, Russia, South Africa, Turkey, Ukraine, Venezuela as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.
          The Underlying Fund may invest in all types of emerging country fixed income securities, including the following: Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks; interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers; fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper); loan participations; and repurchase agreements with respect to the foregoing.
          The majority of the countries in which the Underlying Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Underlying Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Although a majority of the Underlying Fund’s assets may be denominated in U.S. Dollars, the Underlying Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
          Additionally, the Underlying Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.
          Credit Quality: Fixed income securities purchased by the Emerging Markets Debt Fund will be rated at the time of purchase at least D by Standard & Poor’s Rating Group (“Standard & Poor’s”) or C by Moody’s Investors Service, Inc. (“Moody’s”).
          Non-investment grade fixed income securities (commonly known as “junk bonds”) tend to offer higher yields than higher-rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than more highly rated securities. The Underlying Fund may purchase the securities of issuers that are in default.
          This Underlying Fund is “non-diversified’’ under the Act, and may invest more of its assets in fewer issuers than “diversified’’ mutual funds. Therefore, the Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Local Emerging Markets Debt Fund
          Objective: The Local Emerging Markets Debt Fund seeks a high level of total return consisting of income and capital appreciation.
          Duration: Under normal interest rate conditions, the Local Emerging Markets Debt Fund’s duration is expected to be one to six years.
          Investment Sector: The Local Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Sovereign debt for this Underlying Fund consists of fixed income securities issued by a national government within a given country denominated in the currency of that country, and may also include nominal and real inflation-linked securities. Currency investments, particularly longer-dated forward contracts, provide the Underlying Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure.
          The Underlying Fund’s investment adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most

African, Asian, Eastern European, Middle Eastern, South and Central American nations. The investment adviser currently intends that the Underlying Fund’s investment focus will be in the following emerging countries: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Kazakhstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia, as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.
          The Underlying Fund may invest in all types of emerging country fixed income securities, including the following: Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers, fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), loan participations, and repurchase agreements with respect to the foregoing.
          Many of the countries in which the Underlying Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Underlying Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Although a majority of the Underlying Fund’s assets will be denominated in non-U.S. Dollars, the Underlying Fund may invest in securities denominated in the U.S. Dollar.
          The Underlying Fund’s investment adviser intends to use structured securities and derivatives instruments to attempt to improve the performance of the Underlying Fund or to gain exposure to certain countries or currencies in the Underlying Fund’s investment portfolio in accordance with its investment objective. These instruments include credit linked notes, financial futures contracts, forward contracts and swap transactions, as well as other types of derivatives or structured securities. The Underlying Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Underlying Fund’s investment in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Underlying Fund are taxable to its shareholders.
          Credit Quality: Fixed income securities purchased by the Local Emerging Markets Debt Fund will be rated at the time of purchase at least D by Standard & Poor’s or C by Moody’s or by another NRSRO or, if unrated, determined by its investment adviser to be of comparable quality.
          Other: The Local Emerging Markets Debt Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.
          Non-investment grade fixed income securities (commonly known as “junk bonds”) tend to offer higher yields than higher-rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than more highly rated securities. The Underlying Fund may purchase the securities of issuers that are in default.
          This Underlying Fund is “non-diversified’’ under the Act, and may invest more of its assets in fewer issuers than “diversified’’ mutual funds. Therefore, the Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Government Income Fund
          Objective. The Government Income Fund seeks a high level of current income, consistent with safety of principal.
          Duration. Under normal interest rate conditions, the Government Income Fund’s duration is expected to be equal to that of the Underlying Fund’s benchmark, the Barclays Capital Government/Mortgage Index plus or minus one year. The Fund’s duration approximates its price sensitivity to changes in interest rates. (Historically, over the last ten years, the duration of the Barclays Capital Government/Mortgage Index has ranged between 2.65 and 4.78 years).
          Investment Sector. The Government Income Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Underlying Fund’s Net Assets (up to 20%) may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities, asset-backed securities and corporate securities. 100% of the Underlying Fund’s portfolio will be invested in U.S. dollar-denominated securities.
          Credit Quality. The Government Income Fund will invest in U.S. Government Securities. This Underlying Fund may also invest in non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by its investment adviser to be of comparable quality.
Investment Grade Credit Fund
          Objective. The Investment Grade Credit Fund seeks a high level total return consisting of capital appreciation and income that exceeds the total return of the Underlying Fund’s benchmark, the Barclays Capital U.S. Credit Index.
          Duration. Under normal interest rate conditions, the Investment Grade Credit Fund’s duration is expected to be equal to that of the Barclays Capital U.S. Credit Index plus or minus one year. The Fund’s duration approximates its price sensitivity to changes in interest rates. (Historically, over the last ten years, the duration of the Barclays Capital U.S. Credit Index has ranged between 5.38 and 6.57 years).
          Investment Sector. The Investment Grade Credit Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB— by Standard & Poor’s or at least Baa3 by Moody’s, have a comparable rating by another NRSRO or, if unrated, are determined by its investment adviser to be of comparable quality. This Underlying Fund may invest in corporate securities, U.S. Government Securities, Mortgaged-Backed Securities, asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Although the Underlying Fund may invest without limit in foreign securities, the Underlying Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Underlying Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Underlying Fund’s total assets. In pursuing its investment objective, the Underlying Fund uses the Barclays Capital U.S. Credit Index as its performance benchmark, but the Underlying Fund will not attempt to replicate the Barclays Capital U.S. Credit Index. The Underlying Fund may, therefore, invest in securities that are not included in the Barclays Capital U.S. Credit Index.

          Credit Quality. All securities purchased by the Investment Grade Credit Fund will be rated, at the time of purchase, at least BBB- or Baa3 by a NRSRO, or if unrated, determined by its investment adviser to be of comparable quality.
Ultra-Short Duration Government Fund
          Objective. The Ultra-Short Duration Government Fund seeks to provide a high level of current income, consistent with low volatility of principal.
          Duration. Under normal interest rate conditions, the Ultra-Short Duration Government Fund’s duration is expected to be equal to that of the Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index. (Historically, over the last ten years, the duration of the Six-Month U.S. Treasury Bill Index/One Year U.S. Treasury Note Index has been approximately 0.71 years).
          Investment Sector. The Ultra-Short Duration Government Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. Government Securities. The remainder of the Underlying Fund’s Net Assets (up to 20%) may be invested in other non-government securities. 100% of the Underlying Fund’s portfolio will be invested in U.S. dollar-denominated securities.
          Credit Quality. The Ultra-Short Duration Government Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities. This Underlying Fund will also invest in non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase, or if unrated, determined by its investment adviser to be of comparable quality.
High Yield Floating Rate Fund
          Objective. The High Yield Floating Rate Fund seeks a high level of current income.
          Duration. Under normal interest rate conditions, the High Yield Floating Rate Fund’s duration is expected to be less than 0.5 years.
          Investment Sector. The High Yield Floating Rate Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade (i.e., rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Underlying Fund’s investment adviser to be of comparable quality), which are commonly referred to as “junk bonds.”
          The Underlying Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Underlying Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Underlying Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Underlying Fund may also invest in other loan markets, although it does not currently intend to do so.

          Under normal conditions, the Underlying Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The Underlying Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.
          The Underlying Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Underlying Fund’s investments in derivatives may include credit default swaps on credit and loan indices and forward contracts, among others. The Underlying Fund may use currency management techniques, such as forward foreign currency contracts, for investment or hedging purposes. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Underlying Fund’s 80% policy.
          Credit Quality. The High Yield Floating Rate Fund invests at least 80% of its Net Assets in securities rated BB+ or Ba1 or lower at the time of purchase or, if unrated, determined by its investment adviser to be of comparable quality.
U.S. Mortgages Fund
          Objective. The U.S. Mortgages Fund seeks a high level of total return consisting of income and capital appreciation.
          Duration. Under normal interest rate conditions, the U.S. Mortgages Fund’s duration is expected to be equal to that of the Underlying Fund’s benchmark, the Barclays Capital U.S. Securitized Bond Index plus or minus 0.5 years. (Historically, over the last ten years, the duration of the Barclays Capital U.S. Securitized Bond Index has ranged between 0.84 and 4.68 years).
          Investment Sector. The U.S. Mortgages Fund invests, under normal circumstances, at least 80% of its Net Assets in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities of U.S. issuers. This Underlying Fund may also invest in mortgage dollar rolls, U.S. Government Securities, asset-backed securities and foreign securities.
          Credit Quality. All securities purchased by the U.S. Mortgages Fund will be rated, at the time of purchase, at least BBB- or Baa3 by a NRSRO, or if unrated, determined by its investment adviser to be of comparable quality.
Commodity Strategy Fund
          Objective. The Commodity Strategy Fund seeks long-term total return.
          Primary Investment Focus. In pursuing this objective, the Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. This Underlying Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. The Underlying Fund may also gain exposure to the commodity markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Underlying Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Underlying Fund’s investment adviser, and has the same investment objective as the Underlying Fund. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodity markets. The Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its derivative positions. The Underlying Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Underlying Fund’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Underlying Fund invests, directly and/or through its Subsidiary, at least 25% of its assets in instruments which provide exposure to the performance of the commodity markets.
          Commodity Investments. The Commodity Strategy Fund seeks to provide exposure to the commodity markets and returns that correspond to the performance of the S&P GSCI™ Commodity Index (“GSCI”) by investing in commodity-linked investments. The GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. In pursuing its objective, the Underlying Fund attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.
          The Underlying Fund invests in commodity-linked derivative instruments such as commodity-linked structured notes. The Underlying Fund invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index. This embedded leverage will magnify the positive and negative return the Underlying Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Underlying Fund economically to movements in commodity prices. The Underlying Fund will pursue its objective without directly investing in commodities. The Underlying Fund seeks to provide exposure to various commodities and commodities sectors. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.
          Fixed Income Investments. The Commodity Strategy Fund invests in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB— by Standard & Poor’s or at least Baa3 by Moody’s, have a comparable rating by another NRSRO or, if unrated, are determined by its investment adviser to be of comparable quality. The Underlying Fund may invest in corporate securities, U.S. Government Securities, Mortgaged-Backed Securities, asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. The average duration will vary. The Underlying Fund may invest up to 35% of its net assets in foreign securities. In addition, the Underlying Fund may invest up to 10% of its assets in non-investment grade fixed income securities. The structured securities and commodity-linked derivative securities may also be considered fixed income investments because they typically pay a predetermined rate of return until the security matures.

          Non-investment grade fixed income securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Underlying Fund may purchase the securities of issuers that are in default.
          Other. The Commodity Strategy Fund will also invest in options, futures, options on futures and swaps. The Underlying Fund will primarily allocate its assets between fixed income and other debt securities, the Subsidiary and commodity-linked instruments. In pursuing its investment objective, the Underlying Fund uses the GSCI as its performance benchmark and will attempt to produce returns that correspond to the performance of the GSCI, but the Underlying Fund will not attempt to replicate the index. The Underlying Fund may, therefore, invest in securities that are not included in the GSCI.
          The Underlying Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The Underlying Fund’s portfolio will reflect greater than 25% exposure to the group of industries represented in the GSCI, however. If, in the future, industries are added to or removed from representation in the GSCI, the group of industries in which the Underlying Fund’s exposure is concentrated will likewise change.
          As of April 11, 2010, the GSCI included 24 commodities in five broad sectors: energy, industrial metals, precious metals, agricultural products, and livestock products.
          This Underlying Fund is “non-diversified” under the Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, this Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Financial Square Prime Obligations Fund
          Objective. The Financial Square Prime Obligations Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.
          Duration. The maximum remaining maturity of the Financial Square Prime Obligations Fund’s investments is 13 months at the time of purchase. The dollar-weighted average portfolio maturity of this Underlying Fund is not more than 60 days.
          Investment Sector. The Financial Square Prime Obligations Fund invests in U.S. Treasury Obligations, U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, repurchase agreements, asset-backed and receivables-backed securities, custodial receipts, other investment companies and private activity bonds.
          Credit Quality. The Financial Square Prime Obligations Fund invests in high quality, short-term fixed income securities rated AAA/Aaa or A-1/P-1.
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
          The Ultra-Short Duration Government Fund, Short Duration Government Fund, U.S. Mortgages Fund, Government Income Fund, U.S. Equity Dividend and Premium Fund and Financial Square Prime Obligations Fund invest in U.S. Government Securities and related repurchase agreements, and none of these Underlying Funds make foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.
          An Underlying Fixed Income Fund’s investment adviser uses derivative instruments to manage the duration of an Underlying Fixed Income Fund’s investment portfolio in accordance with its respective target duration. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives. The Underlying Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Underlying Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Underlying Funds are taxable to their shareholders. Financial futures contracts used by an Underlying Fixed Income Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included below regarding futures contracts, swaps and other derivative instruments used by an Underlying Fixed Income Fund, including information on the risks presented by these instruments and other purposes for which they may be used by an Underlying Fixed Income Fund.
          Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in an Underlying Fixed Income Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
          As stated in the Prospectus, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. Further information about the Underlying Funds and their respective investment objectives and policies is included in their respective prospectuses and Statements of Additional Information. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.
Commodity-Linked Securities
          The Commodity Strategy Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Commodity Strategy Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Commodity Strategy Fund’s investment adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Underlying Fund and/or the Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
          The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Underlying Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.
          With respect to the Commodity Strategy Fund, its investment adviser generally intends to invest in commodity-linked investments whose returns are linked to the GSCI. However, the Commodity Strategy Fund is not an index fund and its investment adviser may make allocations that differ from the weightings in the GSCI.
Investments in the Wholly-Owned Subsidiary
          The Commodity Strategy Fund may invest in its wholly-owned Subsidiary. Investments in the Subsidiary are expected to provide the Underlying Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed in more detail in the Commodity Strategy Fund’s SAI. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Commodity Strategy Fund is currently the sole shareholder of the Subsidiary; however, shares of the Subsidiary may be sold or offered to other investors in the future. The Subsidiary may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although the Commodity Strategy Fund may invest in commodity-linked derivative instruments directly, the Commodity Strategy Fund may gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also invests in fixed income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the Commodity Strategy Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Commodity Strategy Fund’s Prospectus and SAI.
          The Subsidiary is not an investment company registered under the Act and is not subject to all of the investor protections of the Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Commodity Strategy Fund and/or the Subsidiary to operate as described in the Commodity Strategy Fund’s Prospectus and SAI and could negatively affect the Commodity Strategy Fund and its shareholders.
Collateralized Loan Obligations
          The Commodity Strategy Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches. CLO Securities are subject to similar risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk, rapid repayment risk and reinvestment risk).

          In addition to the foregoing risks, some tranches of CLO Securities may not be paid in full and one or more tranches may be subject to up to 100% loss of invested capital. A CLO’s investments in its underlying assets may be CLO Securities are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirement. In the event the Underlying Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Structured Notes
          The Commodity Strategy Fund may invest in structured notes. In one type of structured note in which the Commodity Strategy Fund may invest, the issuer of the note will be a highly creditworthy party. The terms of such notes will be in accordance with applicable IRS guidelines. The note will be issued at par value. With respect to the Commodity Strategy Fund, the amount payable at maturity, early redemption or “knockout” (as defined below) of the note will depend directly on the performance of the GSCI Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the index over the term of the note in excess of a specified interest factor, and an agreed-upon multiple (the “leverage factor”) of three. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest will be payable at maturity. The issuer of the note will be entitled to an annual fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity, early redemption or knockout of each note will be calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (i) the percentage increase (or decrease) of the GSCI Index over the applicable period, less a specified interest percentage, multiplied by (ii) the face amount of the note, and by (iii) the leverage factor of three. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The note will become automatically payable (i.e., will “knockout”) if the relevant index declines by 15%. In the event that the index has declined to the knockout level (or below) during any day, the redemption price of the note will be based on the closing index value of the next day. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Commodity Strategy Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the Commodity Exchange Act, as amended (the “CEA”). The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.
          With respect to a second type of structured note in which the Commodity Strategy Fund intends to invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for six months. The note will be issued at par value. The amount payable at maturity or early redemption of the note will depend directly on the performance of a specified basket of 6-month futures contracts with respect to all of the commodities in the GSCI Index, with weightings of the different commodities similar to the weightings in the GSCI Index. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the value of the specified basket of commodities futures over the term of the note in excess of a specified interest factor, and the leverage factor of three, but in no event will the amount payable at maturity be less than 51% of the issue price of the note. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest will be payable at maturity. The issuer of the note will be entitled to a fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note.

The amount payable at maturity or early redemption of each note will be the greater of (i) 51% of the issue price of the note and (ii) the amount calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (A) the percentage increase (or decrease) of the specified basket of commodities futures over the applicable period, less a specified interest percentage, multiplied by (B) the face amount of the note, and by (C) the leverage factor of three. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Commodity Strategy Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the CEA. The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.
Corporate Debt Obligations
          Each Underlying Fund (other than the Short Duration Government Fund and Financial Square Prime Obligations Fund) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Structured Large Cap Value Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund, Structured International Equity Fund, Structured Emerging Markets Equity Fund, Structured International Small Cap Fund, International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
          An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on an Underlying Fund’s net asset value to the extent it invests in such securities. In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
          The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of an Underlying Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser for an Underlying Fund could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating an Underlying Fund’s net asset value.
          Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which an Underlying Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

          Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s net asset value.
          Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The investment adviser for each Underlying Fund continually monitors the investments in the Underlying Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
          The investment adviser for an Underlying Fund employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The investment adviser continually monitors the investments in the Underlying Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
          Commercial Paper and Other Short-Term Corporate Obligations. Certain of the Underlying Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
          Trust Preferreds. Certain of the Underlying Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.
          High Yield Securities. Certain of the Underlying Funds may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A to this SAI for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

          The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.
          The market values of high yield, fixed income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
          Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
          Another factor which causes fluctuations in the prices of high yield, fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s net asset value.
          The risk of loss from default for the holders of high yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund’s annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.
          The secondary market for high yield, fixed income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of an Underlying Fund to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund’s net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.
          The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
          Non-investment grade or high-yield, fixed income securities also present risks based on payment expectations. High yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund’s portfolio and increasing the exposure of the Underlying Fund to the risks of high-yield securities.
          Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund’s investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund’s investment adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings. The Underlying Fund’s investment adviser monitors the investments in an Underlying Fund’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.
Loan Participations
     Certain of the Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
     Participation interests acquired by an Underlying Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When an Underlying Fund acts as co-lender in connection with a participation interest or when an Underlying Fund acquires certain participation interests, an Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where an Underlying Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if an Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that an Underlying Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by an Underlying Fund will normally be regarded as illiquid.
     An Underlying Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Underlying Fund’s investment restrictions). For purposes of these limitations, an Underlying Fund generally will treat the borrower as the “issuer” of indebtedness held by the Underlying Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between the Underlying Fund and the borrower, if the participation interest does not shift to the Underlying Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Underlying Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict the Underlying Fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Floating Rate Loans and Other Floating Rate Debt Securities
     Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.
     Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
     A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
     Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.
     Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

     From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to an Underlying Fund or acquire floating rate loans from the Underlying Fund, or may be intermediate participants with respect to floating rate loans owned by the Underlying Fund. These banks also may act as agents for floating rate loans that an Underlying Fund owns.
     Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.
     In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.
     If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.
     Assignments. An Underlying Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.
     Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan. For additional information, see the section “Loan Participations” below.
     Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse affect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective net asset value.
     Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
     Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.
     Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.
     In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.
     There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.
     Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.
     Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders.
     A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.
     The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.
     The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

     Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.
     Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.
     Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.
     Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.
     Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded
Distressed Debt
     Certain Underlying Funds may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
     In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Underlying Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Underlying Fund may be required to sell its investment at a loss. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Underlying Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Senior Loans
     Certain Underlying Funds may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.
     Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in an Underlying Fund’s net asset value as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, it is expected that the average life of the Senior Loans in which an Underlying Fund invests to be shorter than the stated maturity.
     Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to an Underlying Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Underlying Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, an Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Underlying Fund’s performance.
     Many Senior Loans in which an Underlying Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior

Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Underlying Fund’s investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which an Underlying Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Underlying Funds’ investment adviser(s) believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Underlying Funds’ investment adviser(s) do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.
     No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in an Underlying Fund’s net asset value. In addition, an Underlying Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Underlying Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Underlying Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, an Underlying Fund’s yield may be lower.
     When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent an Underlying Fund invests in floating-rate Senior Loans, the Underlying Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Underlying Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Underlying Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Underlying Fund’s net asset value.
     An Underlying Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.
     An Underlying Fund may purchase Senior Loans on a direct assignment basis. If an Underlying Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Underlying Fund. For example, if such loan is foreclosed, the Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
     An Underlying Fund may also purchase, without limitation, participations in Senior Loans. The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Underlying Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Underlying Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. An Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Underlying Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.
     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Underlying Fund’s investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Underlying Fund’s net asset value than if that valuation were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. The Underlying Funds currently intend to treat loan indebtedness as liquid when, in the view of the Underlying Fund’s investment adviser and pursuant to procedures adopted by the Underlying Fund’s Board, there is a readily available market at the time of the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of the Underlying Fund’s limitations on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets by the Underlying Fund.
Second Lien Loans
     Certain Underlying Funds may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Underlying Fund.
     This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
U.S. Government Securities
          Each Underlying Fund may invest in U.S. Government securities which are obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the

U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
          U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
          Certain of the Underlying Funds may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund’s limitation on investment in illiquid securities. The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).
          Treasury Inflation-Protected Securities. Certain of the Underlying Funds may invest in U.S. Government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
          The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period an Underlying Fund holds TIPS, an Underlying Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
          Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though an Underlying Fund holding TIPS will not receive cash representing the increase at that time. As a result, an Underlying Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
          If an Underlying Fund invests in Treasury-inflation protected securities (“TIPS”), it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If an Underlying Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
          Because an Underlying Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), an Underlying Fund’s investment in either zero coupon bonds or

TIPS may require an Underlying Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, an Underlying Fund may be required to borrow or liquidate securities.
Bank Obligations
          Certain of the Underlying Funds may invest in debt obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.
          Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.
          Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.
Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
          Certain of the Underlying Funds may invest in deferred interest and capital appreciation bonds and pay-in-kind (“PIK”) securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
          PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
          Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, an Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to an Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Zero Coupon Bonds
          Each Underlying Fund’s investment in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. An Underlying Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund’s distribution obligations.
Variable and Floating Rate Securities
          The interest rates payable on certain fixed income securities in which certain of the Underlying Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
          Permissible investments for certain of the Underlying Funds include inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Underlying Fund’s limitation on illiquid investments.
Custodial Receipts and Trust Certificates
          Each Underlying Fund may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Funds may also invest in separately issued interests in custodial receipts and trust certificates.
          Although under the terms of a custodial receipt or trust certificate an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
          Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Municipal Securities
          Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities (“Municipal Securities”). Dividends paid by the Underlying Funds that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Underlying Funds’ shareholders.
          Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
          Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds (as described further below), including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
          The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
          In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
          An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Underlying Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
          The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
          The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the liquidity and value of the Municipal Securities in an Underlying Fund’s portfolio.
          Municipal Leases, Certificates of Participation and Other Participation Interests. Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund’s original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
          Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
          Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.
          Certain of the Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.
          Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain recent market environments, auction failures have been more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
          An Underlying Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.
          Other Types of Municipal Securities. Other types of Municipal Securities in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.

          Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund’s portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund’s return on its portfolio securities.
Mortgage Loans and Mortgage-Backed Securities
          Certain of the Underlying Funds may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”).
          Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.
          General Characteristics of Mortgage Backed Securities.
          In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.
          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
          Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by an Underlying Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than an Underlying Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because an Underlying Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, an Underlying Fund’s performance will depend in part upon the ability of the Underlying Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Underlying Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.
          The rate of interest paid on mortgage-backed securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.
          The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which certain of the Underlying Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for these Underlying Funds.
          Certain General Characteristics of Mortgage Loans
          Adjustable Rate Mortgage Loans (“ARMs”). Certain of the Underlying Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow an Underlying Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to an Underlying Fund.
          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively

Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.
          ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to an Underlying Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of an Underlying Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in an Underlying Fund’s portfolio and, therefore, in the net asset value of the Underlying Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
          Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
     Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which an Underlying Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect an Underlying Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.	Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, and consequently, could adversely impact the yields and distributions an Underlying Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the recently-enacted Helping Families Save Their Homes Act of 2009 authorizes bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, an Underlying Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to an Underlying Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.
          Mortgage Pass-Through Securities
          To the extent consistent with their investment policies, the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
          The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
          General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
          Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
          Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
          Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.
          An Underlying Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed

Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of an Underlying Fund’s portfolio.
          There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. An Underlying Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
          Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which certain of the Underlying Funds may invest.
o	Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

o	Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

o	Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily

Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
          The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
          Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
          Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by an Underlying Fund.
          Privately Issued Mortgage-Backed Securities. Certain of the Underlying Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
          Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in an Underlying Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.
          Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which certain of the Underlying Funds may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by an Underlying Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Underlying Fund may consequently experience losses in respect of such Mortgage-Backed Security.
          Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
          Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
          In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
          The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
          Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

          Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
          Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if at any time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
          Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Certain of the Underlying Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
          Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
          Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
          CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”
          CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
          Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
          A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”). are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.
          Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.
          CMBS held by an Underlying Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.
          Stripped Mortgage-Backed Securities. Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.
          Certain SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. An Underlying Fund’s investment in SMBS may require the Underlying Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

          Asset-Backed Securities
          Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
          Certain of the Underlying Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
          Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
          Recent Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy
          The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted (and continue to result) in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Since 2008, the market for Mortgage-Backed Securities (as well as other asset-backed securities) has been particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Furthermore, the global markets have seen an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal and Italy, as well as the sustainability of the European Union itself. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.
          The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by certain of the Underlying Funds. Additionally, a lack of credit liquidity, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which certain of the Underlying Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by the Underlying Fund.
          The U.S. Government, the Federal Reserve, the Treasury, the Securities and Exchange Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the Securities and Exchange Commission, which, if enacted, would significantly alter the manner in which asset-backed securities, including Mortgage-Backed Securities, are issued. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.
          Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which certain of the Underlying Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Fund may invest in as described above).

          The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which an Underlying Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities continue to widen following the purchase of such assets by an Underlying Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgaged-Backed Securities and other asset-backed securities in which certain of the Underlying Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by the Underlying Fund may experience further declines after they are purchased by the Underlying Fund.
Futures Contracts and Options on Futures Contracts
          Each Underlying Fund (other than the Financial Square Prime Obligations Fund) may purchase and sell futures contracts and may also purchase and write options on futures contracts. The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured Emerging Markets Equity, Government Income, Ultra-Short Duration Government, U.S. Mortgages and Structured International Small Cap Funds may only enter into such transactions with respect to a representative index. The U.S. Equity Dividend and Premium Fund may engage in transactions only with respect to U.S. equity indices. The other Underlying Funds (other than the Short Duration Government Fund) may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Underlying Funds. The investment adviser of the Underlying Fixed Income Funds will also use futures contracts and options on futures contracts to manage the Underlying Funds’ target duration in accordance with their benchmark or benchmarks.
          Futures contracts entered into by an Underlying Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain Underlying Funds, on foreign exchanges. More recently, certain futures may also be traded over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
          Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, an Underlying Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.
          Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
          When interest rates are rising or securities prices are falling, an Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, certain Underlying Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, certain Underlying Funds may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Underlying Fund has acquired or expects to acquire. As another example, certain Underlying Funds may enter into futures transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark.
          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
          Hedging Strategies Using Futures Contracts. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an Underlying Fund owns or proposes to acquire or the exchange rate of currencies in which portfolio securities are denominated or quoted. An Underlying Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Underlying Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery securities held by an Underlying Fund or securities with characteristics similar to those of an Underlying Fund’s portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on any currency in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund’s investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund’s portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
          On other occasions, an Underlying Fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
          Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
          The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund’s assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.
          The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
          Other Considerations. An Underlying Fund will engage in transactions in futures contracts and related options from transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options. An Underlying Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
          While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between an Underlying Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.
          In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of an Underlying Fund’s trading in futures depends upon the ability of its investment adviser to analyze correctly the futures markets.
Options on Securities and Securities Indices
          Writing Covered Options. Certain of the Underlying Funds may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates that Underlying Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, an Underlying Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by an Underlying Fund as the seller of the call option. An Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund. All call options written by an Underlying Fund are covered, which means that such Underlying Fund will own the securities subject to the option as long as the option is outstanding or such Underlying Fund will use the other methods described below. An Underlying Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
          A put option written by an Underlying Fund would obligate such Underlying Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by an Underlying Fund would be covered, which means that such Underlying Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
          In the case of a call option, the option is “covered” if an Underlying Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if an Underlying Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference. An Underlying Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if an Underlying Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference. An Underlying Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option.
          An Underlying Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
          An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Underlying Fund) upon conversion or exchange of other securities held by it. An Underlying Fund may cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
          An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
          Purchasing Options. Each Underlying Fund (other than Financial Square Prime Obligations Fund) may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. An Underlying Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. An Underlying Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
          An Underlying Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.
          An Underlying Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund’s securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

          An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Options” above.
          Yield Curve Options. Each Underlying Fixed Income Fund, the Real Estate Securities Fund, International Real Estate Securities Fund, and Commodity Strategy Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
          An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
          Yield curve options written by an Underlying Fund will be “covered.” A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Underlying Fund’s net liability under the two options. Therefore, an Underlying Fund’s liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund’s liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
          Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
          Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options

Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
          There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
          An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
          Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds’ investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
          The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to correctly anticipate future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The writing of options could increase an Underlying Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Warrants and Stock Purchase Rights
          Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. However, the Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, International Equity Dividend and Premium, Structured Emerging Markets Equity, Structured International Small Cap and Structured International Equity Funds have no present intention to invest in warrants or rights. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Investments
          The Emerging Markets Equity, International Equity Dividend and Premium, Structured Emerging Markets Equity, Structured International Equity, Structured International Small Cap and International Small Cap Funds invest primarily in foreign securities under normal circumstances. The Commodity Strategy Fund, Real

Estate Securities Fund and International Real Estate Securities Fund may invest in the aggregate up to 35%, 15% and 100%, respectively, of their total assets in foreign securities, including securities of issuers in emerging countries. The Large Cap Value Fund may invest up to 25% of its Net Assets in foreign securities, including emerging country securities. The Strategic Growth Fund may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The U.S. Equity Dividend and Premium Fund may invest only in equity securities of foreign issuers which are traded in the United States. The Core Fixed Income Fund, Global Income Fund, High Yield Fund, Local Emerging Markets Debt Fund, Emerging Markets Debt Fund and Investment Grade Credit Fund may invest in foreign issuers, including in fixed income securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund’s investment adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
          Investing in foreign securities also involves, however, certain special risks, including those discussed in the Portfolio’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, an Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions. To the extent that an Underlying Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
          Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
          Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund’s assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect an Underlying Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
          Certain of the Underlying Funds may invest in markets where custodial and/or settlement systems may not be fully developed. The assets of the Underlying Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risks for which the sub-custodian will have no liability.
          In the case of certain Underlying Funds, investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
          To the extent an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, an Underlying Fund may avoid currency risks during the settlement period for purchases and sales.
          As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets” below.
          Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including certain of the Underlying Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
          Investing in Emerging Markets. The Structured International Equity, International Real Estate Securities, International Equity Dividend and Premium, Emerging Markets Equity, Structured Emerging Markets Equity, Structured International Small Cap, and International Small Cap Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Commodity Strategy Fund, Real Estate Securities Fund, Strategic Growth Fund and Large Cap Value Fund may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Core Fixed Income, Global Income, High Yield, Investment Grade Credit, Local Emerging Markets Debt and Emerging Markets Debt Funds may invest in debt securities of foreign issuers, including emerging country issuers, and in fixed income securities quoted or denominated in a currency other than U.S. dollars. The Core Fixed Income Fund’s, Global Income Fund’s, High Yield Fund’s, and the Investment Grade Credit Fund’s investments in emerging markets are limited to 10%, 10%, 25% and 10%, respectively, of their total assets. Neither the Emerging Markets Debt Fund nor the Local Emerging Markets Debt Fund is limited in its investments in emerging markets.
          Investments in securities of emerging market issuers involve special risks. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.
          Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
          With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Underlying Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
          Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
          Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds’ assets. An Underlying Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
          Certain of the Underlying Funds may seek investment opportunities within Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
          The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
          An Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”
          Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund’s assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting Underlying Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.
          Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of an Underlying Fund.
          Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including an Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
          Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.
          The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
          To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
          Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.
          As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.
          Brady Bonds. Certain foreign debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.
          Investing in Central and South American Countries. A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
          In the past, many Central and South American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. High inflation rates have also led to high interest rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Central and South American countries. Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Emerging Market Debt Fund’s portfolio securities are denominated may have a detrimental impact on the Emerging Market Debt Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Emerging Market Debt Fund to engage in foreign currency transactions designed to protect the value of the Emerging Market Debt Fund’s interests in securities denominated in such currencies.
          In addition, substantial limitations may exist in certain countries with respect to the Emerging Market Debt Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Emerging Market Debt Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Emerging Market Debt Fund of any restrictions on investments.
          The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.
          International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.
          Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Emerging Market Debt Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.
          Investing in Australia. The Australian economy is dependent on the economies of Asia, Europe and the U.S. as key trading partners and, in particular, on the price and demand for agricultural products and natural resources. Asia includes countries in all stages of economic development, although most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. Recently, the economies in the Asian region have suffered significant downturns as well as significant volatility. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (“EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. The U.S. is Australia’s single largest trade and investment partner and is susceptible to sustained increases in energy prices, weakness in the labor market, and rising long-term interest rates.
          Australia’s stock exchanges are members of The Australian Stock Exchange. Trading is done by a computerized system that enables all exchanges to quote uniform prices. The exchanges are subject to oversight by both The Australian Stock Exchange and the Australian Securities and Investments Commission, which work together to regulate the major aspects of stock exchange operations. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.
     The total market capitalization of the Australian stock market is small relative to the U.S. stock market. Australia’s chief industries are mining, industrial and transportation equipment, food processing, chemicals and steel. Australia’s chief imports consist of machinery and transport equipment, computers and office machines, telecommunications equipment and parts, crude oil, and petroleum products. Australia’s chief exports consist of coal, gold, meat, wool, aluminum, iron ore, wheat, machinery, and transport equipment.
          Investing in Hong Kong. The Hong Kong economy is dependent on the U.S. economy and the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. The willingness and ability of the Chinese government to support the Hong Kong economy and market is uncertain, and changes in the Chinese government’s position could significantly affect Hong Kong’s economy. Asia includes countries in all stages of economic development, although most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. In the late 1990s, the economies in the Asian region suffered significant downturns and significant volatility increased. Heightened political and social unrest in any Asian country could cause further economic and market uncertainty in the region.
          In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. China has committed by treaty to preserve Hong Kong’s autonomy until 2047. However, if China were to exert its authority so as to alter the economic, political or legal structures of existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
          Trading on Hong Kong’s stock exchange is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong dollar. Foreign investment in Hong Kong is generally unrestricted and proper regulatory oversight is administered by the Hong Kong Securities and Futures Commission. Investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt. Despite significant upgrades in the required presentation of financial information in the past decade, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.
          The total market capitalization of the Hong Kong stock market is small relative to the U.S. stock market. Hong Kong’s chief industries are textiles, clothing, tourism, banking, shipping, electronics, plastics, toys, watches and clocks. Hong Kong’s chief imports consist of electrical machinery and appliances, textiles, foodstuffs, transport equipment, raw materials, semi manufactures, petroleum and plastics. Hong Kong’s chief exports consist of electrical machinery and appliances, textiles, apparel footwear, watches and clocks, toys, plastics, and precious stones.
          Investing in Japan. Japan’s economy grew substantially after World War II. The boom in Japan’s equity and property markets during the expansion of the late 1980’s supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. More recently, Japan’s economic growth has been substantially below the levels of earlier decades. The banking sector has continued to suffer from non-performing loans and the economy generally has been subject to deflationary pressures. Many Japanese banks have required public funds to avert insolvency, and large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. In 2003, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”) to assist in cleaning up the non-performing loans of the Japanese banking sector. The IRCJ is modeled after the Resolution Trust Corporation, which was created in the United States to address the savings and loans crisis, and is scheduled to complete its work and be dissolved in 2008. However, several banks paid back all their public money in 2006. Recent economic performance has shown improvements with positive growth in gross domestic product in 2004 and 2005 and a reduction in non-performing loans since 2002.
          Like many European countries, Japan is experiencing a deterioration of its competitiveness. Factors contributing to this include high wages, a generous pension and universal health care system, an aging populace and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives. Internal conflict over the proper way to reform the financial system will continue as Japan Post’s banking, insurance and delivery service undergoes privatization between 2007 and 2017. Japan’s huge government debt which currently totals 170% of GDP is also a major long-run problem.
          The conservative Liberal Democratic Party has been in power since 1955, except for a short-lived coalition government formed from opposition parties in 1993 following the economic crisis of 1990-1992. Former Prime Minister Junichiro Koizumi focused on stabilizing the Japanese banking system to allow for sustained economic recovery. It is too soon to know where current Prime Minister Shinzo Abe, elected in September 2006, will focus. However, he has placed reformers on the Council of Economic and Fiscal Policy and indicated an interest in foreign policy. Future political developments may lead to changes in policy that might adversely affect an Underlying Fund’s investments.
          Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only approximately 12% of its land is suitable for cultivation and the country must import 60% of its requirements for grains (other than rice) and fodder crops. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. As a result, Japan is sensitive to fluctuations in commodity prices. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions and members of the Council on Economic and Fiscal Policy have indicated an interest in seeking more free trade agreements. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.
          Reporting, accounting, and auditing practices for the Japanese market are similar to those in the United States, for the most part, with certain exceptions. In particular, the Japanese government does not require companies to provide the same depth and frequency of disclosure required by U.S. law.

          Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country’s economy.
          Investing in the United Kingdom. The economies of the United Kingdom may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the EU, and many are also members of the EMU. The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.
          The United Kingdom is Europe’s largest equity market in terms of aggregate market capitalization. Despite having a great deal of common purpose and common concepts, the accounting principles in the United Kingdom and the U.S. can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company’s results and financial position under their own principles. This is particularly so in the U.S. capital markets. The overriding requirement for a United Kingdom company’s financial statements is that they give a “true and fair” view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the U.S., financial statements are more conformed because they must be prepared in accordance with generally accepted accounting principles.
          The United Kingdom’s chief industries are machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment, metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing and other consumer goods. The United Kingdom’s chief imports consist of manufactured goods, machinery, fuels and foodstuffs. Chief exports consist of manufactured goods, fuels, chemicals, food, beverages and tobacco.
          Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
          At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
          An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
          Additionally, when an Underlying Fund’s investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund’s foreign assets.
          Certain of the Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Underlying Fund’s investment adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between an Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark.
          Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Underlying Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of an Underlying Fund’s commitments with respect to such contracts. Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year.
          While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.
          Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to make markets in the currencies they trade and these markets can experience periods of illiquidity.
          Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
          Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may, to the extent they invest in foreign securities, write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. Certain of the Underlying Funds may purchase call options on currency to seek to increase total return.
          Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund’s investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund’s portfolio.
          A call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate an Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Options” above.
          An Underlying Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.
          An Underlying Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

          An Underlying Fund may purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of an Underlying Fund’s portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
          In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Underlying Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
          Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
          There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
          An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.
          The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Mortgage Dollar Rolls
          Certain of the Underlying Funds may enter into mortgage “dollar rolls” in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Underlying Fund. An Underlying Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.
          For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
          Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund’s investment adviser to manage an Underlying Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of an Underlying Fund compared to what such performance would have been without the use of mortgage dollar rolls.
Convertible Securities
          Certain of the Underlying Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
          The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an

Underlying Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Underlying Fund.
Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Interest Rate Swaps, Total Return Swaps, Options on Swaps, and Interest Rate Caps, Floors and Collars
          Certain of the Underlying Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Funds may enter into mortgage, credit, index, interest rate and total return swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Certain of the Underlying Funds may also purchase and write (sell) options on swaps, commonly referred to as swaptions. Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security, or pool of securities. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Underlying Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally an Underlying Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by an Underlying Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. An Underlying Fund may be either the buyer or seller in the transaction. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, an Underlying Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Underlying Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Fund. To the extent that an Underlying Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or is covered by other means in accordance with SEC guidance or otherwise, the Underlying Funds and their investment advisers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.
          An Underlying Equity Fund (other than U.S. Equity Dividend and Premium Fund which does not enter into swap transactions) will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed Income Funds will not enter into any total return, interest rate or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Underlying Fixed Income Funds (other than U.S. Mortgages Fund and Local Emerging Markets Debt Fund which do not enter into mortgage swap transactions) will not enter into any mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Underlying Fixed Income Funds (other than Short Duration Government Fund, Government Income Fund, Ultra-Short Duration Government Fund and U.S. Mortgages Fund) will not enter into any total return swap actions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Core Fixed Income, Global Income, High Yield, Local Emerging Markets Debt, Structured Emerging Markets Debt, Structured International Small Cap and Emerging Markets Debt Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.
     The use of interest rate, total return, mortgage, credit, index and currency swaps, as well as swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If an Underlying Fund’s investment adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.
          In addition, these transactions can involve greater risks than if an Underlying Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers for the Underlying Funds, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds’ transactions in swaps, swaptions, caps, floors and collars.
Preferred Securities
          Certain of the Underlying Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Equity Swaps
          Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the counterparty and the Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
          An Underlying Equity Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that such Underlying Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Underlying Fund’s exposure, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.
          An Underlying Equity Fund will enter into equity swap transactions only if the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser. An Underlying Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Real Estate Investment Trusts
          The Underlying Equity Funds and the Commodity Strategy Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.
          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Lending of Portfolio Securities
          Certain of the Underlying Funds may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, an Underlying Fund attempts to increase its net investment income.
          Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Underlying Fund as necessary to fully cover their obligations.

          With respect to loans that are collateralized by cash, the Underlying Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and the Underlying Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Underlying Fund’s investment adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Underlying Fund’s investment adviser or its affiliates for their services. If an Underlying Fund were to receive non-cash collateral, the Underlying Fund would receive a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.
          For the duration of any securities loan, the Underlying Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. The Underlying Fund will not have the right to vote its loaned securities during the period of the loan, but the Underlying Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. An Underlying Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.
          Securities lending involves certain risks. An Underlying Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. The Underlying Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects an Underlying Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Underlying Fund. In addition, an Underlying Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. An Underlying Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, an Underlying Fund may also lose its rights in the collateral. An Underlying Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If an Underlying Fund is not able to recover the loaned securities, the Underlying Fund may sell the collateral and purchase replacement securities in the market. However, the Underlying Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Underlying Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by an Underlying Fund will not exceed one-third of the value of an Underlying Fund’s total assets (including the loan collateral).
          An Underlying Fund will consider the loaned securities as assets of the Underlying Fund, but will not consider any collateral as an Underlying Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI, the Prospectus or the Underlying Funds’ Prospectuses or SAIs regarding investing in fixed income securities and cash equivalents.

          The Underlying Funds’ Board of Trustees has approved each Underlying Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Under the current securities lending program, each Underlying Fund has retained either an affiliate of its investment adviser or State Street to serve as its securities lending agent.
          For its services, the securities lending agent may receive a fee from an Underlying Fund, including a fee based on the returns earned on the Underlying Fund’s investment of cash received as collateral for the loaned securities. In addition, an Underlying Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Fund’s portfolio investment transactions. An Underlying Fund’s Board of Trustees periodically reviews securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Underlying Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under an Underlying Funds’ securities lending program, subject to certain conditions.
When-Issued Securities and Forward Commitments
          Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. The Underlying Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Underlying Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Underlying Fund’s obligations are otherwise covered. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Variable Amount Master Demand Notes
          The Financial Square Prime Obligations Fund may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Financial Square Prime Obligations Fund, as lender, and the borrower. Variable amount master demand notes are not generally transferable, and are not ordinarily rated. The Financial Square Prime Obligations Fund may invest in them only if the Financial Square Prime Obligations Fund’s investment adviser believes that the notes are of comparable quality to the other obligations in which the Financial Square Prime Obligations Fund may invest.
Investment in Unseasoned Companies
     Each Underlying Equity Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Other Investment Companies
          Each Underlying Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”). An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Underlying Fund. An Underlying Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Underlying Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Underlying Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. An Underlying Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Underlying Funds may invest in investment companies and money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. However, to the extent that an Underlying Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Underlying Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Underlying Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Additionally, for so long as any Underlying Fund serves as an underlying fund to another Goldman Sachs Fund, including the Portfolios, that Underlying Fund may invest a percentage of its assets in other investment companies if those instruments are consistent with applicable law and/or exemptive orders obtained from the SEC.
          Certain of the Underlying Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
          ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.
Repurchase Agreements
          Each Underlying Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of the repurchase obligation. Certain

Underlying Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price for the duration of the agreement.
          A repurchase agreement is similar to a collateralized loan, but is structured as a purchase of securities by an Underlying Fund subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish securities and other collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.
          Custody of the securities is maintained by an Underlying Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement. The value of the purchased securities will at all times equal or exceed the value of the repurchase agreement.
          Repurchase agreements pose certain risks for all entities, including the Underlying Funds, that utilize them. Such risks are not unique to an Underlying Fund but are inherent in repurchase agreements. For instance, if the seller under a repurchase agreement defaults, an Underlying Fund could suffer a loss to the extent that the proceeds from the sale of underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s cost associated with delay and enforcement of the repurchase agreement. An Underlying Fund seeks to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.
          For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Underlying Fund to the seller of the underlying securities and other collateral. It is not clear whether for other purposes a court would consider the underlying securities and other collateral purchased by the Underlying Fund subject to a repurchase agreement as being owned by the Underlying Fund or as being collateral for a loan by the Underlying Fund to the seller.
          If, in the event of bankruptcy or insolvency proceedings against the seller of the underlying securities and other collateral, a court holds that the Underlying Fund does not have a perfected security interest in the underlying securities and other collateral, the Underlying Fund may be required to return the underlying securities and other collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction. To minimize this risk, the Underlying Funds utilize custodians and subcustodians that their investment adviser believes follow customary securities industry practice with respect to repurchase agreements, and the investment adviser analyzes the creditworthiness of the obligor, in this case the seller of the underlying securities and other collateral. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.
          Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller before repurchase of the underlying securities and other collateral under a repurchase agreement, an Underlying Fund could suffer additional losses if an Underlying Fund encounters delay that prevents the Underlying Fund from promptly selling the underlying securities and other collateral (such as if the underlying securities and other collateral is subject to a court “stay”) and incur costs before being able to sell the security. If this occurs, an Underlying Fund will bear the risk that the value of the collateral will decline below the repurchase price.
          Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
          The Underlying Funds, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
          Certain of the Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to banks and other financial institutions, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income, Investment Grade Credit, High Yield, Local Emerging Markets Debt and Emerging Markets Debt Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund’s outstanding shares.
          When an Underlying Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Restricted and Illiquid Securities
          The Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Underlying Funds’ investment advisers determine and monitor the liquidity of the Underlying Funds’ portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.
          The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.
Short Sales
     Certain of the Underlying Funds may engage in short sales. Short sales are transactions in which an Underlying Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Underlying Fund must borrow the security to make delivery to the buyer. The Underlying Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund. Until the security is replaced, the Underlying Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Underlying Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.
          An Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Underlying Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.
          Until an Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.
          There is no guarantee that an Underlying Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that an Underlying Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Underlying Fund is unable to borrow the same security from another lender. If that occurs, the Underlying Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
          Certain of the Underlying Funds may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by an Underlying Fund, for example, to lock in a sales price for a security the Underlying Fund does not wish to sell immediately. If an Underlying Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
          If an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if an Underlying Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.
Temporary Investments
          Each Underlying Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in: U.S. government securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO; certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; cash; cash equivalents; and certain exchange-traded funds. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

Non-Diversified Status
          Each of the International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund, Commodity Strategy Fund, Global Income Fund and Emerging Markets Debt Fund is “non-diversified” under the Act and may invest more of its assets in fewer issuers than “diversified” mutual funds. The International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund, Commodity Strategy Fund, Global Income Fund and Emerging Markets Debt Fund are subject only to certain federal tax diversification requirements. Under federal tax laws, the International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund, Commodity Strategy Fund, Global Income Fund and Emerging Markets Debt Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the International Real Estate Securities Fund’s, Real Estate Securities Fund’s, Local Emerging Markets Debt Fund’s, Commodity Strategy Fund’s, Global Income Fund’s and Emerging Markets Debt Fund’s respective total assets, (i) each Underlying Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) each Underlying Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.
Portfolio Maturity
          Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of an Underlying Fixed Income Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and an Underlying Fixed Income Fund’s average maturity may lengthen beyond an investment adviser’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, a fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.
Portfolio Turnover
          Each Underlying Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity or fixed income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of each Underlying Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Underlying Funds to receive favorable tax treatment. The Underlying Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
Private Investments in Public Equity
          Certain of the Underlying Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Underlying Fund cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Restructured Investments
          Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which an Underlying Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
          Certain of the Underlying Funds are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although an Underlying Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of an Underlying Fund’s assets that may be used for borrowing.
          Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, an Underlying Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.
Combined Transactions
          Certain of the Underlying Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Underlying Fund’s investment adviser, it is in the best interests of an Underlying Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on an Underlying Fund’s investment adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Special Note Regarding Market Events
          Events in the financial sector over the past several years have resulted in an unusually high degree of volatility in the financial markets, both domestic and international. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the U.S. government’s support of American International Group, Inc., reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures taken by the U.S. and foreign governments to ban or restrict short-selling. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. It is uncertain how long these conditions will continue.
          Additionally, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and, ultimately, may cause a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on an Underlying Fund’s investments.
          The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude an Underlying Fund’s ability to achieve its investment objective.
          Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of an Underlying Fund’s portfolio holdings.
INVESTMENT RESTRICTIONS
          The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios’ fundamental investment restriction number (3) below, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
          As a matter of fundamental policy, a Portfolio may not:
(1)	Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Act;

Each Portfolio is classified as a diversified open-end management company under the Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;

(3)	Borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage transactions in mortgage dollar rolls which are accounted for as financings;
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law;

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

(6)	Purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

(7)	Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

(8)	Issue senior securities to the extent such issuance would violate applicable law.
          Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.

          In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
          A Portfolio may not:
(a)	Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

(b)	Invest more than 15% of the Portfolio’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.
          The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.

TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
     The business and affairs of the Portfolios are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Portfolio’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of six Independent Trustees and two Interested Trustees. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Portfolios’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.
     The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Portfolios, and to consider such other matters as they deem appropriate.
     The Board has established six standing committees — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.
     The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust
     Information pertaining to the Trustees of the Trust as of April 29, 2011 is set forth below.
Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994—1996 and 1998—Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992—2004 and 2006—Present); Trustee, Scholarship America (1998—2005); Trustee, Institute for Higher Education Policy (2003—2008); Director, Private Equity Investors—III and IV (1998—2007), and Equity-Linked Investors II (April 2002—2007). Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.	96	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 50	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006—2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007—2009); Managing Director, BlackRock, Inc. (2006—2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997—2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999—2006). Trustee—Goldman Sachs Mutual Fund Complex.	96	None
John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975—2003); Director, Emerging Markets Group, Ltd. (2004—2006); and Director, Elderhostel, Inc. (2006—Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None
Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991—2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009—Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003—2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006—2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Joseph P. LoRusso Age: 53	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002—2008); Director, FIIS (2002—2008); Director, Fidelity Investments Institutional Operations Company (2003—2007); Executive Officer, Fidelity Distributors Corporation (2007—2008). Trustee—Goldman Sachs Mutual Fund Complex.	96	None
Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984—2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004—2009). Trustee—Goldman Sachs Mutual Fund Complex.	96	None
Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003—2008); Trustee Emeritus, The University of Chicago (1987—Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company)

Interested Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex	Other
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998).	96	None
President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002—May 2004).
Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999—Present); Consultant to GSAM (December 1994—May 1999); and Limited Partner, Goldman Sachs (December 1994—May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

3	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of April 29, 2011, the Trust consisted of 83 portfolios (81 of which are currently offered to the public), Goldman Sachs Variable Insurance Trust consisted of 11 portfolios, and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
     The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of April 29, 2011 that led the Board to conclude that such individual should serve as a Trustee.
          Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Mr. Bakhru serves as President of ABN Associates, a management and financial consulting firm, and is a Director of Apollo Investment Corporation, a business development company. Previously, Mr. Bakhru was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. Previously, Mr. Bakhru held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.
          Donald C. Burke. Mr. Burke has served as Trustee since 2010. Mr. Burke was a Managing Director of BlackRock, Inc., where he was President and Chief Executive Officer of BlackRock’s U.S. funds and a director and chairman of several offshore funds advised by BlackRock. As President and Chief Executive Officer of BlackRock’s U.S. funds, he was responsible for all accounting, tax and regulatory reporting requirements for over 300 open-end and closed-end BlackRock funds. Previously, he was a Managing Director, First Vice President and Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”), where he worked for 16 years prior to MLIM’s merger with BlackRock, and was instrumental in the integration of BlackRock’s and MLIM’s operating infrastructure following the merger. While at MLIM, he was Chief Financial Officer and Treasurer of MLIM’s U.S. funds and Head of Global Operations and Client Services, where he was responsible for the development and maintenance of MLIM’s operating infrastructure across the Americas, Europe and the Pacific Rim. He also developed controls for the MLIM U.S. funds’ financial statement certification process to comply with the Sarbanes-Oxley Act of 2002, worked with fund auditors in connection with the funds’ annual audits and established the department responsible for all tax issues impacting the MLIM U.S. funds. Previously, Mr. Burke was Tax Manager at Deloitte & Touche, where he was designated as one of the firm’s lead specialists in the investment company industry, and advised multinational corporations, partnerships, universities and high net worth individuals in tax matters. Based on the foregoing, Mr. Burke is experienced with accounting, financial and investment matters.
          John P. Coblentz, Jr. Mr. Coblentz has served as Trustee since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz also currently serves as a Director and chairman of the finance committee of Elderhostel, Inc., a not-for-profit organization. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.
          Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as Vice Chair of the Board of Trustees of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice Present, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.
          Joseph P. LoRusso. Mr. LoRusso has served as Trustee since 2010. Mr. LoRusso held a number of senior management positions at Fidelity Investments for over 15 years, where he was most recently President of Fidelity Investments Institutional Services Co. (“FIIS”). As President of FIIS, Mr. LoRusso oversaw the development, distribution and servicing of Fidelity’s investment and retirement products through various financial intermediaries. Previously, he served as President, Executive Vice President and Senior Vice President of Fidelity Institutional Retirement Services Co., where he helped establish Fidelity’s 401(k) business and built it into the largest in the U.S. In these positions, he oversaw sales, marketing, implementation, client services, operations and technology. Mr. LoRusso also served on Fidelity’s Executive Management Committee. Prior to his experience with Fidelity, he was Second Vice President in the Investment and Pension Group of John Hancock Mutual Life Insurance, where he had responsibility for developing and running the company’s 401(k) business. Previously, he worked at The Equitable (now a subsidiary of AXA Financial), where he was Product Manager of the company’s then-nascent 401(k) business, and at Arthur Andersen & Co. (now Accenture), as a Senior Consultant within the firm’s consulting practice. Based on the foregoing, Mr. LoRusso is experienced with financial and investment matters.
          Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.
          Richard P. Strubel. Mr. Strubel has served as Trustee since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the

University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.
     James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.
     Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of offshore funds managed by GSAM. He serves on GSAM’s Valuation and Brokerage Allocation Committees. Prior to retiring as a general partner of Goldman Sachs in 1994, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch serves on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.

Officers of the Trust
          Information pertaining to the officers of the Trust as of April 29, 2011 is set forth below.
Officers of the Trust

Term of Office
	Position(s) Held	and Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	Trustee and President	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007—Present and December 2002—May 2004).
Scott McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007—Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005—2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998—2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.
Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992—Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex.

Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 53	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000—Present); Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008-Present); Associate, Prudential Insurance Company of America (November 1985—June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999—2000).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

Term of Office
	Position(s) Held	and Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 47	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998—Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995—October 1998). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.
James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 51	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999—Present); and Vice President of GSAM (April 1997—December 1999). Vice President—Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 47	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006—Present); Vice President, GSAM (June 1998—Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996—June 1998).

Vice President—Goldman Sachs Mutual Fund Complex.
Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 48	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986—Present). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 43	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005—Present); Vice President, Goldman Sachs (August 2000—November 2005); Senior Vice President—Dreyfus Service Corp (1999—2000); and Vice President—Dreyfus Service Corp (1996—1999).

Vice President—Goldman Sachs Mutual Fund Complex.

Jeffrey D. Matthes 30 Hudson Street Jersey City, NJ 07302 Age: 41	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004—Present); and Associate, Goldman Sachs (December 2002—December 2004). Vice President—Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 30 Hudson Street Jersey City, NJ 07302 Age: 36	Vice President	Since 2007	Vice President, Goldman Sachs (December 2007—Present); Associate, Goldman Sachs (December 2005—December 2007); Analyst, Goldman Sachs (January 2004—December 2005).

Vice President—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

Term of Office
	Position(s) Held	and Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
Miriam Cytryn 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2008	Vice President, GSAM (2008-Present); Vice President of Divisional Management, Investment Management Division (2007-2008); Vice President and Chief of Staff, GSAM US Distribution (2003-2007); and Vice President of Employee Relations, Goldman Sachs (1996-2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Glen Casey 200 West Street New York, NY 10282 Age: 46	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-Present); and Vice President, Goldman Sachs (1997-2007). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Heaney Christchurch Court 10-15 Newgate Street London, EC1A 7HD, UK Age: 43	Vice President	Since 2010	Executive Director, GSAM (May 2005 — Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004 — March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001 — May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000 — September 2001); Director of Investment Administration, Invesco Asset Management (December 1998 — March 2000).

Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006—Present); Associate General Counsel, Goldman Sachs (2002—Present); Vice President, Goldman Sachs (1999—2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006—Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003—2006).
Dave Fishman 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001—Present); and Vice President, Goldman Sachs (1997—December 2001). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Danny Burke 200 West Street New York, NY 10282 Age: 48	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987—Present). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

Term of Office
	Position(s) Held	and Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
George Djurasovic 200 West Street New York, NY 10282 Age: 40	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005—Present); Associate General Counsel, Goldman Sachs (2006—Present); Assistant General Counsel, Goldman Sachs (2005—2006); Senior Counsel, TIAA — CREF (2004—2005); and Counsel, TIAA — CREF (2000—2004).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Patricia Meyer 200 West Street New York, NY 10282 Age: 37	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (September 2006—Present); Associate General Counsel, Goldman Sachs (2009-Present); Assistant General Counsel, Goldman Sachs (September 2006 — December 2008); and Associate, Simpson Thacher & Bartlett LLP (2000—2006).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.
Mark T. Robertson 200 West Street New York, NY 10282 Age: 34	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (April 2007—Present); Assistant General Counsel, Goldman Sachs (April 2007—Present); Associate, Fried, Frank, Harris, Shriver & Jacobson LLP (2004—2007); and Solicitor, Corrs Chambers Westgarth (2002—2003).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 39	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005—Present); Associate, Goldman Sachs (2001—2005); and Analyst, Goldman Sachs (1994—2005). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Patrick T. O’Callaghan 200 West Street New York, NY 10282 Age: 39	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000-Present); Associate, Goldman Sachs (1998-2000); Analyst, Goldman Sachs (1995-1998). Assistant Secretary—Goldman Sachs Mutual Fund Complex.
James A. McCarthy 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2009	Managing Director, Goldman Sachs (2003-Present); Vice President, Goldman Sachs (1996-2003); Portfolio Manager, Goldman Sachs (1995-1996). Assistant Secretary—Goldman Sachs Mutual Fund Complex.
Andrew Murphy 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	Since 2010	Vice President, Goldman Sachs (April 2009-Present); Assistant General Counsel, Goldman Sachs (April 2009-Present); Attorney, Axiom Legal (2007-2009); Vice President and Counsel, AllianceBernstein, L.P. (2001-2007).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended December 31, 2010.
     The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended December 31, 2010. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios’ Prospectus and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Portfolios; and (ii) insofar as they relate to services provided to the Portfolios, of the Portfolios’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended December 31, 2010. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended December 31, 2010. The Valuation Committee reports periodically to the Board.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Portfolio’s Prospectus. Messrs. McNamara and McHugh serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended December 31, 2010.
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Portfolios’ investment management, distribution, transfer agency, and certain other agreements with the Portfolios’ Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Portfolios’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Portfolios’ other service providers including, without limitation, the Portfolios’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended December 31, 2010. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
     The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Portfolios is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Portfolios include, but are not limited to, investment risk, compliance risk, operational risk, reputation risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Portfolios and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Portfolios or GSAM, its affiliates or other service providers.
     The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Portfolio strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Portfolios.
     Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Portfolios’ independent registered public accounting firm and the GSAM’s internal audit group to review risk controls in place that support the Portfolios as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Portfolios’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Portfolio’s investments or activities.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolios and other portfolios of the Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund as of December 31, 2010, unless otherwise noted.

Aggregate Dollar
Range of Equity
Securities in All
	Dollar Range of	Portfolios in Fund
	Equity Securities in	Complex Overseen By
Name of Trustee	the Portfolios(1)	Trustee(2)
Ashok N. Bakhru	None	Over $100,000

Donald C. Burke	Equity Growth Strategy Portfolio: $1 — $10,000 Growth Strategy Portfolio: $1 — $10,000 Satellite Strategies Portfolio: $1 — $10,000	Over $100,000

John P. Coblentz, Jr.	None	Over $100,000

Diana M. Daniels	None	Over $100,000

Joseph P. LoRusso	None	Over $100,000

James A. McNamara	None	Over $100,000

Jessica Palmer	None	Over $100,000

Alan A. Shuch	None	Over $100,000

Richard P. Strubel	None	Over $100,000

1	Includes the value of shares beneficially owned by each Trustee in each Portfolio described in this SAI.

2	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 82 portfolios (of which 77 offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

     As of April 8, 2011, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting, and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2010:
Trustee Compensation

								Pension or
		Growth and		Equity			Aggregate	Retirement	Total Compensation
	Balanced	Income	Growth	Growth	Income	Satellite	Compensation	Benefits Accrued	From Fund Complex
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies	from the	as Part of the	(including the
Name of Trustee	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolios	Trust’s Expenses	Portfolios)*
Ashok N. Bakhru[1]	$3,479	$3,842	$3,779	$3,387	$2,870	$3,426	$20,783	$0	$379,500
Donald C. Burke†	2,072	976	1,008	908	846	931	6,742	0	97,867
John P. Coblentz, Jr.[2]	2,629	2,903	2,855	2,559	2,378	2,589	15,913	0	287,000
Diana M. Daniels	2,241	2,471	2,433	2,181	2,027	2,208	13,560	0	244,000
Patrick T. Harker**	1,697	1,935	1,846	1,651	1,532	1,660	10,320	0	183,250
Joseph P. LoRusso†	2,072	976	1,008	908	846	931	6,742	0	97,867
James A. McNamara[3]	—	—	—	—	—	—	—	—	—
Jessica Palmer	2,251	2,484	2,445	2,192	2,037	2,217	13,626	0	245,500
Alan A. Shuch[3]	—	—	—	—	—	—	—	—	—
Richard P. Strubel	2,251	2,558	2,445	2,192	2,037	2,217	13,700	0	250,000

†	Because these Trustees were appointed to the Board effective August 19, 2010, compensation from the Portfolios or the Fund Complex reflects compensation during the period August 19, 2010 through December 31, 2010.

*	Represents fees paid to each Trustee during the fiscal year ended December 31, 2010 from the Fund Complex. The Fund Complex consists of the Trust, the Goldman Sachs Variable Insurance Trust and the Goldman Sachs Municipal Opportunity Fund. As of December 31, 2010, the Trust consisted of 82 portfolios (of which 78 offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

**	Effective September 30, 2010, Mr. Harker resigned from the Board of Trustees.

[1]	Includes compensation as Board Chairman.

[2]	Includes compensation as “audit committee financial expert”, as defined in Item 3 of Form N-CSR.

[3]	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Portfolios or the Fund Complex.

Miscellaneous
     Class A Shares of the Portfolios may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Portfolios’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Portfolios or the Underlying Funds.
MANAGEMENT SERVICES
     As stated in the Portfolios’ Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Portfolios and to most of the Underlying Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Portfolios and to most of the Underlying Funds. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for the Portfolios and the Underlying Funds that had been advised by Goldman Sachs Asset Management. Goldman Sachs Asset Management International (“GSAMI”), Procession House, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as investment adviser to International Small Cap, Emerging Markets Equity and Global Income Funds, as well as certain other investment portfolios of the Trust pursuant to a Management Agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See “Service Providers” in the Portfolios’ Prospectus for a description of the Investment Adviser’s duties to the Portfolios.
     Founded in 1869, Goldman Sachs Group, Inc. is a financial holding company and a leading investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Portfolios and the Underlying Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Portfolio’s and Underlying Fund’s name for as long as a Portfolio’s and Underlying Fund’s respective Management Agreement is in effect.
     The Underlying Funds’ investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 3,000 equity securities, 350 fixed income securities and 25 stock markets in more than 50 economies and regions. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the investment advisers, subject to Chinese Wall restrictions.

     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In managing the Underlying Funds, the Underlying Funds’ investment advisers have access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     In structuring Ultra-Short Duration Government Fund’s and Short Duration Government Fund’s securities portfolio, each Underlying Fund’s investment adviser will review the existing overall economic and mortgage market trends. Each investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet each Underlying Fund’s investment guidelines.
     With respect to Short Duration Government Fund, Core Fixed Income Fund, High Yield Fund, Ultra-Short Duration Government Fund, Government Income Fund and U.S. Mortgages Fund, each investment adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government Securities, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the investment adviser uses a sophisticated option-adjusted spread (“OAS”) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the investment adviser expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment adviser considers it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment adviser will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The investment adviser will then analyze its value relative to alternative investments and to its own investments. The investment adviser will also measure a security’s interest rate risk by computing an option adjusted duration (“OAD”). The investment adviser believes a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Underlying Emerging Market Debt Fund’s duration targets and cash flow pattern requirements.
     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.
     The investment adviser will use OAS analytics to choose what it believes is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Underlying Fund’s particular composition and performance targets, the investment adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.
     The Underlying Funds’ investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.
     Goldman Sachs has agreed to provide the Underlying Funds’ investment advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds’ investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.
     The fixed income research capabilities of Goldman Sachs available to the Underlying Funds’ investment advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund’s investments.
     In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds’ investment advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.
     The Management Agreements for the Portfolios and the Underlying Funds provide that their investment advisers (and their affiliates) may render similar services to others as long as the services provided by them thereunder are not impaired thereby.
     The Portfolios’ Management Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 16-17, 2010. A discussion regarding the Trustees’ basis for approving the Management Agreement on behalf of each Portfolio is available in the Portfolios’ Semi-Annual Report dated June 30, 2010.
     The Portfolios’ Management Agreement will remain in effect until June 30, 2011 and will continue in effect with respect to the applicable Portfolio from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
     The Management Agreements for the Portfolios and the Underlying Funds then in existence were last approved by the shareholders of such Portfolios and such Underlying Funds on April 21, 1997. The Management Agreements for those Portfolios and Underlying Funds that commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each such Portfolio and Underlying Fund prior to its commencement of operations.
     The Portfolios’ Management Agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Portfolio on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.
     Pursuant to the Portfolios’ Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly, based on such Portfolio’s average daily net assets:

Portfolio	Management Fee
Balanced Strategy	0.15%
Equity Growth Strategy	0.15%
Growth and Income Strategy	0.15%
Growth Strategy	0.15%
Income Strategies	0.124%
Satellite Strategies	0.124%
     The fees paid by the Portfolios for services rendered pursuant to the Management Agreement were as follows (with and without the fee limitations that were then in effect) for the fiscal periods ended December 31:

	2010		2009		2008
	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
Portfolio	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations
Balanced Strategy	$1,126,002	$1,126,002	$1,035,936	$1,035,936	$1,095,750	$1,095,750
Growth and Income Strategy	2,714,121	2,714,121	2,902,381	2,902,381	4,577,837	4,577,837
Growth Strategy	2,138,375	2,138,375	2,212,323	2,212,323	3,782,001	3,782,001
Equity Growth Strategy	833,794	833,794	813,027	813,027	1,332,186	1,332,186
Income Strategies	31,548	31,548	25,443	25,443	24,030	24,030
Satellite Strategies	742,698	742,698	306,861	306,861	180,173	180,173
     In addition to providing advisory services, under the Management Agreement, the Investment Adviser also performs administrative services for the applicable Portfolio, which include, subject to the general supervision of the Trustees of the Trust: (i) providing supervision of all aspects of the Portfolios’ non-investment operations (other than certain operations performed by others pursuant to agreements with the

Portfolios); (ii) providing the Portfolios, to the extent not provided pursuant to the agreement with the Trust’s custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolios; (iii) arranging, to the extent not provided pursuant to such agreements, for the preparation at the Portfolios’ expense, of each Portfolios’ tax returns, reports to shareholders, periodic updating of the Portfolios’ Prospectus and Statement of Additional Information, and reports filed with the SEC and other regulatory authorities; (iv) providing the Portfolios, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services; and (v) maintaining all of the Portfolios’ records other than those maintained pursuant to such agreements.

Portfolio Managers —Accounts Managed by the Portfolio Managers
The following tables disclose accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of December 31, 2010.
For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of	Registered Investment		Other Pooled		Other		Registered Investment		Other Pooled		Other
Portfolio Manager	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
	Number		Number		Number		Number		Number		Number
	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed
Balanced Strategy Portfolio
Katinka Domotorffy	45	$12.4 billion	64	$10.1 billion	923	$40.1 billion	13	$2.4 billion	17	2.6 billion	27	$10.8 billion
Nicholas Chan	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
William Fallon	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Growth and Income Strategy Portfolio
Katinka Domotorffy	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Nicholas Chan	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
William Fallon	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Growth Strategy Portfolio
Katinka Domotorffy	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Nicholas Chan	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
William Fallon	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Equity Growth Strategy Portfolio
Katinka Domotorffy	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Nicholas Chan	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
William Fallon	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Income Strategies Portfolio
Katinka Domotorffy	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Nicholas Chan	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
William Fallon	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Satellite Strategies Portfolio
Katinka Domotorffy	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
Nicholas Chan	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion
William Fallon	45	12.4 billion	64	10.1 billion	923	40.1 billion	13	2.4 billion	17	2.6 billion	27	10.8 billion

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Portfolios as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Portfolios have adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Portfolios’ investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST — Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance; his or her contribution to the overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded in part for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

Fund of Funds Portfolio	Benchmarks
Balanced Strategy Portfolio	S&P 500® Index MSCI® Europe, Australasia, Far East (EAFE®) Index Barclays Capital U.S. Aggregate Bond Index

Growth and Income Strategy Portfolio	S&P 500® Index MSCI® EAFE® Index Barclays Capital U.S. Aggregate Bond Index

Growth Strategy Portfolio	S&P 500® Index MSCI® EAFE® Index Barclays Capital U.S. Aggregate Bond Index

Equity Growth Strategy Portfolio	S&P 500® Index MSCI® EAFE® Index

Income Strategies Portfolio	S&P 500® Index Barclays Capital U.S. Aggregate Bond Index

Satellite Strategies Portfolio	S&P 500® Index MSCI® EAFE® Index Barclays Capital U.S. Aggregate Bond Index
     The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including: (1) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Shares of the Portfolios They Manage
     The following table shows the portfolio managers’ ownership of shares of the Portfolios they manage.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager*
Balanced Strategy Portfolio
Katinka Domotorffy	None
Nicholas Chan	None
William Fallon	None
Growth and Income Strategy Portfolio
Katinka Domotorffy	None
Nicholas Chan	$10,001 — $50,000
William Fallon	None
Growth Strategy Portfolio
Katinka Domotorffy	$500,001 — $1,000,000
Nicholas Chan	None
William Fallon	None
Equity Growth Strategy Portfolio
Katinka Domotorffy	None
Nicholas Chan	None
William Fallon	None
Income Strategies Portfolio
Katinka Domotorffy	$10,001 — $50,000
Nicholas Chan	None
William Fallon	None
Satellite Strategies Portfolio
Katinka Domotorffy	$10,001 — $50,000
Nicholas Chan	None
William Fallon	$100,001 — $500,000

*	This information is as of December 31, 2010.

Distributor and Transfer Agent
     Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Portfolios pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios’ Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B, Class C, Class R and Class IR Shares of each of the Portfolios that offer such classes of shares. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Portfolio shares.
     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the fiscal periods ended December 31:

Portfolio	2010	2009	2008
Balanced Strategy	$274,856	$297,556	$323,800
Growth and Income Strategy	418,324	563,849	1,264,500
Growth Strategy	208,191	278,671	721,400
Equity Growth Strategy	69,477	94,550	275,600
Income Strategies	10,687	3,600	1,100
Satellite Strategies	246,226	103,100	147,600
     Dealer Reallowances. Class A Shares of the Portfolios are sold subject to a front-end sales charge, as described in the Prospectus and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs pays commissions to Authorized Dealers who sell Class A shares of the Portfolios in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Portfolio’s offering price with respect to purchases under $50,000:

Dealer Reallowance as Percentage of
Portfolio	Offering Price
Balanced Strategy	4.90%
Growth and Income Strategy	4.73%
Growth Strategy	4.83%
Equity Growth Strategy	3.61%
Income Strategies	4.87%
Satellite Strategies	4.90%
     Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933.
     Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, Illinois 60606, also serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to a Portfolio’s Institutional and Service Shares and 0.19% of average daily net assets with respect to a Portfolio’s Class A, Class B, Class C, Class R and Class IR Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Portfolios’ Prospectus.
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal periods ended December 31, 2010, 2009 and 2008 from each Portfolio as follows under the fee schedules then in effect:

Portfolio	2010	2009	2008
Balanced Strategy
Class A Shares	$828,177	$755,054	$744,637
Class B Shares	65,959	67,094	78,061
Class C Shares	256,519	248,176	293,688
Institutional Shares	54,939	49,336	54,883
Service Shares	1,466	1,415	2,280
Class R Shares	6,499	776	24
Class IR Shares	1,194	21	17
Growth and Income Strategy
Class A Shares	$2,205,681	$2,279,325	$3,449,258
Class B Shares	202,922	205,586	290,284
Class C Shares	725,305	774,520	1,221,982
Institutional Shares	60,844	84,575	172,185
Service Shares	2,275	3,131	4,027
Class R Shares	3,785	229	45
Class IR Shares	375	84	17
Growth Strategy
Class A Shares	$1,545,684	$1,584,370	$2,659,365
Class B Shares	194,382	204,425	331,826
Class C Shares	749,179	817,022	1,436,142
Institutional Shares	42,312	37,818	70,492
Service Shares	2,597	3,382	5,962
Class R Shares	4,883	600	28
Class IR Shares	1,163	158	16
Equity Growth Strategy
Class A Shares	$579,574	$575,418	$952,528
Class B Shares	56,476	58,288	91,943
Class C Shares	309,610	317,094	518,072
Institutional Shares	20,678	14,948	23,901
Service Shares	1,558	1,613	2,386
Class R Shares	3,947	262	16
Class IR Shares	912	107	16
Income Strategies
Class A Shares	$20,509	$15,619	$10,911
Class C Shares	10,815	7,453	5,859
Institutional Shares	3,404	3,344	4,214
Class R Shares	216	15	17
Class IR Shares	631	16	17
Satellite Strategies
Class A Shares	$314,286	$153,906	$138,151
Class C Shares	141,200	61,154	53,833
Institutional Shares	131,324	51.642	17,669
Service Shares[1]	6,276	1,663	23
Class R Shares	930	83	16
Class IR Shares	27,990	1,848	32

1	Service Shares of the Satellite Strategies Portfolio commenced operations on August 29, 2008.

     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder to the Portfolios are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses payable to the Trust’s custodian and sub-custodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Portfolios, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its non-interested Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan, or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Portfolio expenses are borne on a non-class specific basis.
     Fees and expenses of legal counsel, registering shares of each Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the costs incurred by the Investment Adviser in performing certain accounting services not being provided by the trust’s custodian.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio or Underlying Fund, which would have the effect of lowering that Portfolio or Underlying Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
Reimbursement and Other Expense Reimbursements
     As of April 29, 2011, the Investment Adviser has voluntarily agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meetings and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy Portfolios’ average daily net assets and 0.01% of the Income Strategies and Satellite Strategies Portfolios’ average daily net assets through at least April 30, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Such reductions or limits, if any, are calculated monthly on a cumulative basis.
     For the fiscal periods ended December 31, 2010, 2009 and 2008, the amounts of certain “Other Expenses” of each Portfolio then in existence were reduced or otherwise limited by the Investment Adviser as follows under the expense limitations with the Portfolios that were then in effect:

Portfolio	2010	2009	2008
Balanced Strategy	$355,825	$411,270	$467,869
Growth and Income Strategy	521,313	670,440	1,128,461
Growth Strategy	540,769	713,568	1,210,642
Equity Growth Strategy	361,752	435,823	613,716
Income Strategies	221,900	243,582	303,989
Satellite Strategies	313,943	345,119	393,253
Custodian and Sub-Custodians
     State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 has been appointed the Portfolios’ independent registered public accounting firm. In addition to audit services, as of January 21, 2007, PricewaterhouseCoopers LLP prepares the Portfolios’ federal and state tax returns as of the Portfolios’ fiscal year beginning January 1, 2007, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financier, advisor, market maker, proprietary trader, prime broker, lender, agent and principal. In those and other capacities, The Goldman Sachs Group, Inc., the investment management division of Goldman Sachs, the Investment Advisers (collectively for purposes of this section, the “Investment Adviser”), and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Goldman Sachs”) purchase, sell and hold a broad array of investments, actively trade securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and will have other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loan and other markets in which the Funds and the Underlying Funds (for purposes of this entire section, collectively, the “Funds”) directly and indirectly invest.

     As described in the preceding paragraph, Goldman Sachs, including those personnel who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, is engaged in businesses and has interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds or their service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Funds. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Adviser will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser than they would have been had other decisions been made which also might have been appropriate for the Funds.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.

•	Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser.

•	Goldman Sachs may make payments to authorized dealers and other financial intermediaries from time to time to promote the Funds, other accounts managed by Goldman Sachs and other products. In addition to placement fees, sales loads, or similar distribution charges, such payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs rather than as separately identified charges to the Funds.

•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by the Investment Adviser may raise potential conflicts because of financial, investment or other interests of Goldman Sachs or its personnel, the Investment Adviser will make allocation decisions consistent with the interests of the Funds and the other funds and accounts and not solely based on such other interests.

•	The Investment Adviser will give advice to and make investment decisions for the Funds as it believes is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Funds have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts (including the Funds).

•	The Investment Adviser may buy for the Funds securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.

•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Funds, or effect transactions on behalf of the Funds in accordance with, any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Funds and may not share that information with relevant personnel of the Investment Adviser.

•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.

•	Products and services received by the Investment Adviser or its affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.

•	While the Investment Adviser will make proxy voting decisions as it believes appropriate and in accordance with the Investment Adviser’s policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Adviser with respect to a Fund’s portfolio securities may also have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.

     Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Adviser is required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Adviser. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Other Activities of Goldman, Ancillary Benefits, Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Adviser makes decisions for the Funds in accordance with its obligations as the Investment Adviser of the Funds. However, Goldman Sachs’ other activities, individually or in the aggregate, may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. As a result, Goldman Sachs may take positions that are inconsistent with, or adverse to, the investment objectives of the Funds.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of the Fund. Goldman Sachs will be under no duty to make any such information available to the Investment Adviser or in particular the personnel of the Investment Adviser making investment decisions on behalf of the Funds.
Goldman Sachs May Derive Ancillary Benefits From Its Relationship With the Funds
     Goldman Sachs may derive ancillary benefits from providing investment advisory, distribution, transfer agency, administrative and other services to the Funds, and providing such services to the Funds may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development, and enable Goldman Sachs to obtain additional business and generate additional revenue.
     In addition, Goldman Sachs may derive ancillary benefits from certain decisions made by the Investment Adviser. While the Investment Adviser will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds. For example, the Investment Adviser may recommend to the Board that Goldman Sachs or an affiliate thereof provide administrative or other services to a Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by such Fund or the Fund’s Board in its discretion.
Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers have interests in promoting sales of shares of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of shares of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders.
     Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Certain compensation earned by the Investment Adviser and Goldman Sachs, for example, may be based on Fund assets under management. These fees will be paid out of Fund assets before they are applied to make payments to Fund shareholders. Although these fees are generally based on asset levels, they are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation even if shareholders lose money.
     Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     In addition, one or more divisions of Goldman Sachs may refer certain investment opportunities to the Investment Adviser or otherwise provide services to, or enter into arrangements with, the Investment Adviser. In connection with such referrals, services or other arrangements involving one or more divisions of Goldman Sachs, such divisions may engage in sharing of fees or other compensation received by the Investment Adviser from the Funds.
Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations, and in connection with clients, consultants or otherwise, may participate in sponsoring conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations and sponsorships allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants, and to educate participants about industry issues.
     In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may have board relationships with such charitable institutions. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Adviser) or in which Goldman Sachs (including the Investment Adviser) or its personnel have interests (collectively, the “Client/GS Accounts”), the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds, Client/GS Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, Client/GS Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, Client/GS Accounts and other products (which may include promotion in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds. For example, the Funds may be competing for investment opportunities with Client/GS Accounts. The Client/GS Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Goldman Sachs (including the Investment Adviser).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Funds may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. For example, limited availability may exist, without limitation, in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, and IPO/new issues. Transactions in investments by multiple Client/GS Accounts (including accounts in which Goldman Sachs and its personnel have an interest), other clients of Goldman Sachs or Goldman Sachs itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/GS Accounts, or the Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. The Investment Adviser has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each Fund and Client/GS Account, to be reasonable.
     In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and Client/GS Accounts, but in many other cases the allocations reflect numerous other factors based upon the Investment Adviser’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of each Fund and Client/GS Accounts and applying a variety of factors including those described below.

          The Investment Adviser seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocation may occur more frequently in the fixed income portfolio management area than many active equity accounts, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to differences in benchmark factors, hedging strategies, or other reasons, but non-proportional allocations could also occur in other areas. The application of these factors as described below may result in allocations in which Goldman Sachs and Goldman Sachs employees may receive an allocation or an opportunity not allocated to other Client/GS Accounts or the Funds. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
          The Investment Adviser will make allocation related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies including sector oriented, concentrated new opportunities or other strategies; (iii) client-specific investment guidelines and restrictions including the ability to hedge through short sales or other techniques; (iv) the expected future capacity of applicable Funds or Client/GS Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimis threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Goldman Sachs believes to be attractive for an account; (vi) considerations relating to hedging a position in a pair trade; and/or (vii) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Goldman Sachs personnel are dedicated to one or more funds, accounts or clients, including the Funds, may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered. The application of these principles may cause performance dispersion over time. Funds that do not receive allocations that perform well will experience lower performance.
          During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, the Investment Adviser will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Funds, as it determines in its sole discretion.
          In addition to allocations of limited availability investments, Goldman Sachs may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Fund) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Goldman Sachs may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as

Goldman Sachs deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.
          Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
          Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to GS/Client Accounts, Goldman Sachs or affiliates thereof, all or certain investors of the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Funds will have no rights and will not receive any compensation related to such opportunities.
          The Investment Adviser and/or its affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Adviser may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Adviser (in the case of the Funds) nor its affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Adviser
Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
          As a result of informational barriers constructed between different divisions of Goldman Sachs, the Investment Adviser will generally not have access to information and may not consult with personnel in other areas of Goldman Sachs. Therefore, the Investment Adviser will generally not be able to manage the Funds with the benefit of information held by many other divisions of Goldman Sachs. From time to time and subject to the Investment Adviser’s policies and procedures regarding information barriers, the Investment Adviser may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. In certain circumstances, personnel of affiliates of the Investment Adviser may have input into, or make determinations regarding, portfolio management transactions for the Funds. The performance by such persons of obligations related to their consultation with personnel of the Investment Adviser could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Adviser, such persons may receive information regarding the Investment Adviser’s proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
          The Investment Adviser makes decisions for the Funds based on the Funds’ investment programs. The Investment Adviser from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
          In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Adviser’s personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds. A Fund or GS/Client Account could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts.
          From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Adviser generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.
Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Goldman Sachs
          Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by the Investment Adviser in accordance with the valuation guidelines described herein. Such securities and other assets may constitute a substantial portion of the Funds’ investments.
          The Investment Adviser may face a conflict of interest in valuing the securities or assets in the Funds’ portfolio that lack a readily ascertainable market value. Such valuations will affect the Investment Adviser’s compensation. The Investment Adviser will value such securities and other assets in accordance with the valuation policies described herein, however, the manner in which the Investment Adviser exercises its discretion with respect to valuation decisions will impact the valuation of Fund securities and, as a result, may adversely affect certain investors in the Funds and, conversely, may positively affect the Investment Adviser or its affiliates. In addition, the Investment Adviser may utilize third-party vendors to perform certain functions, and these vendors may have interests and incentives that differ from those of investors in the Fund.
          Various divisions and units within Goldman Sachs are required to value assets, including in connection with managing or advising Client/GS Accounts and in their capacity as a broker-dealer. These various divisions and units may share information regarding valuation techniques and models or other information relevant to the calculation of a specific asset or category of assets. Goldman Sachs does not, however, have any obligation to engage in such information sharing. Therefore, a division or unit of Goldman Sachs may value an identical asset differently than another division or unit of Goldman Sachs. This is particularly the case when an asset does not have a readily ascertainable market price and/or where one division or unit of Goldman Sachs has more recent and/or accurate information about the asset being valued.

Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities On Behalf of Other Accounts
          The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Adviser will manage the Funds and the other Client/GS Accounts it manages in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Adviser may give to the Funds, including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
          Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security or in similar securities. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. In addition, the Investment Adviser and other Goldman Sachs affiliates may manage funds or accounts, and Goldman Sachs may be invested in funds or accounts, that have similar investment objectives or portfolios to those of the Funds, and events occurring with respect to such funds or accounts could affect the performance of the Funds. For example, in the event that withdrawals of capital or performance losses results in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by the Funds falling in value, which could have a material adverse effect on the Funds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
          In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. For example, this may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

          The Investment Adviser may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that Goldman Sachs and Goldman Sachs employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Adviser maintains policies and procedures that it believes are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Adviser will make allocations to accounts in which Goldman Sachs and/or employees have an interest.
          The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser may sequence and rotate trades among different client accounts in accordance with its policies and procedures as they are amended and updated from time to time. For example, the Investment Adviser may utilize an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Under this policy, institutional and other accounts (including the Funds) may trade ahead or behind wrap accounts based generally on relative assets. Other rotation policies or practices that the Investment Adviser may use can result in the Funds trading ahead of or behind other types of client accounts with varying frequency. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
          The directors, officers and employees of Goldman Sachs, including the Investment Adviser, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Adviser which the Investment Adviser deems to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Adviser and the Funds. The Codes of Ethics require that personnel of the Investment Adviser comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Adviser is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

          Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Adviser, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
          The Investment Adviser’s management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs (or funds or accounts managed by Goldman Sachs and/or in which Goldman Sachs has an interest) has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
          Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, Goldman Sachs and/or one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if Goldman Sachs and/or a Client/GS Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, Goldman Sachs and/or the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, the Investment Adviser may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of Goldman Sachs and/or one or more Client/GS Accounts, the Funds, or Goldman Sachs employees may work together to pursue or enforce such rights. A Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
          Goldman Sachs (including its personnel or Client/GS Accounts) may purchase or sell Fund shares or securities held in the Fund’s portfolio at any time and without notice to Fund shareholders. If Goldman Sachs or a Client/GS Account becomes a holder of securities in an issuer in which a Fund has invested or of Fund shares, any actions that it takes in its capacity as security-holder, including voting and provision of consents, will not necessarily be aligned with the interests of the Fund or of other shareholders of the Fund.
          To the extent permitted by applicable law Goldman Sachs (including its personnel or Client/GS Accounts) may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds (collectively referred to as “Structured Investment Products”). The values of Structured Investment Products may be linked to the net asset value of a Fund or Funds and/or the values of a Fund’s investments. In connection with the Structured Investment Products and for hedging, re-balancing, investment and other purposes, to the extent permitted by applicable law, the Funds and/or Goldman Sachs (including its personnel or Client/GS Accounts) may (i) purchase or sell investments held by the Funds and/or Client/GS Accounts, (ii) purchase or sell shares in the Funds, or (iii) hold synthetic positions that seek to replicate or hedge the performance of a Fund or Funds, a Fund’s investments, a Client/GS Account or a Client/GS Account’s investments. Such positions may be significant and may differ from and/or be contra to a Fund’s or a Client/GS Account’s positions. These derivative-related activities, as well as such investment and redemption activities, including any activities taken in respect of the maintenance, adjustment or unwinding of any derivative-related positions in the future, may, individually or in the aggregate, have an adverse effect on the investment management of the Funds and the Funds’ positions (particularly in illiquid markets), flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through the Funds by investors. Goldman Sachs or other Client/GS Accounts will have no obligation to take, refrain from taking or cease taking any action with respect to these activities based on the potential effect on a Fund, and may receive substantial returns on hedging or other activities while the value of a Fund’s investment declines.
          The structure or other characteristics of the derivative instruments (including the Structured Investment Products) may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
          Derivatives and investment related activities may be undertaken to achieve a variety of objectives, including: facilitating transactions for other Client/GS Accounts or counterparties with interests, objectives or directional views that are contrary to those of Fund shareholders; hedging the exposure of Goldman Sachs or other Client/GS Accounts to securities held in or related to the Fund’s portfolio or to Fund shares themselves; and enabling Goldman Sachs or other Client/GS Accounts to manage firmwide, business unit, product or other risks.
Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
          To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses of a money market fund in which it invests which may result in a Fund bearing some additional expenses. All advisory, administrative, or Rule 12b- 1 fees applicable to the investment and the fees or allocations from the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with an investor’s direct purchase of the underlying investments, because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource
          Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in- source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
Potential Conflicts Relating to Principal and Cross Transactions
          To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. To the extent permitted by applicable law, the Funds may also enter into “cross transactions” (i.e., where the Investment Adviser causes a Fund to buy securities from, or sell a security to, another client of the Investment Adviser or its affiliates) and “agency cross transactions” (i.e., where Goldman Sachs acts as a broker for, and receives a commission from, both a Fund on one side of the transaction and another account on the other side of the transaction in connection with the purchase or sale of securities). Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction or agency cross transaction. For example, in a cross transaction, the Investment Adviser or an affiliate will represent both a Fund on one side of a transaction and another account, including a Fund, on the other side of the transaction (including an account in which Goldman Sachs or its affiliates have a proprietary interest) in connection with the purchase of a security by such Fund. In addition, in an agency cross transaction, Goldman Sachs will act as broker and receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause a Fund to purchase such security. The Investment Adviser will ensure that any such cross transaction or agency cross transactions are effected on commercially reasonable market terms and in accordance with the Investment Adviser’s fiduciary duties to such entities.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than as Investment Adviser to the Funds
          To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender, borrower or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
          Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Adviser, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
          When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
          As a result of Goldman Sachs’ various financial market activities, including acting as a research provider, investment advisor, market maker or principal investor, personnel in various businesses throughout Goldman Sachs may have and express research or investment views and make recommendations that are inconsistent with, or adverse to, the objectives of investors in Fund shares.
          The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Adviser, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
          To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Adviser and its affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.
          Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Without limitation, time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
          The Investment Adviser may select brokers (including, without limitation, affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research- oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/GS

Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
          The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in its investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.
          The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”
Potential Regulatory Restrictions on Investment Adviser Activity
          From time to time, the activities of a Fund may be restricted because of regulatory or other requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, there may be certain investment opportunities, investment strategies or actions that Goldman Sachs will not undertake on behalf of the Funds in view of Goldman Sachs’ client or firm activities. For example, Goldman Sachs may determine that a Fund may be precluded from exercising certain rights that it may have as a creditor to a particular borrower. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds as well as for Goldman Sachs. A Fund may also be prohibited from participating in an auction or from otherwise investing in or purchasing certain assets, or from providing financing to a purchaser or potential purchaser if Goldman Sachs is representing the seller. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the

Funds wish to purchase or sell or if Goldman Sachs is representing or providing financing to another potential purchaser. The larger the Investment Adviser’s investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
          The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. In addition, certain investments may be considered to result in reputational risk or disadvantage. As a result, the Investment Adviser on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deems it appropriate.
PORTFOLIO TRANSACTIONS AND BROKERAGE
          The Investment Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
          In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
          The portfolio transactions for the Underlying Fixed Income Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.
          In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds’ investment advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Underlying Fund may pay a broker that provides brokerage and research services to the Underlying Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Funds’ investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities.
          Such services are used by the Investment Adviser (and the particular investment adviser responsible with respect to the Underlying Funds) in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of an Underlying Fund’s, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.
          The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
          On occasions when an Underlying Fund’s investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or sub-investment adviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying

Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Underlying Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.
          Certain of the Underlying Funds participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Underlying Fund portfolio transactions to the particular Underlying Fund from which the commissions were generated. The rebated commissions are treated as realized capital gains of the Underlying Funds.
          Subject to the above considerations, the Underlying Funds’ investment advisers may use Goldman Sachs or an affiliate as a broker for an Underlying Fund. In order for Goldman Sachs or an affiliate, as agent, to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or the other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
          Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. For the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, the Portfolios paid no brokerage commissions.
          The Portfolios did not own any securities issued by their regular broker-dealers or other entities that may be deemed affiliates (as defined in Rule 10b-1 under the Act) as of December 31, 2010.
NET ASSET VALUE
          In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributed to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other times as the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
          The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Portfolio’s official closing net asset value (that is subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
          In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds’ shares held by the Portfolio will be their net asset value at the time of computation. Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Portfolio securities of the other Underlying Funds for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on NASDAQ will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities, with the exception of short-term securities with remaining maturities of 60 days or less, will be valued using evaluated prices provided by a recognized pricing service (e.g., Interactive Data Corp., Reuters, etc.) or dealer-supplied quotations; (v) fixed income securities for which accurate market quotations are not readily available are valued by the investment adviser based on valuation models that take into account various factors such as spread and daily yield changes on government or other securities in the appropriate market (i.e. matrix pricing); (vi) short-term fixed income securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Structured Notes are valued based on the daily settlement prices of futures contracts. The Portfolios will use the settlement prices for NAV Calculation purposes. Daily valuations for the notes will be supplied by brokers.
          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
          Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Underlying Funds’ investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers or, in the case of foreign equity securities, prices provided by an independent fair value service. For Underlying Funds that invest a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Underlying Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
          The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.
          The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio or particular series and constitute the underlying assets of that Portfolio or particular series. The underlying assets of each Portfolio or particular series will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of expenses can otherwise be fairly made.
Errors and Corrective Actions
          The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Portfolio or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Portfolio, or correction of any erroneous NAV, compensation to a Portfolio and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Portfolio or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Portfolio nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “NET ASSET VALUE,” a Portfolio’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
SHARES OF THE TRUST
          Each Portfolio is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The fiscal year end for each of the Portfolios is December 31. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this SAI, the Trustees (i) have classified the shares of the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Equity Growth Strategy Portfolio into seven classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class IR Shares; (ii) have classified the shares of the Satellite Strategies Portfolio into six classes: Institutional Shares, Service Shares, Class A Shares, Class C Shares, Class R Shares and Class IR Shares; and (iii) have classified the shares of the Income Strategies Portfolio into five classes: Institutional Shares, Class A Shares, Class C Shares, Class R Shares and Class IR Shares. Additional series and classes may be added in the future.
          Each Institutional Share, Service Share, Class A Share, Class B Share, Class C Share, Class R Share and Class IR Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio and all expenses of a Portfolio are borne at the same rate by each class of shares. Fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the respective Distribution and Service Plans are borne exclusively by Class A Shares, Class B Shares, Class C Shares, or Class R Shares, respectively, and transfer agency fees and expenses may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Portfolios’ Prospectus.
          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Portfolio under a Plan for services provided to the institution’s customers.
          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to Service Shares.
          Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of Class A Shares of the Portfolio. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
          Class B Shares of the Portfolios are no longer being offered. Class B Shares of the Portfolios (other than the Income Strategies Portfolio and the Satellite Strategies Portfolio which do not offer Class B Shares) are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the maximum aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of a service fee at an annual rate of up to 0.25% of the average daily net assets attributed to Class B Shares.
          Class C Shares of the Portfolios are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the maximum aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.
          Class R and Class IR Shares are sold at net asset value without a sales charge. As noted in the Prospectus, Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Portfolios. Class R and Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Participants in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Class R and Class IR Shares. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets attributable to Class R Shares.
          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class B, Class C, Class R or Class IR Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
          Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
          When issued for the consideration described in the Portfolio’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem shares for any reason under terms set by the Trustees.
          In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios’ shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Portfolio shares and any dividends and distributions paid by the Portfolios are reflected in account statements from the transfer agent.
          The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
          The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
          The Declaration of Trust authorizes the Trustees, without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
          Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
          In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Principal Holders of Securities
          As of April 8, 2011, the following entities owned of record or beneficially more than 5% of the outstanding shares of a Class of a Portfolio:
          Balanced Strategy Portfolio:
Class A Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (45.84%); Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (11.16%).
Class B Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (34.70%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (15.56%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (9.52%); Ameriprise Financial Services Inc., American Enterprise Investment Services, P.O. Box 9446, Minneapolis, MN 55440-9446 (6.85%).
Class C Shares: Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (25.36%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (13.37%); Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (9.21%); Morgan Stanley Smith Barney, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (7.31%).
Institutional Shares: National Financial Services, LLC, FEBO Goldman Sachs Philanthropy Fund, 25 British American Blvd., Latham, NY 12110-1405 (76.54%); Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (19.32%).
Service Shares: Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (35.71%); Superior Bank, Hunter Street Baptist Church Inc. Mission Fund, 2600 John Hawkins Pkwy, Birmingham, AL 35244-4009 (16.84%); TCA Trustcorp America, 5301 Wisconsin Ave NW, Washington D.C. 20015-2015 (9.77%).
Class IR Shares: LPL Financial Corporation, FBO Customer Accounts, Attn: Mutual Fund Operations, P.O. Box 509046, San Diego, CA 92150-9046 (91.02%); Goldman Sachs Group Seed Account, Attn IMD Controllers, 200 West St, Floor 40, New York, NY 10282-2102 (8.98%).
Class R Shares: ADP/Broker Dealer Inc, State Street Bank Trustee/Cust, FBO ADP Access, 1 Lincoln St, Boston, MA 02111-2901 (35.71%); Principle Advisors Inc., Counsel Trust DBA MATC FBO, Plumrose USA Inc 401k & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (10.40%); Principle Advisors Inc., Counsel Trust DBA MATC FBO, Cranbury Healthcare Center Inc. 401k PSP & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (9.89%); Principle Advisors Inc., Counsel Trust DBA MATC FBO, A & M Industrial Supply 401K PSP & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (8.52%); LPL Financial Corporation, Scott Beathard FBO Construction & Survey Instrument 401k PSP & Trust, 2307 Springlake Rd, Suite 514, Dallas, TX 75234-5876 (6.57%); Principle Advisors Inc., Counsel Trust DBA MATC FBO, Gregg & Valby LLP 401k PSP & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (5.21%).

          Growth and Income Strategy Portfolio:
Class A Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (52.89%); Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (9.80%).
Class B Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (40.29%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (15.82%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (12.59%); Ameriprise Financial Services Inc., American Enterprise Investment Services, P.O. Box 9446, Minneapolis, MN 55440-9446 (5.27%).
Class C Shares: Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (23.69%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (16.79%); Morgan Stanley Smith Barney, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (8.23%); Morgan Stanley Smith Barney LLC, Citigroup Global Markets, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402 (6.55%); Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (6.49%).
Institutional Shares: National Financial Services, LLC, FEBO Goldman Sachs Philanthropy Fund, 25 British American Blvd., Latham, NY 12110-1405 (56.85%); Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (19.54%); Dreyfus Service Corporation, Mac & Co., Mutual Fund Operations, P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230-3198 (7.85%); National Financial Services, LLC, FEBO US Bank National Association, 1555 N Rivercenter Dr, Suite 302, Milwaukee WI 53212-3958 (6.28%).
Service Shares: TCA Trustcorp America, 5301 Wisconsin Ave NW, Washington D.C. 20015-2015 (35.62%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (22.68%).
Class IR Shares: LPL Financial Corporation, 9785 Towne Centre Drive, San Diego CA 92121-1968 (95.39%).
Class R Shares: ADP/Broker Dealer Inc, State Street Bank Trustee/Cust, FBO ADP Access, 1 Lincoln St, Boston, MA 02111-2901 (55.24%); Morgan Stanley Smith Barney LLC, Brian Cavanaugh FBO Medley Capital LLC 401k PSP & Trust, 375 Park Ave, Suite 3304, New York, NY 10152-3307 (13.18%); Morgan Stanley Smith Barney LLC, Counsel Trust DBA MATC FBO, Penn Iron Works Inc 401K & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (9.62%); UBS Financial Services Inc., Michael Doerger FBO B&J Electrical Co Inc. 401k PSP & Trust, 6316 Wiehe Rd, Cincinnati OH 45237-4214 (9.01%).

          Growth Strategy Portfolio:
Class A Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (33.97%); Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (10.04%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (5.22%).
Class B Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (22.23%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (20.72%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (12.19%); Ameriprise Financial Services Inc., American Enterprise Investment Services, P.O. Box 9446, Minneapolis, MN 55440-9446 (5.55%).
Class C Shares: Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (20.88%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (18.68%); Morgan Stanley Smith Barney LLC, Citigroup Global Markets, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402 (9.62%); Morgan Stanley Smith Barney, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (9.35%).
Institutional Shares: National Financial Services, LLC, FEBO Goldman Sachs Philanthropy Fund, 25 British American Blvd., Latham, NY 12110-1405 (52.55%); Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (26.47%); Dreyfus Service Corporation, Mac & Co., Mutual Fund Operations, P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230-3198 (9.87%).
Service Shares: TCA Trustcorp America, 5301 Wisconsin Ave NW, Washington D.C. 20015-2015 (33.23%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (18.46%); American United Life Insurance Co, FBO Group Retirement Account, 1 American Square, Indianapolis, IN 46282-0020 (17.12%); UBS Financial Services Inc., Counsel Trust DBA MATC FBO July Business Services 401k Plan, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (7.84%); GWFS Equities Inc., Emjay Corporation Custodian FBO Plans of RPSA Customers C/O Great West, 8515 E Orchard Rd 2T2, Greenwood Village CO 80111-5002 (6.48%).
Class IR Shares: LPL Financial Corporation, 9785 Towne Centre Drive, San Diego CA 92121-1968 (98.91%).
Class R Shares: ADP/Broker Dealer Inc, State Street Bank Trustee/Cust, FBO ADP Access, 1 Lincoln St, Boston, MA 02111-2901 (72.47%); Morgan Stanley Smith Barney LLC, Counsel Trust DBA MATC FBO, Penn Iron Works Inc 401K & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (5.59%).

          Equity Growth Strategy Portfolio:
Class A Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (28.43%); Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (17.36%).
Class B Shares: Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (20.74%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (14.47%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (13.12%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052 (7.73%).
Class C Shares: Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (19.46%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (17.02%); Morgan Stanley Smith Barney LLC, Citigroup Global Markets, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402 (13.88%); Morgan Stanley Smith Barney, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (7.01%).
Institutional Shares: Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (44.79%); Wells Fargo Bank, N.A., Fried, Frank Employees Retirement Plan, P.O. Box 1533, Minneapolis, MN 55480-1533 (21.17%); MSCS Financial Services, Mac & Co., Attn: Mutual Fund Ops, P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230-3198 (19.15%).
Service Shares: Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (53.52%); Cherrytrust & Co., Melanie Sturm Cust FBO Zane Zachary UTMA Co, PO Box 410, Aspen CO 81612-0410 (7.00%); Steele Street Bank & Trust as Cust for Mark G Forsythe IRA, 7559 S Emerson St, Centennial CO 80122-3069 (5.96%); Cherrytrust & Co., Donald L Sturm Cust FBO Emily S Sturm UGMA Co, 3033 E 1st Ave, Suite 300, Denver CO 80206-5619 (5.75%).
Class IR Shares: LPL Financial Corporation, 9785 Towne Centre Drive, San Diego CA 92121-1968 (98.58%).
Class R Shares: ADP/Broker Dealer Inc, State Street Bank Trustee/Cust, FBO ADP Access, 1 Lincoln St, Boston, MA 02111-2901 (88.61%).

          Income Strategies Portfolio:
Class A Shares: Goldman Sachs & Co., FBO Omnibus 6600, C/o Mutual Fund Ops, 296 Chipeta Way, Salt Lake City, UT 84108-1287 (16.04%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (7.85%); Ameriprise Financial Services Inc., American Enterprise Investment Services, P.O. Box 9446, Minneapolis, MN 55440-9446 (5.82%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052 (5.26%); Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102 (5.24%).
Class C Shares: Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102 (18.63%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (17.39%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (10.58%); Ameriprise Financial Services Inc., American Enterprise Investment Services, P.O. Box 9446, Minneapolis, MN 55440-9446 (9.06%); Morgan Stanley Smith Barney, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (5.39%).
Institutional Shares: Goldman Sachs Seed Account, Attn IMD-India-SAOS, Cystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India (79.65%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (13.30%).
Class IR Shares: LPL Financial Corporation, 9785 Towne Centre Drive, San Diego CA 92121-1968 (88.25%); MSCS Financial Services LLC, Commercial Properties, c/o West Coast Tr Co, PO Box 1012, Salem OR 97308-1012 (9.59%).
Class R Shares: Morgan Stanley Smith Barney LLC, Dennis R Culler FBO Wielgus Product Models Inc. 401k PSP & Trust, 1435 W Fulton St, Chicago IL 60607-1109 (43.13%); Goldman Sachs Group, Seed Account, Attn: IMD Controllers, 200 West St, Floor 40, New York, NY 10282-2102 (20.01%); ADP/Broker Dealer Inc, State Street Bank Trustee/Cust, FBO ADP Access, 1 Lincoln St, Boston, MA 02111-2901 (17.75%); Morgan Stanley Smith Barney LLC, Mark Bava, Morris Realty LP 401k PSP & Trust, 350 Veterans Blvd, Rutherford NJ 07070-2579 (9.82%); NYLife Securities Inc., Counsel Trust DBA MATC FBO Vitex Packaging Inc. 401k PSP & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (7.56%).

          Satellite Strategies Portfolio:
Class A Shares: Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102 (19.29%); Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Hts., MO 63043-3009 (14.05%); Charles Schwab and Co, Special Custody Account for Benefit of Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4154 (6.50%); Morgan Stanley Smith Barney, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (5.78%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (5.54%); LPL Financial Corporation, 9785 Towne Centre Drive, San Diego CA 92121-1968 (5.05%).
Class C Shares: Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (26.75%); Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102 (17.68%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (14.00%); Morgan Stanley Smith Barney, Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311 (9.91%); Ameriprise Financial Services Inc., American Enterprise Investment Services, P.O. Box 9446, Minneapolis, MN 55440-9446 (5.17%).
Institutional Shares: Charles Schwab and Co, Special Custody Account for Benefit of Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4154 (16.11%); National Financial Services LLC FEBO National Penn Investors Trust Co., P.O. Box 7088, Wyomissing, PA 19610-6088 (10.89%); Merrill Lynch Pierce Fenner & Smith, for the Sole Benefit of its Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484 (8.34%); First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103-2523 (6.70%).
Service Shares: Trustmark National Bank, Ttee FBO various trust accounts, 248 E. Capitol Street, Jackson, MS 39201-2503 (54.43%); Trustmark National Bank, Ttee FBO various trust accounts, 248 E. Capitol Street, Jackson, MS 39201-2503 (30.13%).
Class IR Shares: LPL Financial Corporation, 9785 Towne Centre Drive, San Diego CA 92121-1968 (97.83%).
Class R Shares: LPL Financial Corporation, Counsel Trust DBA MATC FBO Andrews Consulting Group Inc 401K & Trust, 1251 Waterfront Place Suite 525, Pittsburgh, PA 15222-4228 (44.91%); MSCS Financial Services, MG Tr Co Cust FBO Gowdar & Gowdar Ret Plan, 700 17th St, Suite 300, Denver CO 80202-3531 (26.87%); MML Investors, State Street Bank & Trust, FBO Pioneer Holdings, 200 Clarendon Street MSC JHT0629, Boston, MA 02116-5021 (12.25%); Robert W. Baird & Co Inc., Alerus Financial FBO Waters Industrial Supply Co, PO Box 64535, St. Paul, MN 55164-0535 (8.19%).

          Except as listed above, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Portfolio’s shares.
TAXATION
          The following is only a summary of certain additional U.S. federal income tax considerations generally affecting each Portfolio, the Underlying Funds and the purchase, ownership and disposition of shares that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect as of April 29, 2011, which are subject to change.
Fund Taxation
          Each Portfolio and each Underlying Fund is a separate taxable entity. Each of the Portfolios and the Underlying Funds has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code.
          There are certain tax requirements that each Portfolio and Underlying Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio and Underlying Fund (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
          For purposes of the 90% gross income test, income that a Portfolio or a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Portfolio or Fund as in the hands of such an entity; consequently, a Portfolio or Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Portfolio or Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities held or anticipated to be acquired by a Portfolio or Fund may not qualify as “directly-related” under these tests.

          If a Portfolio or Fund complies with the foregoing provisions, then in any taxable year in which such Portfolio or Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio or Fund (but not its shareholders) will be relieved of U.S. federal income tax on any income of the Portfolio or Fund, including long-term capital gains, distributed to shareholders. If, instead, a Portfolio or Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of shares that should be treated as such distributions — there can be no assurance that each Portfolio and Underlying Fund will avoid corporate-level tax in each year.
          If a Portfolio or Fund retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio or Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio or Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Portfolio or Fund (as applicable) on that amount of net capital gain.
          Each Portfolio and each Underlying Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Real Estate Securities, Local Emerging Markets Debt, International Real Estate Securities, High Yield, Core Fixed Income, Structured International Equity, Emerging Markets Equity, Structured Emerging Markets Equity, Structured International Small Cap, Global Income or Emerging Markets Debt Funds and may therefore make it more difficult for such an Underlying Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Portfolio and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio or Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
          In order to avoid a 4% federal excise tax, each Portfolio and each Underlying Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Portfolio or Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio or Fund in October, November or

December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Portfolio, as if paid on December 31 of the year declared. Each Portfolio and Underlying Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
          For federal income tax purposes, each Portfolio or Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Capital loss carryforwards arising on taxable years of the Portfolios or Funds beginning after December 22, 2010 will generally be able to be carried forward indefinitely. As of December 31, 2010, the Portfolios had the following capital loss carryforwards:

Portfolio	Amount	Year of Expiration
Balanced Strategy	$2,721,819	2016
	35,254,587	2017
	30,629,165	2018
Growth and Income Strategy	142,648,691	2016
	358,977,420	2017
	187,607,636	2018
Growth Strategy	144,662,145	2016
	372,899,651	2017
	181,275,105	2018
Equity Growth Strategy	46,668,527	2016
	109,415,161	2017
	76,608,179	2018
Income Strategies	1,162,324	2016
	111,832	2017
	1,128,078	2018
Satellite Strategies	24,137,751	2017
          Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of an Underlying Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps and options on swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in those kinds of transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.
          Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
          An Underlying Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
          Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by an Underlying Fund, in the event it invests in such securities, so as to seek to eliminate or minimize any adverse tax consequences.
          If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the IRS pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.
          If an Underlying Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

          While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds, while persons who invest directly in such Underlying Funds may have that option.
          If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
Taxable U.S. Shareholders — Distributions
          For U.S. federal income tax purposes, distributions by a Portfolio, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.
          In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, under current law (which is scheduled to expire after 2012) distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities or a high portfolio turnover rate.
          Distributions designated as derived from a Portfolio’s dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of an Underlying Fund’s securities lending activities or a high portfolio turnover rate. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Portfolio. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Portfolio’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum long-term capital gains rate currently applicable to individual shareholders is 15% and is currently scheduled to increase to 20% after 2012. Distributions, if any, that are in excess of a Portfolio’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.
          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Taxable U.S. Shareholders — Sale of Shares
          When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
          Certain special tax rules may apply to a shareholder’s capital gains or losses on Portfolio shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Portfolio will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Backup Withholding
          Each Portfolio may be required to withhold, as “backup withholding,” federal income tax, currently at a 28% (currently scheduled to increase to 31% after 2012) rate, from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Portfolio with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Portfolio that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Portfolio is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Portfolio may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished. In addition, non-US shareholders will be required to provide the Portfolio with the proper IRS Form W-8 or appropriate substitute (as discussed below) in order to avail themselves of this withholding tax exemption.
Sunset of Tax Provisions
          As discussed above, some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% maximum long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end for taxable years beginning after December 31, 2012.
Non-U.S. Shareholders
          The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Distributions to shareholders who, as to the United States, are not “U.S. persons” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder. However, distributions of net capital gain (the excess of any net long-term capital gain over any net short-term capital losses, including amounts retained by a Portfolio which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
          Under a temporary position, which is scheduled to expire for taxable years of an Underlying Fund beginning after December 31, 2011, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by an Underlying Fund or a Portfolio. It is expected that the Underlying Funds and the Portfolios will generally make designations of short-term gains, to the extent permitted, but the Underlying Funds and the Portfolios do not intend to make designations of any distributions attributable to interest income. As a result, U.S. tax withholding would apply to distributions attributable to interest income, dividends and other investment income earned by an Underlying Fund or the Portfolios, and would also apply to distributions of short-term gains for tax years beginning after December 31, 2009, unless Congress extends the above provision. Congress is considering whether to extend the exemption of withholding for properly designated distributions of interest and short-term capital gains for an additional year, but there is no assurance that Congress will extend the provision.
          Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
          Non-U.S. persons who fail to furnish a Portfolio with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding, currently at a 28% (currently scheduled to increase to 31% after 2010) rate, for dividends (including on capital gain dividends) and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Portfolios.
State and Local
          Each Portfolio and each Underlying Fund may be subject to state or local taxes in jurisdictions in which the Underlying Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Portfolio or Underlying Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in a Portfolio or Underlying Fund may have tax consequences for shareholders that are different from those of a direct investment in the securities held by a Portfolio or Underlying Fund. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
          The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Portfolios’ 2010 Annual Report are incorporated herein by reference in reliance upon such report given upon the authority of PricewaterhouseCoopers LLP as an expert in accounting and auditing. No other portions of any Annual Report are incorporated by reference herein. A copy of the Portfolios’ Annual Report (when available) may be obtained upon request and without charge by writing Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Portfolios’ Prospectus.
PROXY VOTING
          The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Portfolios. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
          The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

          Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
          The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.
          The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
          GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
          The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
          Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by an Underlying Fund’s managers based on their assessment of the particular transactions or other matters at issue.
          Information regarding how the Portfolios and/or the Underlying Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on or through the Portfolios’ and Underlying Funds’ website at http://www.goldmansachsfunds.com and on the SEC’s website at http://www.sec.gov.

PAYMENTS TO INTERMEDIARIES
          The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Portfolios. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Portfolios or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Portfolios described in the Portfolios’ Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus.
          These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Portfolios, which may consist of payments relating to Portfolios included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Portfolios; marketing support fees for providing assistance in promoting the sale of Portfolio shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and sales persons); and/or other specified services intended to assist in the distribution and marketing of the Portfolios. In addition, the Investment Adviser, distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Portfolios. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments made by the Investment Adviser, distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation. In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. In certain cases, the Intermediary may not pay for these products or services. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling.
          The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend portfolios based on, at least in part, the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
          For the fiscal year ended December 31, 2010, the Investment Adviser, distributor and their affiliates made Additional Payments out of their own assets to approximately 124 Intermediaries. During the fiscal year ended December 31, 2010, the Investment Adviser, distributor and their affiliates paid to Intermediaries approximately $96.3 million in Additional Payments (including payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (including the Portfolios included in this SAI), an affiliated investment company, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Credit Strategies Fund, an affiliated closed-end investment company.
          Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interests. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
          The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Portfolio shareholders and to address the conflicts between the interests of Portfolio shareholders and its service providers. The policy provides that neither a Portfolio nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Portfolio Representative”) will disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Portfolio’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Portfolios’ publicly accessible website. Information posted on the Portfolio’s website may be separately provided to any person commencing the day after it is first published on the Portfolios’ website.
          Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolios, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Portfolio,) only upon approval by the Portfolio’s Chief Compliance Officer, who must first determine that the Portfolio has a legitimate business purpose for doing so and check with the Portfolio Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Portfolios’ independent registered public accounting firm, the Portfolios’ custodian, the Portfolios’ legal counsel- Dechert LLP, the Portfolios’ financial printer- Bowne and the Portfolios’ proxy voting service- ISS. In addition, certain fixed income funds of the Trust provide non-public holdings information to Standard & Poor’s Rating service to allow such funds to be rated by it. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Portfolios may release non-public portfolio holdings information of the Portfolios only with the permission of Portfolio Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
          The Underlying Equity Funds currently intend to publish on the Trust’s website (http://www.goldmansachsfunds.com) complete portfolio holdings for each Underlying Equity Fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Underlying Equity Funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The Underlying non-money market fixed income Funds currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag. The Financial Square Prime Obligations Portfolio publishes its holdings as of the end of each month subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. A Underlying Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
          Under the policy, Portfolio Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Portfolio Representatives who are authorized to disclose portfolio holdings information under the policy. As of April 29, 2011, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
          Each Portfolio will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Portfolio at the time of redemption or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in kind would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

          The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
          As stated in the Prospectus, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
          In the interest of economy and convenience, the Trust does not issue certificates representing a Portfolio’s shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Portfolio shares and any dividends and distributions paid by a Portfolio are reflected in account statements from the transfer agent.
          The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
          Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
Line of Credit
          The Portfolios participate in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with the other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Pursuant to the terms of this facility, the Portfolios and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests.
          The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. During the fiscal year ended December 31, 2010, the Portfolios did not have any borrowings under the facility.
Large Trade Notifications

          The Transfer Agent may from time to time receive notice that an Authorized Dealer or other financial intermediary has received an order for a large trade in a Portfolio’s shares. The Portfolio may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Portfolio enters into portfolio transactions based on those orders, and permits the Portfolio to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Dealer or other financial intermediary may not ultimately process the order. In this case, the Portfolio may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Portfolio may also suffer investment losses on those portfolio transactions. Conversely, the Portfolio would benefit from any earnings and investment gains resulting from such portfolio transactions.
Corporate Actions
          From time to time, the issuer of a security held in a Portfolio’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Portfolio may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Portfolio’s investment portfolio.
          In cases where a Portfolio or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If a Portfolio or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investment portfolio.

OTHER INFORMATION REGARDING MAXIMUM
SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A, Class B and Class C Shares Only)
          The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Maximum Sales Charges
          Class A Shares of each Portfolio are sold at a maximum sales charge of 5.5%. Using the net asset value per share, as of December 31, 2010, the maximum offering price of each Portfolio’s Class A shares would be as follows:

	Net Asset	Offering Price	Maximum
Portfolio	Value	To Public	Sales Charge
Balanced Strategy	$10.22	$10.81	5.5%
Growth and Income Strategy	10.55	11.16	5.5
Growth Strategy	10.75	11.38	5.5
Equity Growth Strategy	11.33	11.99	5.5
Income Strategies	8.58	9.08	5.5
Satellite Strategies	7.95	6.31	5.5
          The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Portfolio’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Portfolios’ Prospectus is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectus. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
          The sales charge waivers on the Portfolios’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
          Shareholders of the funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (“AXA Funds”) who (i) receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into the certain Funds of the Trust and (2) fall into one of the following classes of individual or institutions that qualified to purchase Class A Shares of the AXA Funds without a front-end sales charge will be eligible to purchase Class A of the Funds of the Trust without a front-end sales charge: (a) any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares; (b) representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that previously had entered into selling or service arrangements with the Enterprise Fund Distributors, Inc. with respect to the AXA Funds; (c) financial institutions and other financial institutions’ trust departments with respect to funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; (d) investors who were direct referrals by the Enterprise Capital Management, Inc. or AXA Equitable Life Insurance Company’s employees; (e) clients of fee-based/fee-only financial advisor; and (f) certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code and SIMPLE IRAs, or participants of such plans that invest $100,000 or more ($500,000 or more, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts or Roth IRAs).
          Former shareholders of other funds that were part of another fund family who received Goldman Sachs Fund shares in connection with a reorganization into the Goldman Sachs Funds prior to 2006 are in certain circumstances eligible to purchase Class A Shares of the Goldman Sachs Funds without a front-end sales chare if they had qualified for such purchases under the guidelines for NAV purchase of the prior fund family.
          At the discretion of the Trust’s officers and in addition to the NAV purchases permitted in a Fund’s Prospectus, Class A Shares of the Funds may also be sold at NAV without payment of any sales charge for shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.
          If shares of a Portfolio are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by a Portfolio and its transfer agent. Because the Portfolios will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
          Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client’s return.

Right of Accumulation — (Class A)
          A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B and/or Class C Shares (acquired by purchase or exchange) of a Portfolio and Class A Shares, Class B Shares and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 up to (but less than) $250,000). Class A, Class B and/or Class C Shares of the Portfolios offering these share classes and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Portfolios offering these share classes and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Portfolios’ shares to eligible persons; and (ii) notification to the relevant Portfolio at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.
          Shareholders of the AXA Funds who received shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into certain Funds of the Trust may continue to aggregate holdings of fund shares of the investor’s spouse, immediate family or accounts the investor controls, whether as a single investor or trustee, provided that the investor or its intermediary notified the AXA Funds of the applicable accounts at the time of his/her additional investment in the AXA Funds by providing the AXA Funds with appropriate documentation, including the account numbers for all accounts that the investor is seeking to aggregate, and the accounts were aggregated as directed by the investor or its intermediary.
Statement of Intention — (Class A)
          If a shareholder anticipates purchasing at least $50,000 or more of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the transfer agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
          The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.
Cross-Reinvestment of Dividends and Distributions
          Shareholders may receive dividends and distributions in additional shares of the same class of the Portfolio or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Portfolio, or ILA Class B or Class C Shares of the Prime Obligations Portfolio, if you hold Class B or Class C Shares of a Portfolio (the “ILA Funds”).
          A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
          A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of the Portfolio for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
          As stated in the Prospectus, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Portfolio at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.
Exchanges from Collective Investment Trusts to Goldman Sachs Funds
          The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 of the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
          A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
          Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The transfer agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the transfer agent.
DISTRIBUTION AND SERVICE PLANS
(Class A, Class B, Class C and Class R Shares Only)
          As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B, Class C and Class R Shares of each Portfolio that offers those share classes, distribution and service plans (each a “Plan”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Portfolios and enable the Portfolios to offer investors the choice of investing in either Class A, Class B, Class C or Class R Shares when investing in the Portfolios. In addition, the distribution fees payable under the Plans may be used to assist the Portfolios in reaching and maintaining asset levels that are efficient for the Portfolio’s operations and investments.

          The Plans for the Portfolios offering Class A, Class B Class C and/or Class R Shares were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on June 16-17, 2010.
          The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75%, 0.75% and 0.50% per annum of a Portfolio’s average daily net assets attributable to Class A, Class B, Class C, and Class R Shares, respectively, of such Portfolio. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Portfolio’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
          Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B, Class C and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing a Portfolios’ Class A, Class B, Class C and Class R Shares.
          Under each Plan, Goldman Sachs, as distributor of a Portfolios’ Class A, Class B, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
          The Plans will remain in effect until June 30, 2011 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B, Class C or Class R Shares of the affected Portfolio and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A, Class B, Class C, or Class R Shares, respectively, of the affected Portfolio and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolios and their Class A, Class B, Class C and Class R Shareholders, as applicable.
          For the periods ended December 31, 2010, 2009 and 2008, the distribution and service fees paid to Goldman Sachs by each Portfolio pursuant to the Class A, Class B, Class C and/or Class R Plans were as follows:

	Period Ended December 31, 2010
Portfolio	Class A Plan	Class B Plan[1]	Class C Plan	Class R Plan
Balanced Strategy	$1,089,707	$347,153	$1,350,100	$17,103
Growth and Income Strategy	2,902,211	1,068,010	3,817,396	9,960
Growth Strategy	2,033,794	1,023,064	3,943,045	12,850
Equity Growth Strategy	762,597	297,242	1,629,525	10,388
Income Strategies	26,985	N/A	56,919	569
Satellite Strategies	413,534	N/A	743,161	2,446

[1]	The Income Strategies Portfolio and Satellite Strategies Portfolio do not offer Class B Shares.

	Period Ended December 31, 2009
Portfolio	Class A Plan	Class B Plan[1]	Class C Plan	Class R Plan
Balanced Strategy	$993,492	$353,128	1,306,192	2,042
Growth and Income Strategy	2,999,112	1,082,032	4,076,419	602
Growth Strategy	2,084,698	1,075,919	4,300,114	1,578
Equity Growth Strategy	757,129	306,783	1,668,917	689
Income Strategies	20,552	N/A	39,227	40
Satellite Strategies	202,508	N/A	321,862	218

[1]	The Income Strategies Portfolio and Satellite Strategies Portfolio do not offer Class B Shares.

	Period Ended December 31, 2008
Portfolio	Class A Plan	Class B Plan[1]	Class C Plan	Class R Plan
Balanced Strategy	$979,786	$410,848	$1,545,724	$62
Growth and Income Strategy	4,538,497	1,527,810	6,431,486	117
Growth Strategy	3,499,165	1,746,454	7,558,641	72
Equity Growth Strategy	1,253,327	483,910	2,726,694	41
Income Strategies	14,356	N/A	30,836	44
Satellite Strategies	181,778	N/A	283,330	84

[1]	The Income Strategies Portfolio and Satellite Strategies Portfolio do not offer Class B Shares.
          During the period ended December 31, 2010, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Portfolio with Class A Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	And
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders	Advertising	Totals
Period Ended December 31, 2010:
Portfolio
Balanced Strategy	$958,849	$932,068	$763,695	$76,466	$127,766	$2,858,845
Growth and Income Strategy	2,669,045	2,701,990	2,214,225	221,703	370,441	8,177,403
Growth Strategy	1,842,580	1,807,273	1,462,531	146,438	244,682	5,503,505
Equity Growth Strategy	630,925	669,199	560,958	56,167	93,849	2,011,098
Income Strategies	21,493	22,392	17,757	1,778	2,971	66,391
Satellite Strategies	405,157	551,413	391,228	39,172	65,453	1,452,422

[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of one year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.
          During the period ended December 31, 2010, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Portfolio with Class B Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	And
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders	Advertising	Totals
Period Ended December 31, 2010:
Portfolio
Balanced Strategy	$0	$148,639	$114,360	$11,451	$19,132	$293,565
Growth and Income Strategy	0	468,125	370,546	37,102	61,992	928,525
Growth Strategy	0	418,587	325,593	32,601	54,472	830,280
Equity Growth Strategy	0	117,096	91,658	9,177	15,334	231,954
Income Strategies[2]	—	—	—	—	—	—
Satellite Strategies[2]	—	—	—	—	—	—

[1]	Advance Commissions paid to dealers of 1% on Class B Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

2	The Income Strategies and Satellite Strategies Portfolios do not offer Class B Shares.
          During the period ended December 31, 2010, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Portfolio with Class C Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	And
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders	Advertising	Totals
Period Ended December 31, 2010:
Portfolio
Balanced Strategy	$6,581	$325,079	$253,134	$25,345	$42,349	$652,489
Growth and Income Strategy	12,835	921,842	726,974	72,790	121,623	1,856,064
Growth Strategy	6,749	938,851	745,505	74,645	124,723	1,890,473
Equity Growth Strategy	5,187	381,631	304,849	30,523	51,001	773,191
Income Strategies	0	12,322	9,211	922	1,541	23,876
Satellite Strategies	0	349,004	265,157	26,549	44,361	685,027

[1]	Advance Commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.
          During the period ended December 31, 2010, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan of each applicable Portfolio with Class R Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	And
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders	Advertising	Totals
Period Ended December 31, 2010:
Portfolio
Balanced Strategy	$0	$7,753	$5,984	$599	$1,001	$15,336
Growth and Income Strategy	209	4,652	3,825	383	640	9,708
Growth Strategy	0	5,059	4,152	416	695	10,321
Equity Growth Strategy	—	5,690	4,709	472	788	11,658
Income Strategies	—	288	235	24	39	586
Satellite Strategies	0	1,030	681	68	114	1,893

[1]	Advance Commissions paid to dealers of 1% on Class R Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
          Each Portfolio (other than the Income Strategies Portfolio which does not offer Service Shares) has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Service Organizations for providing personal and account maintenance and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Portfolio enters into agreements with Service Organizations which purchase Service Shares of the Portfolio on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:
                    (i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (b) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the Service Organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.
                    (ii) Shareholder administration services, including (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (b) establishing and maintaining or assisting in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (c) processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting or assisting in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (e) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (f) processing dividend payments on behalf of customers; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.
          As compensation for such services, each Portfolio (other than the Income Strategies Portfolio) will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of the Portfolio attributable to or held in the name of such Service Organization.
          The amount of the fees paid under the Plans by each applicable Portfolio to Service Organizations was as follows for the periods ended December 31, 2010, 2009 and 2008:

Portfolio	2010	2009	2008
Balanced Strategy	$13,318	$17,682	$28,500
Growth and Income Strategy	28,446	39,142	50,342
Growth Strategy	32,462	42,276	74,520
Equity Growth Strategy	19,470	20,164	29,828
Satellite Strategies*	78,448	20,788	290

*	Service Shares of the Satellite Strategies Portfolio commenced operations on August 29, 2008.

          The Portfolios (other than the Income Strategies Portfolio) have adopted the service plan but not the shareholder administration plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The shareholder administration plan has not been adopted pursuant to Rule 12b-1 under the Act.
          Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Portfolio in connection with the investment of fiduciary assets in Service Shares of such Portfolio. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolios. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
          The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Portfolio’s Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 16-17, 2010. The Plans and Service Agreements will remain in effect until June 30, 2011 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Portfolio, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the affected Portfolio’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and the Service Agreements or by a vote of a majority of the affected Portfolio’s outstanding Service Shares, in each case, on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and the holders of Service Shares of the Portfolios.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     “A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also

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distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” — This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” — This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has

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established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.
     “R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” — Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” — Short-tern debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
     “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

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     “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” — Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).
     “CCC” — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

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     “CC” — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).
     “C” — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).
     “RD” — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” — Denotes that Fitch does not publicly rate the associated issue or issuer.
     “WD” — Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” — Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” — Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” — Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

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     “D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     (“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

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     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B
GSAM PROXY VOTING GUIDELINES
Effective for Meetings on or after March 1, 2010
Updated March 1, 2010
The following is a summary of the GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1. Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders:
•	Inside Director

1-B

-	Employee of the company or one of its affiliates

-	Among the five most highly paid individuals (excluding interim CEO)

-	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

-	Current interim CEO

-	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)
•	Affiliated Outside Director (AO)
-	Board attestation that an outside director is not independent

-	Former CEO or other executive of the company within the last three years

-	Former CEO or other executive of an acquired company within the past three years

-	Former interim CEO if the service was longer than eighteen months. If the service was between twelve and eighteen months an assessment of the interim CEO‘s employment agreement will be made

-	Not independent under applicable listing standards
•	Independent Outside Director
-	No material connection to the company other than a board seat
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, funeral obligations or start date after the middle of the year. If the company provides meaningful public or non-material private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
-	Degree to which absences were due to an unavoidable conflict;

-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
Vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient;

2-B

(in this case vote AGAINST the members of the committee of the board that is responsible for the issue under consideration, or in the cases of classified boards against the independent Chairman or lead director);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote; (in this case should not be an automatic vote against the entire board; instead should be against the nominating committee if there is one; if there is no nominating committee then vote against the outside directors that are performing nominating committee duties.);

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent ; (in this case withhold from affiliated outside directors). At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if one or more of the following poor pay practices exist and there is no Management Say on Pay Proposal (“MSOP”). If no Compensation Committee members are up for election (i.e., board is classified)and there is not a proposal for which GSAM could instead vote FOR declassification, then WITHHOLD from other members up for reelection if one or more of the following poor pay practices exist:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

3-B

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
(Apply the below criteria only when management is AGAINST the proposal; if management is FOR it, vote FOR it.)
GSAM will generally recommend a vote AGAINST proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Majority voting is the preferred voting method preferred by GSAM.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:
•	The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

4-B

•	the inability of shareholders to call special meetings or the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) the company has adopted a

5-B

policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-BY-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

6-B

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:
•	Past Board performance

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

•	Risks to shareholders of not approving the request.
Preferred Stock

7-B

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group (with a 10% tolerance); in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.
If the company maintains problematic or poor pay practices, generally vote first:
•	AGAINST Management Say on Pay (MSOP) Proposals or;

8-B

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.
GSAM generally does not penalize a company by double counting a negative vote (i.e., voting against a compensation issue and against the compensation committee members)
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices. The presence of one or more of the following practices when combined with a negative correlation between pay and performance may warrant withhold vote recommendations:
•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:
-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments; (note about tax gross-ups: these may be acceptable in cases where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as relocation or expatriate tax equalization policy);

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

-	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure — Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Excessive severance and/or change in control provisions:
-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive’s termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:
-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:

9-B

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

10-B

Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing- -was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting- -does the new option vest immediately or is there a black-out period?

•	Term of the option- -the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

11-B

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, the following factors should be considered:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

12-B

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

13-B

Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

14-B

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to non-U.S. public equity investments. Note that some items may vary by market based on specific country regulations or practices.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

15-B

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner; OR

•	There are clear concerns over questionable finances or restatements; OR

•	There have been questionable transactions with conflicts of interest; OR

•	There are any records of abuses against minority shareholder interests; OR

•	The board fails to meet minimum corporate governance standards. OR
Vote FOR individual nominees unless there are specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities. Other considerations may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

16-B

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.
Independent NED
•	No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

•	For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

17-B

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
An independent Chairman could promote the interest of shareholders and provide oversight. The independent chairman can perform important duties such as setting board meeting agendas, overseeing the information flow to the board and leading the board evaluation process. There may be some cases however, where requiring an independent chairman may not be necessary because there is evidence of strong board independence.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
-	2/3 independent board, or majority in countries where employee representation is common practice;

-	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

-	Fully independent key committees; and/or

-	Established, publicly disclosed, governance guidelines and director biographies/profiles.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

18-B

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

•	For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

19-B

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments, and multi-year guarantees for salary increases.
Vote compensation plans on a CASE-BY-CASE basis.

20-B

Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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APPENDIX C
Statement of Intention
(applicable only to Class A Shares)
          If a shareholder anticipates purchasing within a 13-month period Class A Shares of a Portfolio alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Portfolio at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
          To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
          Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
          If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

1-C

Title of Securities Being Registered:
Class A Shares, Class B Shares, Class C Shares, Class R Shares, Class IR Shares, Institutional Shares and Service Shares of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Equity Growth Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio.
Class A Shares, Class C Shares, Class R Shares, Class IR Shares, Institutional Shares and Service Shares of the Goldman Sachs Satellite Strategies Portfolio.
Class A Shares, Class C Shares, Class R Shares, Class IR Shares and Institutional Shares of the Goldman Sachs Income Strategies Portfolio.

PART C: OTHER INFORMATION
Item 28. Exhibits
(a)	(1)	Agreement and Declaration of Trust dated January 28, 1997 1/

	(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 2/

	(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 2/

	(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 3/

	(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 3/

	(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

	(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

	(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 5/

	(9)	Amendment No. 8 dated March 1, 1999 to Agreement and Declaration of Trust dated January 28, 1997 6/

	(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 7/

	(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

	(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

	(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 9/

	(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 10/

	(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 11/

	(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 12/

	(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 13/

	(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 14/

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 16/

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 18/

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 20/

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 21/

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(33)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 23/

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 24/

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 25/

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 28/

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 30/

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 31/

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 32/

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 33/

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 33/

(54)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 34/

(55)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 34/

(56)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 35/

	(57)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 36/

	(58)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 36/

	(59)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 37/

	(60)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 38/

	(61)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 38/

	(62)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 38/

(b)	(1)	Amended and Restated By-laws of Goldman Sachs Trust dated October 30, 2002 15/

	(2)	Amendment No. 1 dated November 4, 2004 to Amended and Restated By-laws of Goldman Sachs Trust dated October 30, 2002 20/

	(3)	Amendment No. 2 dated October 16, 2009 to Amended and Restated By-laws of Goldman Sachs Trust dated October 30, 2002 34/

	(4)	Amendment No. 3 dated February 10, 2011 to Amended and Restated By-laws of Goldman Sachs Trust dated October 30, 2002 38/

(c)		Instruments defining the rights of holders of Registrant’s shares of beneficial interest 39/

(d)	(1)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. 3/

	(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. 3/

	(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management 3/

	(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management 3/

	(5)	Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs Financial Square Tax-Exempt California and Goldman Sachs Financial Square Tax-Exempt New York Funds (formerly Institutional Liquid Assets Portfolios), and Goldman Sachs Asset Management 3/

	(6)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International 40/

	(7)	Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management 3/

	(8)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management 41/

	(9)	Amended Annex A dated February 10, 2011 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International 38/

	(10)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Short-Duration Tax-Free Fund) 42/

	(11)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Financial Square Tax-Exempt California and Goldman Sachs Financial Square Tax-Exempt New York Funds (formerly Institutional Liquid Assets Portfolios)) 42/

	(12)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) 42/

	(13)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Core Fixed Income Fund) 42/

	(14)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Asset Allocation Funds) 42/

	(15)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Equity Growth Strategy (formerly Aggressive Growth Strategy), Balanced Strategy, Growth and Income Strategy and Growth Strategy Portfolios 20/

	(16)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Tax-Free Fund 33/

	(17)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Ultra-Short Duration Government Fund (formerly Goldman Sachs Adjustable Rate Government Fund) 33/

	(18)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Government Fund 33/

	(19)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Core Fixed Income Fund 33/

(e)	(1)	Distribution Agreement dated April 30, 1997 17/

	(2)	Amended Exhibit A dated February 10, 2011 to the Distribution Agreement dated April 30, 1997 38/

(f)		Not applicable

(g)	(1)	Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company 43/

	(2)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company 2/

	(3)	Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund 5/

	(4)	Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios) 7/

	(5)	Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Technology Tollkeeper Fund (formerly Tollkeeper Fund and formerly Internet Tollkeeper Fund)) 8/

	(6)	Fee schedule dated October 1, 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund) 44/

	(7)	Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Structured Tax-Managed Equity Fund (formerly CORE Tax-Managed Equity Fund)) 10/

	(8)	Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund) 10/

	(9)	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Enhanced Income Fund) 11/

	(10)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company 10/

	(11)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990 10/

	(12)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991 10/

	(13)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company 14/

	(14)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company 14/

	(15)	Amendment to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company 45/

	(16)	Amendment to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company 45/

	(17)	Letter Amendment dated May 15, 2002 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company 15/

(18)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. 46/

(19)	Letter Amendment dated August 26, 2003 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) 47/

(20)	Letter Amendment dated October 28, 2003 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) 47/

(21)	Letter Amendment dated February 8, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (for the fund now known as Goldman Sachs Commodity Strategy Fund) 47/

(22)	Letter Amendment dated March 14, 2007 to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) 47/

(23)	Letter Amendment dated April 23, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Strategic International Equity Fund) 47/

(24)	Letter Amendment dated May 2, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund) 47/

(25)	Letter Amendment dated August 10, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) 47/

(26)	Letter Amendment dated August 10, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Retirement Strategies Portfolios) 47/

(27)	Letter Amendment dated September 12, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured International Small Cap Fund) 47/

(28)	Letter Amendment dated September 12, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured Emerging Markets Equity Fund) 47/

(29)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Enhanced Dividend Global Equity Portfolio) 47/

(30)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Tax-Advantaged Global Equity Portfolio) 47/

(31)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured International Tax-Managed Equity Fund) 47/

	(32)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Dividend and Premium Fund) 47/

	(33)	Letter Amendment dated October 4, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) 47/

	(34)	Letter Amendment dated November 28, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Absolute Return Tracker Fund) 47/

	(35)	Letter Amendment dated September 17, 2009 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured International Equity Fund and Goldman Sachs Structured International Equity Flex Fund) 34/

	(36)	Letter Amendment dated November 19, 2009 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Equity Fund) 34/

	(37)	Letter Amendment dated November 19, 2009 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Dynamic Allocation Fund) 48/

	(38)	Letter Amendment dated August 11, 2009 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Technology Tollkeeper Fund (formerly Tollkeeper Fund )) 49/

	(39)	Letter Amendment dated June 17, 2010 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) 36/

	(40)	Letter Amendment dated December 31, 2010 to the Custodian Agreement dated July 15, 1991 between Registrant and JPMorgan Chase Bank, N.A (Goldman Sachs N-11 Equity Fund) 38/

	(41)	Letter Amendment dated February 15, 2011 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) 50/

	(42)	Letter Amendment dated March 31, 2011 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Brazil Equity Fund, Goldman Sachs India Equity Fund, Goldman Sachs China Equity Fund, and Goldman Sachs Korea Equity Fund) 50/

	(43)	Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and Bank of New York Trust Company on behalf of the Goldman Sachs Money Market Funds 51/

(h)	(1)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company 52/

	(2)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company 52/

(3)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company 43/

(4)	Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. 53/

(5)	Amended and Restated Transfer Agency Agreement Fee Schedule dated February 10, 2011, to the Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. 38/

(6)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 5/

(7)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust — TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 54/

(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs — Institutional Liquid Assets Portfolios 5/

(9)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds 5/

(10)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds 54/

(11)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios 55/

(12)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) 56/

(13)	Goldman Sachs Trust Cash Management Shares Service Plan amended and restated as of December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) 56/

(14)	Goldman Sachs Trust FST Select Class Select Plan amended and restated as of February 4, 2004 46/

(15)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of the remaining Financial Square Funds) 56/

(16)	Goldman Sachs Trust FST Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 46/

(17)	Goldman Sachs Trust Administration Class Administration Plan amended and restated as of February 4, 2004 46/

(18)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of
December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) 56/

(19)	Goldman Sachs Trust Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 46/

(20)	Goldman Sachs Trust FST Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 46/

(21)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of December 16, 2010 (on behalf of the remaining Financial Square Funds) 56/

(22)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. 57/

(23)	Form of Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Commodity Strategy Fund 52/

(24)	Goldman Sachs Trust FST Cash Management Shares Service Plan dated February 11, 2010 (on behalf of the remaining Financial Square Funds) 58/

(25)	Goldman Sachs Trust Premier Shares Service Plan and Administration Plan dated February 11, 2010 58/

(26)	Goldman Sachs Trust Resource Shares Service Plan dated February 11, 2010 58/

(27)	Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and Bank of New York Trust Company on behalf of the Goldman Sachs Money Market Funds 51/
(i)	Opinion and Consent of Dechert LLP 51/

(j)	Consent of PricewaterhouseCoopers LLP, filed herewith

(k)	Not applicable

(l)	Not applicable
(m)	(1)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 19/

	(2)	Class B Distribution and Service Plan amended and restated as of February 4, 2004 46/

	(3)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 46/

	(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 amended and restated as of December 16, 2010 (on behalf of Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds) 56/

	(5)	Class R Distribution and Service Plan dated November 8, 2007 29/

	(6)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (on behalf of the remaining Financial Square Funds) 58/

	(7)	Resource Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 58/

(n)	(1)	Plan in Accordance with Rule 18f-3, amended and restated as of December 1, 2010 56/

(p)	(1)	Code of Ethics — Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund dated April 23, 1997, as amended effective March 12, 2009 36/

	(2)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective November 17, 2010 56/

(q)	(1)	Powers of Attorney for Messrs. Bakhru, Coblentz, Shuch and Strubel 23/

	(2)	Powers of Attorney for Ms. Daniels and Ms. Palmer 59/

	(3)	Power of Attorney for James A. McNamara 60/

	(4)	Power of Attorney for George F. Travers 34/

	(5)	Powers of Attorney for Donald C. Burke and Joseph P. LoRusso 61/

1/	Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997.

2/	Incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997.

3/	Incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998.

4/	Incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998.

5/	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998.

6/	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999.

7/	Incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999.

8/	Incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999.

9/	Incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999.

10/	Incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000.

11/	Incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000.

12/	Incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000.

13/	Incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001.

14/	Incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001.

15/	Incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002.

16/	Incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003.

17/	Incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003.

18/	Incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds (“Acquisition”), SEC File No. 333-117561, filed July 22, 2004.

19/	Incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004.

20/	Incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005.

21/	Incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005.

22/	Incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006.

23/	Incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005.

24/	Incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006.

25/	Incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006.

26/	Incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006.

27/	Incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 811-05349, filed June 12, 2007.

28/	Incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 811-05349, filed August 14, 2007.

29/	Incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007.

30/	Incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008.

31/	Incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008.

32/	Incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008.

33/	Incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009.

34/	Incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009.

35/	Incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010.

36/	Incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010.

37/	Incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 30, 2010.

38/	Incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011.

39/	Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b)(3).

40/	Incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998.

41/	Incorporated by reference from Post-Effective Amendment No. 195 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 29, 2008.

42/	Incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003.

43/	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995.

44/	Incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999.

45/	Incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002.

46/	Incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004.

47/	Incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2009.

48/	Incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009.

49/	Incorporated by reference from Post-Effective Amendment No. 229 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 24, 2009.

50/	Incorporated by reference from Post-Effective Amendment No. 277 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 5, 2011.

51/	Incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011.

52/	Incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009.

53/	Incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007.

54/	Incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008.

55/	Incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010.

56/	Incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010.

57/	Incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007.

58/	Incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010.

59/	Incorporated by reference from Post-Effective Amendment No. 161 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 10, 2007.

60/	Incorporated by reference from Post-Effective Amendment No. 171 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 9, 2007.

61/	Incorporated by reference from Post-Effective Amendment No. 253 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 26, 2010.
Item 29. Persons Controlled by or Under Common Control with the Fund
     Goldman Sachs Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Goldman Sachs Cayman Commodity Fund, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary’s financial statements will be included on a consolidated basis in the Commodity Strategy Fund’s annual and semi-annual reports to shareholders.
     Goldman Sachs India Equity Fund, also a series of the Registrant, wholly owns and controls Goldman Sachs Mauritius India Equity Fund Ltd (the “Mauritius Subsidiary”), a company organized under the laws of the Republic of Mauritius. The Mauritius Subsidiary’s financial statements will be included on a consolidated basis in the India Equity Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification
     Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).
     The Management Agreements (other than the Management Agreements on behalf of the Financial Square Tax-Exempt California and Financial Square Tax-Exempt New York Funds and the Short Duration Government Fund) provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of the ILA Portfolios and the Short Duration Government Fund provides that the ILA Portfolios and the Short Duration Government Fund will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1) through (d)(7).
     Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated August 9, 2007 provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(4) respectively, to the Registrant’s Registration Statement.
     Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Item 31. Business and Other Connections of Investment Adviser
     Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
John S. Weinberg	The Goldman Sachs Group, Inc.	Vice Chairman
Managing Director-	200 West Street
GSAM LP	New York, New York 10282

	Goldman, Sachs & Co.	Managing Director
200 West Street
New York, New York 10282

Lloyd C. Blankfein	The Goldman Sachs Group, Inc.	Chairman and Chief
Managing Director-	200 West Street	Executive Officer
GSAM LP	New York, New York 10282

	Goldman, Sachs & Co.	Managing Director
200 West Street
New York, New York 10282

Item 32. Principal Underwriters
(a)	Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.
GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
Yusuf A. Alireza (1)	Managing Director
Lloyd C. Blankfein (2)	Chairman and Chief Executive Officer
Alan M. Cohen (2)	Global Head of Compliance, Managing Director
Gary D. Cohn (2)	Managing Director
Christopher A. Cole (2)	Managing Director
Edith Cooper (2)	Managing Director
Gordon E. Dyal (3)	Managing Director
Isabelle Ealet (4)	Managing Director
Edward K. Eisler (4)	Managing Director
J. Michael Evans (1)	Managing Director
Edward C. Forst (2)	Managing Director
Richard A. Friedman (2)	Managing Director
Richard J. Gnodde (3)	Managing Director
David B. Heller (2)	Managing Director
Kevin W. Kennedy (2)	Managing Director
Gwen R. Libstag (2)	Managing Director
Masanori Mochida (5)	Managing Director
Donald R. Mullen, Jr. (2)	Managing Director
Timothy J. O’Neill (2)	Managing Director
Gregory K. Palm (2)	General Counsel and Managing Director
John F.W. Rogers (2)	Managing Director
David C. Ryan (6)	Managing Director
Pablo J. Salame (4)	Managing Director
Jeffrey W. Schroeder (2)	Managing Director
Harvey M. Schwartz (2)	Managing Director
Michael S. Sherwood (4)	Managing Director
David M. Solomon (2)	Managing Director
Esta Stecher (2)	General Counsel and Managing Director
Steven H. Strongin (2)	Managing Director
David A. Viniar (2)	Managing Director
John S. Weinberg (2)	Managing Director
Yoel Zaoui (3)	Managing Director

(1)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China

(2)	200 West Street, New York, NY 10282

(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(4)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(5)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan

(6)	1 Raffles Link, #07-01 South Lobby, Singapore 039393
(c) Not Applicable.
Item 33. Location of Accounts and Records
     The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, Bank of New York Mellon, One Wall Street, New York, New York 10286 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606.
Item 34. Management Services
     Not applicable
Item 35. Undertakings
     Not applicable

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 281 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 281 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 29th day of April, 2011.

GOLDMAN SACHS TRUST
(A Delaware statutory trust)

By:	/s/ Peter V. Bonanno
Peter V. Bonanno
Secretary
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
[1]James A. McNamara	President (Chief Executive	April 29, 2011
James A. McNamara	Officer) and Trustee

[1]George F. Travers	Principal Financial Officer and	April 29, 2011
George F. Travers	Senior Vice President

[1]Ashok N. Bakhru	Chairman and Trustee	April 29, 2011
Ashok N. Bakhru

[1]Donald C. Burke	Trustee	April 29, 2011
Donald C. Burke

[1]John P. Coblentz, Jr.	Trustee	April 29, 2011
John P. Coblentz, Jr.

[1]Diana M. Daniels Diana M. Daniels	Trustee	April 29, 2011

[1]Joseph P. LoRusso	Trustee	April 29, 2011
Joseph P. LoRusso

[1]Jessica Palmer Jessica Palmer	Trustee	April 29, 2011

[1]Alan A. Shuch	Trustee	April 29, 2011
Alan A. Shuch

[1]Richard P. Strubel	Trustee	April 29, 2011
Richard P. Strubel

By:	/s/ Peter V. Bonanno
Peter V. Bonanno,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE
The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 17, 2010.
     RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Peter V. Bonanno, James A. Fitzpatrick and James A. McNamara, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.
Dated: April 29, 2011

/s/ Peter V. Bonanno
Peter V. Bonanno,
Secretary

EXHIBIT INDEX
(j) Consent of PricewaterhouseCoopers LLP